Use these links to rapidly review the document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ABM Industries Incorporated
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

551 Fifth Avenue, Suite 300
New York, New York 10176

February 6, 2012

Dear Fellow Shareholders:

You are cordially invited to attend the 2012 Annual Meeting of Shareholders of ABM Industries Incorporated at The Pierre Hotel, 2 East 61st Street, New York, New York 10065, on Tuesday, March 6, 2012, at 10:00 a.m. The Notice of Meeting and Proxy Statement and accompanying proxy card describe in detail the matters to be acted upon at the meeting.

Whether or not you plan to attend the meeting in person, please take the time to vote on the Internet, by telephone or by mailing your proxy card. As explained in the Proxy Statement, you may revoke your proxy at any time before it is actually voted at the meeting.

Only shareholders of record at the close of business on January 11, 2012 will be entitled to vote at the meeting and any adjournments thereof. A list of shareholders on that date will be available for inspection by any shareholder for ten days prior to the meeting during normal business hours at ABM's corporate headquarters located at 551 Fifth Avenue, Suite 300, New York, New York 10176. You may make an appointment to review the list of shareholders by contacting ABM at (212) 297-0200.

If you plan to attend the meeting in person and vote at the meeting, please remember to bring a form of personal identification with you. If you are acting as a proxy for another shareholder, please bring appropriate documentation from the record owner for whom you are acting as a proxy. If you will need any special assistance at the meeting, please contact ABM at (212) 297-0200 prior to the meeting.

We look forward to seeing you at the meeting.

Maryellen C. Herringer Chairman of the Board of Directors	Henrik C. Slipsager President and Chief Executive Officer

551 Fifth Avenue, Suite 300
New York, New York 10176

 2012 ANNUAL MEETING OF SHAREHOLDERS
TUESDAY, MARCH 6, 2012
10:00 A.M.
NOTICE OF MEETING AND PROXY STATEMENT

 YOUR VOTE IS IMPORTANT

ABM Industries Incorporated ("ABM" or the "Company") will hold its 2012 Annual Meeting of Shareholders at The Pierre Hotel, 2 East 61st Street, New York, New York 10065, on Tuesday, March 6, 2012, at 10:00 a.m. The items of business at the annual meeting are:

  Item One: Election of three directors to serve three-year terms until the 2015 Annual Meeting and until their successors are duly elected and qualified. The Board recommends a vote FOR each of the nominees.

  Item Two: Ratification of the selection of KPMG LLP as ABM's independent registered public accounting firm for the current year. The Board recommends a vote FOR this proposal.

  Item Three: Advisory vote on executive compensation. The Board recommends a vote FOR this proposal.

  Item Four: Amendments to the Company's 2006 Equity Incentive Plan. The Board recommends a vote FOR this proposal.

  Item Five: Transact such other business as may properly come before the meeting.

If you are a shareholder of record, you may vote in any one of four ways: in person by attending the Annual Meeting, by Internet, by telephone, or by mail using the enclosed proxy card. Specific voting information is included under the caption "Voting Procedures." Only shareholders of record at the close of business on January 11, 2012, are entitled to vote. On that day 53,468,394 shares of ABM common stock were outstanding. Each share entitles the holder to one vote.

The ABM Board of Directors asks you to vote in favor of the director nominees, for the ratification of KPMG LLP as ABM's independent registered public accounting firm, for the approval, on an advisory basis, of the compensation of our executive officers and for the approval of amendments to the Company's 2006 Equity Incentive Plan. This Proxy Statement provides you with detailed information about each of these matters. We encourage you to read this Proxy Statement carefully. In addition, you may obtain information about ABM from our Annual Report on Form 10-K for the fiscal year ended October 31, 2011, and from the ABM 2011 Report to Shareholders, as well as from additional documents that we have filed with the Securities and Exchange Commission that are available on ABM's web site at www.abm.com.

This Notice and Proxy Statement are dated February 6, 2012, and were first mailed, together with a proxy card, to shareholders on or about February 6, 2012.

 Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on March 6, 2012.

The Proxy Statement, Annual Report on Form 10-K for the fiscal year ended October 31, 2011 and ABM 2011 Report to Shareholders and the means to vote by Internet are available at www.proxyvote.com.

Instead of receiving paper copies of future annual reports and proxy statements in the mail, you can elect to receive an e-mail that will provide an electronic link to these documents. Choosing to receive your proxy materials online will save us the cost of producing and mailing documents to you as well as conserve natural resources. With electronic delivery, we will notify you by e-mail as soon as the annual report and proxy statement are available on the Internet, and you can easily submit your shareholder vote online. If you are a shareholder of record, you may enroll in the electronic delivery service at the time you vote by marking the appropriate box on your proxy card, or by selecting electronic delivery if you vote on the Internet, and following the enrollment instructions. If you are a beneficial holder, you may also have the opportunity to receive annual meeting materials electronically. Please check the information provided in the proxy materials mailed to you by your brokerage firm, bank or trustee.

You may contact ABM at 212-297-0200 to obtain directions to the site of the Annual Meeting.

 VOTING PROCEDURES AND ANNUAL MEETING ATTENDANCE

Who may vote and how many votes do I have?

Shareholders of record at the close of business on the record date, January 11, 2012, may vote. On that date, there were 53,468,394 outstanding shares of ABM common stock.

All of the shares of ABM's common stock are entitled to vote at the meeting. Shareholders of record will have one vote for each share they hold.

How many votes must be present to hold the annual meeting?

A majority of the votes that may be cast (at least 26,734,198 votes), present in person or represented by proxy, is needed to hold the 2012 Annual Meeting. If you properly vote on any proposal, your shares will be included in the number of shares to establish a quorum for the annual meeting. Shares represented by proxy cards marked "abstain" or returned without voting instructions will be counted as present for the purpose of determining whether the quorum for the annual meeting is satisfied. In addition, if you hold shares through a bank or brokerage account, your shares will be counted as present for the purpose of determining whether the quorum for the annual meeting is satisfied, even if you do not provide voting instructions to your bank or brokerage firm. However, neither these shares nor any abstentions will count in the voting results.

We urge you to vote by proxy even if you plan to attend the meeting. That will help us to know as soon as possible that we have enough votes to hold the meeting. Returning your proxy card will not affect your right to revoke your proxy or to attend the 2012 Annual Meeting and vote in person.

How do I vote my shares?

You may vote at the annual meeting by proxy or in person.

If you are a "holder of record" (that is, if your shares are registered in your own name with our transfer agent), you have several options. You may vote by telephone, on the Internet or by attending the meeting and voting in person. In addition, you may vote by mail using the enclosed proxy card.

If you hold your shares in "street name" (that is, if you hold your shares through a broker, bank or other holder of record), you received this proxy statement and voting instruction card from your broker, bank or other holder of record. The voting instruction card explains which voting options are available to you. As the beneficial owner of shares held in street name, you have the right to direct your bank or broker how to vote your shares, and it is required to vote your shares in accordance with your instructions. If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares with respect to "routine" items, but it will not be permitted to vote your shares with respect to "non-routine" items. In the case of a non-routine item, your shares will be considered "broker non-votes" on that proposal. If you want to vote in person at the annual meeting, you must obtain a power of attorney or proxy from your broker, bank or other holder or record authorizing you to vote. You must bring this power of attorney or proxy to the meeting.

How do I attend the annual meeting?

All shareholders as of the record date, January 11, 2012, or their proxy holders, are welcome to attend the annual meeting. If you are voting by mail, by telephone or via the Internet, but still wish to attend the meeting, follow the instructions on your proxy card or via the Internet (www.proxyvote.com) to tell us that you plan to attend. When you arrive at the meeting, please look for the "Shareholders' Welcome Desk," where you will be asked for photo identification in order to receive your admittance card.

If you hold your shares in street name and you decide to attend, you must bring to the meeting a copy of your bank or brokerage statement evidencing your ownership of ABM Industries Incorporated common stock as of the record date. Please go to the "Shareholders' Welcome Desk" and provide the bank or brokerage statement, as well as your photo identification, in order to obtain an admittance card.

What happens if the annual meeting is postponed or adjourned?

Your proxy will still be valid and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.

Can I change or revoke my proxy?

Yes, you may change your vote or revoke your proxy at any time at or before the annual meeting. If you are a holder of record, you may change your vote or revoke your proxy through any of the following means:

  •
  by casting a new vote by telephone or the Internet prior to the annual meeting, or by properly completing and signing another proxy card with a later date and returning the proxy card prior to the annual meeting;

  •
  giving written revocation to our Corporate Secretary prior to the annual meeting directed to the address on page 5, or at the meeting; or

  •
  voting in person at the annual meeting.

What if I do not indicate my vote for one or more of the matters on my proxy card?

If you are a registered shareholder and you return a proxy card without indicating your vote, your shares will be voted in accordance with the Board's recommendations for proposals described in this proxy statement.

What if I do not return a proxy card or vote at the annual meeting?

If you are a registered shareholder and you do not return a proxy card or vote at the annual meeting, your shares will not be voted and will not count towards the quorum requirement to hold the annual meeting. Your shares that are not voted will not affect the outcome of any of the company's proposals.

What if my shares are held in "street name" and I do not give my bank or broker instructions on how to vote?

If your shares are held in "street name" and you do not give your bank or broker instructions on how to vote, your shares will be counted towards the quorum requirement for the annual meeting.

The failure to instruct your bank or broker how to vote will have one of two effects on the proposals for consideration at the annual meeting, depending upon the type of proposal. For the election of directors in Proposal 1, and for Proposals 3 and 4, absent instructions from you, the bank or broker may not vote your shares at all and your shares will be considered broker non-votes, which will have no effect on the outcome of the proposal. For Item 2 involving ratification of our independent registered public accounting firm for 2012, the broker may vote your shares at its discretion.

Will my vote be confidential?

Yes. Your vote is confidential and will not be disclosed to our directors or employees.

Will the Company's independent registered public accounting firm be present at the annual meeting?

Yes, representatives of KPMG LLP ("KPMG") will attend the meeting. They will be available during the meeting to answer your questions and they will have the opportunity to make a statement, if they desire to do so. The Audit Committee of our Board has approved the appointment of KPMG as our independent registered public accounting firm for our 2012 fiscal year.

Will our directors attend the annual meeting?

It is expected that our directors will attend our annual meeting. All of our directors attended the 2011 Annual Meeting of Shareholders.

Who will be soliciting proxies on our behalf?

The Company pays the cost of preparing proxy materials and soliciting your vote. Proxies may be solicited on our behalf by our directors, officers or employees by telephone, electronic or facsimile transmission or in person.

Who will count the vote?

Broadridge Financial Solutions, Inc. will be the proxy tabulator and IVS Associates, Inc. will act as the Inspector of Election.

What is "householding"?

Shareholders who hold their shares in the name of their bank or broker and live in the same household as other shareholders may receive only one copy of this Proxy Statement. This practice is known as "householding." If you hold your shares in your broker's name and would like additional copies of these materials, please contact your broker. If you receive multiple copies and would prefer to receive only one, please contact your broker. ABM does not use householding for the copies of the proxy statement that it delivers directly to shareholders.

SHAREHOLDER PROPOSALS, DIRECTOR NOMINATIONS AND
COMMUNICATING WITH OUR BOARD

How do I submit a shareholder proposal or director nomination for consideration at the 2013 Annual Meeting?

Our 2013 Annual Meeting is currently scheduled for March 5, 2013. If you wish to submit a proposal to be included in the 2013 proxy statement, you must submit your proposal in writing so that we receive it no later than October 9, 2012. Proposals should be sent to the Corporate Secretary, Sarah H. McConnell, ABM Industries Incorporated, 551 Fifth Avenue, Suite 300, New York, New York 10176.

Under our bylaws, any shareholder wishing to make a nomination for director or wishing to introduce any business at the 2013 Annual Meeting of Shareholders (other than a proposal submitted for inclusion in the Company's proxy materials) must provide the Company advance notice of such business which must be received by the Company no earlier than November 6, 2012 and no later than December 6, 2012. Nominations for director for consideration by the Governance Committee should include the candidate's name and qualifications for Board membership and fulfill all of the requirements set forth in the Company's Bylaws, and should be sent within the time frame specified in the Bylaws.

How do I communicate with the Board?

You may communicate with our entire Board or the independent directors as a group by sending an e-mail to boardofdirectors@abm.com or by writing to Board of Directors, ABM Industries Incorporated, 551 Fifth Avenue, Suite 300, New York, New York 10176. Our Corporate Secretary will forward all communications relating to ABM's interests, other than business solicitations, advertisements, job inquiries or similar communications, directly to the appropriate directors.

In addition, we maintain a Compliance Hotline that is available 24 hours a day, seven days a week, to receive calls, e-mails, and letters to report a concern or complaint, anonymous or otherwise. The Compliance Hotline can be reached at 1-877-253-7804 or online at abmhotline.ethicspoint.com.

OUR BOARD OF DIRECTORS

General

Our Certificate of Incorporation provides that the Board of Directors shall be divided into three classes serving staggered three-year terms, each class to be as nearly equal in number as the other two. Our Board of Directors is currently comprised of nine members: Dan T. Bane, Linda Chavez, J. Philip Ferguson, Anthony G. Fernandes, Luke S. Helms, Maryellen C. Herringer, Henry L. Kotkins, Jr., Henrik C. Slipsager and William W. Steele. On January 18, 2012, Mr. Kotkins informed the Company that he will retire as a director, effective as of the 2012 annual meeting. At that time, our Board of Directors will consist of eight members. The terms of Ms. Chavez and Messrs. Ferguson and Slipsager expire at the 2012 annual meeting.

Nominees

Our Board has proposed the following nominees for election as directors with three-year terms expiring at the annual meeting in 2015: Linda Chavez, J. Philip Ferguson and Henrik C. Slipsager. Mr. Ferguson was elected by the Board to serve for his present term on December 6, 2009. Ms. Chavez and Mr. Slipsager were elected to serve for their present terms at the 2009 annual meeting of shareholders. The other continuing directors will remain in office until the expiration of their terms at the 2013 or 2014 annual meeting, as the case may be. The Board expects each nominee for election as a director to serve if elected. If a nominee is unable or unwilling to serve, proxies will be voted in favor of the other nominees and may be voted for a substitute nominee. Each nominee elected as a director will continue in office until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or retirement.

Each nominee was recommended by the Governance Committee, has been nominated by the Board of Directors for election and has consented to serve. In recommending Ms. Chavez and Messrs. Ferguson and Slipsager for election as directors, the Governance Committee considered these directors' service to our Board, their independence, skills, contributions to the Board, current and previous occupations and current and former directorships with other public companies.

Our Board is composed of individuals who have experience as current or former chief executive officers, current or former senior executives with significant operational, finance or audit responsibilities and individuals who have extensive experience in legal matters, investment management and finance, mergers and acquisitions, government and public policy as well as service on the boards of other public companies. As such, they have strong leadership skills and working knowledge of matters facing companies such as ours. The Board of Directors' Skills Matrix sets out selection criteria used by our Board in connection with nominations to our Board and also reflects the current skills and experience of the other continuing members of our Board.

Board of Directors' Skills Matrix

Skills and Experience	Dan T. Bane	Linda Chavez	J. Philip Ferguson	Anthony G. Fernandes	Luke S. Helms	Maryellen C. Herringer	Henrik C. Slipsager	William W. Steele
Operations Experience	✓		✓	✓	✓		✓	✓
Compensation Expertise	✓	✓	✓	✓		✓	✓	✓
Industry Experience							✓	✓
Board Experience	✓	✓		✓	✓	✓	✓	✓
Financial Experience	✓	✓	✓	✓	✓	✓	✓	✓
Mergers and Acquisitions Experience	✓		✓	✓	✓	✓	✓	✓
Sales and Marketing	✓		✓		✓		✓	✓
Government/Government relations	✓	✓				✓
Global	✓			✓	✓	✓	✓
Diversity	✓	✓		✓	✓	✓	✓	✓

PROPOSAL 1—ELECTION OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS VOTES "FOR" THE ELECTION OF ALL OF THE NOMINEES AS DIRECTORS

The three persons who receive a plurality of the votes cast will be elected as directors. This means that the three director nominees with the most votes are elected. Only votes "For" affect the outcome. Withheld votes do not affect the voting calculation.

Nominees for Election as Directors with Terms Expiring in 2015

Linda Chavez	Director Since 1997	Age 64

Chairman of the Board, Center for Equal Opportunity

Ms. Chavez is the founder of the Center for Equal Opportunity and currently serves as chairman, a position she has held since January 2006. Prior to her appointment as chairman, Ms. Chavez served as president of the Center for Equal Opportunity from January 1995 through December 2005. Ms. Chavez was a director of Pilgrim's Pride Corporation from 2004 to 2008 where she served on the audit committee. Previously, she was a director of Greyhound Lines, Inc. from 1995 to 1999, when it was acquired by another company. Ms. Chavez has held numerous appointed positions, including chief executive officer of the National Commission on Migrant Education from 1988 to 1992, chief executive officer of the U.S. Commission on Civil Rights from 1983 to 1985, and White House Director of Public Liaison in 1985. In 1992, she was elected by the United Nations Commission on Human Rights to serve a four-year term as U.S. Expert to the U.N. Sub-Commission on the Prevention of Discrimination and Protection of Minorities. She is a 2006 graduate of the UCLA Anderson Graduate School of Management Director Training and Certification Program and served on the advisory board of the Outstanding Directors Exchange in 2008 and 2009. Ms. Chavez serves or has served on numerous nonprofit boards, including the Campaign to Prevent Teen and Unplanned Pregnancies, and she is an author and nationally syndicated columnist and television commentator and writes extensively about public policy issues.
J. Philip Ferguson	Director Since 2009	Age 66

Vice Chairman, University of Texas Investment Management Company

Mr. Ferguson serves on the board of directors of the University of Texas Investment Management Company (UTIMCO), a position he has held since August 2003, and currently serves as vice chairman, a position he has held since January 2008. He chairs the UTIMCO compensation committee and serves on its risk and policy committees. Mr. Ferguson also serves on the advisory committee of the MBA Investment Fund at the McCombs School of Business at the University of Texas-Austin, a position held since March 2005, and is a member of the advisory board of Murphree Venture Partners. Mr. Ferguson held various executive positions with AIM Capital Management, Inc. (now Invesco AIM) from 2000 to 2007, serving most recently as president and chief investment officer. Previously, he held senior positions at several investment management firms, including: managing partner at Beutel, Goodman & Company; senior vice president at Lehman Brothers,  Inc.; and vice president of Goldman, Sachs & Company. Mr. Ferguson also serves or has served on various investment and civic boards, including the Houston Ballet, the Memorial Hermann Foundation, Museum of Fine Arts, Houston, and on the Chancellor's Advisory Council, Texas Christian University.

Henrik C. Slipsager	Director Since 2000	Age 57

President and Chief Executive Officer, ABM Industries Incorporated

Mr. Slipsager is president and chief executive officer of the Company, a position held since November 2000. Previously, Mr. Slipsager served as executive vice president of the Company and president of ABM Janitorial Services from November 1999 to October 2000, and as senior vice president of the Company and executive vice president of ABM Janitorial Services from January 1997 to October 1999. From October 1994 to December 1996, he was president of 2M Invest of Denmark, a venture capital firm. Previously, he held executive roles at the ISS Group, a leading facility services company based in Denmark, which he joined in 1982 as corporate controller of ISS International. From 1984 to 1994, Mr. Slipsager served as chief financial officer, chief operating officer and later president and chief executive officer of ISS of America.

Directors with Terms Expiring in 2013

Luke S. Helms	Director Since 1995	Age 68

Managing Director, Sonata Capital Group

Mr. Helms is the managing director of Sonata Capital Group, a privately owned registered investment advisory firm, a position held since June 2000. Previously, Mr. Helms served as vice chairman of KeyBank from April 1998 to March 2000 and held various senior executive positions at Bank of America Corporation, including vice chairman from May 1993 to October 1998. He also served as president of Seafirst Bank from November 1987 to September 1990 and chief executive officer from September 1990 to May 1993. Mr. Helms was a director of Lifelock, Inc., a privately owned company, from 2007 to 2008 and has served as a director of Manulife Financial Corporation since 2007.
William W. Steele	Director Since 1998	Age 75

Former President and Chief Executive Officer, ABM Industries Incorporated

Mr. Steele is a former officer and employee of the Company, who retired in October 2000 after 43 years of employment with the Company. Mr. Steele's positions with the Company included service as president from November 1991 to October 2000 and chief executive officer from November 1994 to October 2000. Mr. Steele also serves as a director of TrueBlue, Inc., a public company provider of temporary blue-collar staffing, a position he has held since 2001, where he chairs its governance and nominating committee, is a member of its compensation committee, and has served as its lead independent director since October 2008.

 Directors with Terms Expiring in 2014

Dan T. Bane	Director Since 2008	Age 64

Chairman and Chief Executive Officer, Trader Joe's Company

Mr. Bane is chairman and chief executive officer of Trader Joe's Company, a position held since 2001. Previously, he served as president of Trader Joe's West from 1998 to 2001, and as senior vice president, finance and administration, for Certified Grocers of California from 1993 to 1998, and was an audit manager of KPMG Peat Marwick from 1969 to 1978. He was a director of The Ryland Group from 2003 to 2008, where he served on its audit committee. Currently he serves on the boards of the Southern California Sports Council and the Retail Management Institute at Santa Clara University. Mr. Bane is a certified public accountant.
Anthony G. Fernandes	Director Since 2007	Age 66

Former Chairman, Chief Executive Officer and President of Philip Services Corporation

Mr. Fernandes served as chairman, chief executive officer and president of Philip Services Corporation from August 1999 to April 2002. Prior to joining Philip Services Corporation, Mr. Fernandes had a 30-year career with the Atlantic Richfield Company (ARCO), serving as executive vice president and director of ARCO from 1994 to 1999; president of ARCO Coal, a subsidiary of ARCO, from 1990 to 1994 and corporate controller of ARCO from 1987 to 1990. He was a member of the ARCO board of directors and chairman of ARCO Chemical Company, a NYSE company 80% owned by ARCO. From 2003 to 2007, he was a director of Tower Automotive, Inc. He also currently serves as a director of Baker Hughes Incorporated, Cytec Industries, and Black and Veatch Corporation.
Maryellen C. Herringer	Director Since 1993	Age 68

Non-Executive Chairman of the Board, ABM Industries Incorporated

Ms. Herringer is an attorney-at-law. She is retired executive vice president, general counsel and secretary of APL Limited, an international provider of transportation and logistics (1991 to 1997). Prior to joining APL Limited, Ms. Herringer was a partner in the international law firm of Morrison & Foerster from 1989 to 1991, and senior vice president and general counsel of Transamerica Corporation (insurance and financial services) from 1981 to 1989. Ms. Herringer also serves as a director of PG&E Corporation and Pacific Gas and Electric Company, a subsidiary of PG&E Corporation, and is chair of such companies' nominating and governance committees and serves on their audit committees. She was interim lead director of PG&E Corporation and interim chairman of the board of Pacific Gas & Electric Company from May to September 2011. Ms. Herringer was a director of Wachovia Corporation from October 2006 and a member of that company's risk committee until it merged with Wells Fargo & Company in December 2008. Ms. Herringer currently is a member of the Board of Trustees of Mills College, Vassar College and the San Francisco Museum of Modern Art and has served on the boards of numerous educational institutions and not-for-profit organizations. She is also a former chair of the Business Law Section of the State Bar of California.

 CORPORATE GOVERNANCE

Corporate Governance Principles and Committee Charters

Our Board of Directors has adopted Corporate Governance Principles that reflect our commitment to good corporate governance and the role of governance in building long-term shareholder value. As described below, our Board committee charters are designed to assure that our Board fully discharges its responsibilities, and our Board regularly reviews these charters and Corporate Governance Principles in response to changing regulatory requirements, evolving best practices and the concerns of our shareholders and other constituents. Our Corporate Governance Principles, which include our independence standards, are published on our web site at http://investor.abm.com. Other information relating to our corporate governance is also available on our web site at the same address, including our Code of Business Conduct ("Code of Conduct"), and the Charters of our Audit Committee, Compensation Committee, Corporate Citizenship and Communications Committee, and Governance Committee. These documents are also available in printed hard-copy format upon written request to the Corporate Secretary at the Company's corporate headquarters.

Governance Information

Director Independence

Our Corporate Governance Principles provide that a majority of our directors will be independent and that our Audit Committee, Compensation Committee and Governance Committee shall consist solely of independent directors and that the Corporate Citizenship and Communications Committee shall consist solely of non-management directors. Each year our Governance Committee reviews the independence of each of our directors under the NYSE listing standards and considers any current or previous employment relationship as well as any transactions or relationships between our Company and our directors or any members of their immediate family (or any entity of which a director or an immediate family member is an executive officer, general partner or significant equity holder). The purpose of this review is to determine whether any relationships or transactions exist that preclude a director from being deemed independent under the NYSE listing standards or are otherwise inconsistent with a determination that the director is independent. To facilitate this process, our Governance Committee reviews directors' responses to our annual Directors' and Officers' Questionnaire, which requires disclosure of each director's and his or her immediate family's relationships to our Company, as well as any potential conflicts of interest that may otherwise be brought to the attention of our Governance Committee.

In this context, our Governance Committee considered the retirement benefits of Mr. Steele that are described under "Transactions with Related Persons." Our Governance Committee determined that this relationship was not material. Based on its analysis and our independence standards, our Governance Committee concluded and recommended to our Board that this relationship did not impair the independence of this director, and our Governance Committee affirmatively determined and recommended to our Board, and the Board confirmed, that all of our directors, other than our Chief Executive Officer ("CEO"), should be designated as independent.

Board Leadership Structure

The Company currently has separate persons serving as its Chairman of the Board and CEO in recognition of the differences between the two roles. As set forth in the Company's Bylaws, the CEO has general and active management over the business and affairs of the Company, subject to the control of the Board. Our Chairman, on the other hand, is charged with presiding over all meetings of the Board and our shareholders, as well as providing advice and counsel to the CEO, coordinating the preparation of agendas, keeping directors informed of matters impacting the Company, and maintaining contact with the Company's General Counsel. Maryellen Herringer serves as Chairman of the Board, a position she has held since 2006. The Board of Directors believes that by separating the roles of CEO and Chairman, the CEO is better able to focus his time and energy on managing the Company's operations. The Board of Directors believes that the separate CEO/Chairman structure is the most appropriate and effective leadership structure for the Company and its shareholders at this time.

The Board's Role in Risk Management

Our Board of Directors exercises oversight of the Company's strategic, operational and financial matters, as well as compliance and legal risks. In connection with this role, the Board oversees our enterprise risk management process, which is designed to fortify our risk management capability as well as to monitor business risks. The Board, as permitted in the Company's Bylaws and committee charters, exercises its oversight, in part, through the Audit Committee, the Compensation Committee, the Corporate Citizenship and Communications Committee, and the Governance Committee. The Audit Committee reviews and discusses guidelines and policies with respect to risk assessment and risk management. The Compensation Committee annually reviews and assesses risks, if any, arising from the Company's compensation policies and practices for its employees and whether any such risks are reasonably likely to have a material adverse effect on the Company. The Corporate Citizenship and Communications Committee reviews and advises with respect to risks related to strategies, policies and communications targeted to various key constituencies and Company philanthropic initiatives. The Governance Committee considers risks in relationship to succession planning. The Board's role in risk oversight has not affected its leadership structure.

Executive Sessions of Directors

At least four times a year, after regularly scheduled and special Board meetings, our independent directors meet in executive session without management present and consider matters important to our Company and corporate governance. Executive sessions are chaired by our Chairman. During fiscal year 2011, our Board met in executive session ten times.

Code of Business Conduct

The Board of Directors has adopted the Code of Conduct. The Code of Conduct applies to all directors, officers and employees of ABM, including ABM's CEO, Chief Financial Officer ("CFO") and Chief Accounting Officer. The Code of Conduct is available on ABM's web site under "Governance" at http://investor.abm.com and in printed hard-copy format upon written request to the Corporate Secretary at the Company's corporate headquarters. If any amendments are made to the Code of Conduct or if any waiver, including any implicit waiver, of a provision of the Code of Conduct is granted to ABM's CEO, CFO or Chief Accounting Officer, ABM will disclose such amendment or the nature of such waiver on its web site.

Meetings and Attendance

During fiscal year 2011, the Board of Directors met eight times, with an average attendance rate of 100%. During this period, each of the Company's directors attended 96% or more of the aggregate number of meetings of the Board and committees on which he or she served. Information concerning committee meeting attendance is set forth below.

Committees of the Board of Directors

Audit Committee

Responsibilities.    The Audit Committee of the Board of Directors performs the responsibilities set forth in its Charter, which include overseeing the Company's financial reporting process and the internal and independent audits of ABM and the communication process among the Board, management and ABM's independent registered public accounting firm. The responsibilities of the Audit Committee include:

  •
  assisting the Board with respect to the Company's compliance with legal and regulatory requirements;

  •
  selecting the independent registered public accounting firm;

  •
  approving the fees for the independent registered public accounting firm;

  •
  ensuring the independence of the independent registered public accounting firm;

  •
  overseeing the work of the independent registered public accounting firm;

  •
  reviewing ABM's system of internal accounting controls; and

  •
  reviewing policies with respect to risk assessment and risk management.

Meetings.    Meeting agendas are developed by the Audit Committee chair in consultation with committee members and senior management, who regularly attend the meetings. On a regular basis, the committee holds executive sessions without members of management and it also meets privately with representatives of the Company's independent registered public accounting firm and separately with each of our CFO, James Lusk, our senior vice president, general counsel and corporate secretary, Sarah H. McConnell, and our vice president-internal audit, Karen Francis. The Audit Committee met ten times in fiscal year 2011, with a 98% attendance rate.

Members.    The members of the Audit Committee are: Mr. Fernandes, Chair, and Messrs. Bane, Ferguson, Helms, and Steele. Each member of the Audit Committee has been determined to be independent under the standards for independence for audit committee members established by the NYSE. In addition, the Board of Directors has determined that each member of the Committee is financially literate and that each qualifies as an "audit committee financial expert" under the definition promulgated by the Securities and Exchange Commission ("SEC").

Compensation Committee

Responsibilities.    The Compensation Committee performs the responsibilities set forth in its Charter, which include:

  •
  providing direction to the Company in the area of executive compensation;

  •
  annually reviewing and approving corporate goals and objectives relevant to the CEO's compensation, and evaluating the CEO's performance;

  •
  recommending for approval to the directors who are both independent under applicable NYSE and SEC rules and "outside" directors under Section 162(m) of the Internal Revenue Code of 1986 (the "Code"), the CEO's compensation, including equity grants;

  •
  reviewing the Company's compensation structure and approving the compensation of all other employees of the Company who are executive officers of the Company;

  •
  with the assistance of an outside consultant retained directly by the Committee, conducting a review of all executive incentive plans at least once every three years and making recommendations to the Board with respect to compensation plans for the Company;

  •
  making awards under and overseeing the administration of the Company's executive benefit and equity-based compensation plans;

  •
  reviewing the CEO's employment agreement and recommending the terms of the CEO's employment agreement to the independent and outside directors;

  •
  reviewing and approving the Company's form of employment agreements for executive officers, other than the CEO;

  •
  reviewing and recommending to the Board severance and other terms in any change-in-control agreements and policies;

  •
  reviewing and discussing with management the Company's disclosures in respect of the "Compensation Discussion and Analysis" required under the Securities Exchange Act rules and recommending to the Board that the Compensation Discussion and Analysis reviewed by the Committee be included in the Company's Proxy Statement and Annual Report on Form 10-K;

  •
  preparing the Compensation Committee Report required under Securities Exchange Act rules; and

  •
  reviewing and assessing risks, if any, arising from the Company's compensation policies and practices.

Meetings.    Meeting agendas are developed by the Compensation Committee chair in consultation with committee members and senior management, who regularly attend each meeting. In addition, the committee's independent compensation consultant, Jeffrey Hyman of Exequity LLP, regularly attends meetings. The Committee meets in executive session without the CEO when discussing the CEO's compensation and certain other matters, including, from time to time, the compensation of other executives. The committee met eight times in fiscal year 2011, with a 100% attendance rate.

Members.    The members of the Compensation Committee are: Ms. Chavez, Chair, Mr. Bane, Ms. Herringer, and Mr. Kotkins. As described above, each member of the Compensation Committee has been determined to be independent.

Corporate Citizenship and Communications Committee

Responsibilities.    In September 2011, the Board created the Corporate Citizenship and Communications Committee. The Corporate Citizenship and Communications Committee is responsible for providing board-level oversight and advice on various matters, including the following:

  •
  employee diversity;

  •
  sustainability and environmental and green energy issues;

  •
  crisis management planning and communications;

  •
  public affairs, public policy and government relations;

  •
  political action committee activities, if any;

  •
  marketing, branding and communications;

  •
  corporate philanthropy; and

  •
  shareholder proposals that relate to government relations or public policy as delegated by the Governance Committee.

Meetings.    Meeting agendas are developed by the Corporate Citizenship and Communications Committee chair in consultation with senior management. Having been formed in September 2011, the Committee met once in fiscal year 2011, with a 100% attendance rate.

Members.    The members of the Corporate Citizenship and Communications Committee are: Mr. Kotkins, Chair, Mr. Bane, Ms. Chavez and Mr. Steele. Each member of the Corporate Citizenship and Communications Committee has been determined to be independent.

Governance Committee

Responsibilities.    The Governance Committee performs the responsibilities set forth in its Charter, which include:

  •
  making recommendations to the Board as to the optimal number of directors on the Board;

  •
  reviewing and recommending criteria and candidates for selection of new directors and the reelection of incumbent directors;

  •
  reviewing and recommending management succession plans;

  •
  making equity grants to nonemployee directors;

  •
  reviewing and recommending to the Board any changes in cash compensation of nonemployee directors; and

  •
  other matters of corporate governance.

Meetings.    Meeting agendas are developed the Governance Committee chair in consultation with the chairman of the Board, the CEO and the Senior Vice President, General Counsel and Corporate Secretary. The committee met five times in fiscal year 2011, with a 100% attendance rate.

Members.    The members of the Governance Committee are: Mr. Helms, Chair, Ms. Chavez, and Messrs. Ferguson and Kotkins. As described above, each member of the Governance Committee has been determined to be independent.

Executive Committee

The Executive Committee has the authority to exercise all power and authority of the Board in the management of the business and affairs of ABM, except: (1) any functions delegated to other committees of the Board, and (2) any powers that, under Delaware law, may only be exercised by the full Board. The members of the Executive Committee are: Mr. Steele, Chair, Ms. Herringer, and Messrs. Helms and Slipsager. The committee did not meet in fiscal year 2011.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee during fiscal year 2011 or as of the date of this Proxy Statement is or has been an officer or employee of the Company and no executive officer of the Company served on the compensation committee or board of any company that employed any member of the Company's Compensation Committee or Board of Directors.

Identifying and Evaluating Nominees for Directors

Our Board is responsible for selecting nominees for election as directors. The Board delegates the screening process to the Governance Committee with the expectation that other members of the Board, including the CEO, are asked to take part in the process as appropriate. Candidates recommended by the Governance Committee are subject to approval by the Board. Our Governance Committee regularly assesses the appropriate size of the Board, and whether any vacancies on the Board are expected because of retirement or otherwise. In the event that any vacancy is anticipated, or otherwise arises, the Governance Committee considers various potential candidates for director.

Our Governance Committee recommends to the Board the criteria for director candidates, and the Board establishes the criteria. The Governance Committee of the Board is responsible for reviewing with the Board the requisite skills and characteristics of new Board candidates and current Board members in the context of the current composition of the Board.

In analyzing director nominations and director vacancies, our Governance Committee seeks to recommend candidates for director positions who will create a collective membership on the Board with varied experience and perspectives and who maintain a Board that reflects diversity, including, but not limited to, gender, ethnicity, background, and experience. We do not have a policy that requires specified types of diverse backgrounds. The Governance Committee strives to recommend candidates who demonstrate leadership and significant experience in a specific area or endeavor, understand the role of a public company director, and can provide insights and practical wisdom based on their experience and expertise.

The Governance Committee and the Board of Directors focus on the areas set forth in the Board of Directors' Skills Matrix when analyzing whether directors and nominees have the requisite experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the Company's business and structure. The Governance

Committee utilizes a variety of methods for identifying and evaluating nominees for director, such as search firms and the relationships of current directors. Candidates may also come to the attention of the Governance Committee through shareholders or other persons. These candidates are evaluated at regular or special meetings of the Governance Committee and may be considered at any point during the year.

Our Directors are expected to prepare for, attend and participate in Board meetings and meetings of the Committees of the Board on which they serve and to spend the time needed and to meet as frequently as necessary to properly discharge their responsibilities and duties as directors. Each Board member is expected to arrange his or her schedule so that other existing and planned future commitments do not materially interfere with the member's service as a director. Ordinarily, directors who are full-time employees of ABM or who serve as chief executive officers or in equivalent positions at other companies may not serve on the boards of more than two other publicly traded companies. Other directors may not serve on the boards of more than four other publicly traded companies. Service on other boards and other commitments are considered by the Governance Committee and the Board when reviewing Board candidates.

DIRECTOR COMPENSATION FOR FISCAL YEAR 2011

Director Compensation Elements

ABM compensates non-employee directors through a combination of annual cash retainers, meeting fees and equity grants. Our non-employee director compensation policy is as follows:

Cash compensation

  •
  Annual retainer of $70,000.

  •
  Committee meeting fees in the amount of $2,000 for each Audit Committee meeting and $1,500 for each meeting of the Governance, Compensation, Corporate Citizenship and Communications, and Executive Committees.

  •
  For the Chairman of the Board, an additional retainer of $70,000 per year.

  •
  For the Chair of the Audit Committee, an additional retainer of $15,000 per year; for the Chair of the Compensation Committee, an additional retainer of $7,500 per year; and for the Chair of each of the Governance, Corporate Citizenship and Communications, and Executive Committees, an additional retainer of $5,000 per year.

Equity compensation

  •
  Annual grant of RSUs ("Director RSUs") on the date of the Annual Meeting of Shareholders, with the number of shares calculated by dividing $80,000 by the closing price of ABM common stock on the date of the grant. The Director RSUs vest in equal annual installments over three years.

  •
  Directors appointed during the year receive a prorated portion of Director RSUs in connection with their appointment.

  •
  Director RSUs are credited with dividend equivalents that are converted to Director RSUs on the same terms and conditions as the underlying Director RSUs.

  •
  As further described below, directors are expected to maintain stock ownership requirements.

The Governance Committee may recommend to the Board that directors who invest significant time above and beyond the normal requirements of service on the Board, or a committee thereof, receive $2,000 per day for such service. ABM reimburses its non-employee directors for their out-of-pocket expenses incurred in attending Board and committee meetings.

 2011 Non-Employee Director Compensation Table

The following table shows fiscal year 2011 compensation for ABM's non-employee directors based on the SEC's compensation disclosure requirements. Our CEO, Mr. Slipsager, does not receive additional compensation for his services as a director.

Name of Director	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	Other Compensation(3) ($)	Total ($)
Dan T. Bane	103,500	79,985	2,419	185,904
Linda Chavez	104,500	79,985	5,750	190,235
J. Philip Ferguson	97,500	79,985	1,009	178,494
Anthony G. Fernandes	111,000	79,985	0	190,985
Luke S. Helms	106,500	79,985	3,443	189,928
Maryellen Herringer	158,000	79,985	112	238,097
Henry L. Kotkins, Jr.	91,417	79,985	5,750	177,152	(4)
William W. Steele	96,500	79,985	5,884	182,369
(1)
Amount includes retainers and Board and Committee meeting fees. Amounts shown for Mss. Chavez and Herringer and Messrs. Fernandes and Helms also include a payment of $6,000 to each for work related to Board self-evaluation process and the evaluation of the performance of the Chief Executive Officer.

(2)
The value of stock awards shown in the "Stock Awards" column is based on grant date fair value computed in accordance FASB ASC Topic 718. The grant date fair value of the equity awards shown in the "Stock Awards" column is based on the closing price of the Company's common stock on the date of grant of the equity award. A director who becomes a Board member following the date of the last-held annual meeting of shareholders receives a grant of RSUs pro-rated to the next annual meeting. The grant for 2011 for each director on March 8, 2011 was 3,133 RSUs, which was calculated by dividing $80,000 by $25.53, which was the closing price of ABM common stock on March 8, 2011. As of October 31, 2011, the aggregate number of RSUs held by each current director was: Mr. Bane 10,549; Ms. Chavez 9,610; Mr. Ferguson 6,169; Mr. Fernandes 17,677; Mr. Helms 11,084; Ms. Herringer 16,022; Mr. Kotkins 20,924; and Mr. Steele 14,466. As of October 31, 2011, the aggregate number of stock options held by each current director was: Ms. Chavez 41,000; Mr. Helms 52,000; Ms. Herringer 52,000; Mr. Kotkins 26,000; and Mr. Steele 20,000.

(3)
Amounts shown represent dividend equivalents earned with respect to prior Director RSU awards that were paid to non-employee directors in fiscal year 2011.

(4)
Amount shown does not include $90,000 to be paid to Mr. Kotkins during fiscal year 2012 in connection with his retirement from the Board at the 2012 Annual Meeting of Shareholders. This payment is in recognition of his 16 years of service on the Board, contributions to the Company, and in connection with the early expiration of certain stock options resulting from his retirement from the Board.

Director Stock Ownership and Retention Guidelines

The Board of Directors believes that directors more effectively represent ABM's shareholders, whose interests they are charged with protecting, if they are shareholders themselves. To that end, the Board has adopted guidelines that within four years after joining the Board, non-employee directors should hold Company shares valued at three times his or her annual retainer fee. Directors who are not at their targeted stock ownership level must hold at least 50% of any net shares realized until they reach their target. "Net shares realized" means unrestricted shares acquired by a director under the 2006 Equity Incentive Plan net of any shares sold to pay the exercise price (if any) and an amount equal to the taxes that would have been withheld by ABM were the director an employee. The Governance Committee periodically assesses the guidelines and directors' ownership relative to these guidelines and makes recommendations as appropriate.

 Director Deferred Compensation Plan

Non-employee directors are eligible to participate in the ABM Deferred Compensation Plan for Non-Employee Directors ("Directors Deferred Compensation Plan"). Plan participants may elect to defer receipt of all or any portion of their annual cash retainers and meeting fees until they cease to be members of the Board, or to specified withdrawal dates (at least three years after the election), in accordance with the terms of the Directors Deferred Compensation Plan. The amounts held in each director's account are credited with interest quarterly at a rate based on the prime interest rate published in the Wall Street Journal on the last business day coinciding with or next preceding the valuation date. Any prime rate up to 6% will be considered in full and 1/2 of any prime rate over 6% will be considered; except that the interest rate will not exceed 120% of the long-term applicable federal rate as published by the Internal Revenue Service. In addition, this plan permits directors to defer the settlement of Director RSUs to a date later than the vesting date. Values presented in the table on the previous page include any deferred amounts.

Other Arrangements

ABM has entered into indemnification agreements with its directors. These agreements, among other things, require ABM to indemnify its directors against certain liabilities that may arise in connection with their services as directors to the fullest extent provided by Delaware law. ABM permits non-employee directors to participate in ABM's health benefit plans. Directors who elect to participate pay the entire direct costs of participation in such plans.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policy for the Review, Approval or Ratification of Transactions with Related Persons

The Board of Directors has adopted a written policy for review of transactions involving more than $120,000 in any fiscal year in which ABM or its subsidiaries are a participant and in which any director, executive officer, holder of more than 5% of the outstanding shares of ABM common stock or any immediate family member of any of these persons has a direct or indirect material interest. Such transactions may include employment or consulting relationships with a related person or contracts under which ABM receives goods or services from (or provides goods and services to) a related person or a company for which the related person is an employee or otherwise affiliated. Directors and executive officers are required to inform ABM of any such transaction promptly after they become aware of it, and ABM also collects information from directors and executive officers about their affiliations and the affiliations of their family members. The policy does not require review of the following transactions:

  •
  the compensation of executive officers and directors approved in accordance with ABM Corporate Governance Principles and the Governance and Compensation Committee charters;

  •
  transactions with entities where the sole interest of the director, executive officer, more than 5% shareholder or immediate family member is as a director of the entity;

  •
  transactions with entities where the sole interest of director, executive officer, more than 5% shareholder or immediate family member arises from direct or indirect ownership, together with any other related persons, of less than 10% equity interest in such entity (other than partnerships);

  •
  transactions with entities where the sole interest of the director, executive officer, more than 5% shareholder or immediate family member arises from such person's position as a limited partner in a partnership in which the person and all other related parties have an interest of less than 10%, and the person is not a general partner and does not hold another position in the partnership; and

  •
  transactions in which all security holders receive proportional benefits.

Generally, transactions that are determined by ABM's General Counsel to be covered by the policy are subject to a determination of materiality by the Board and, if so determined to be material to the related party, must be approved or ratified by the Board. The Board approves or ratifies a transaction if it determines, in its business judgment based on the available information, that the transaction is fair and reasonable to ABM and consistent with the best interests of ABM.

Transactions with Related Persons

The General Counsel informed the Board, based on a review of potential transactions with related persons, that there were no transactions involving related persons requiring review by the Board in fiscal year 2011 under the terms of the Related Party Transactions Policy.

Mr. Steele is a current director. He retired as an officer and employee of ABM in October 2000. Pursuant to his previous employment contract, ABM paid retirement benefits of $8,333 per month to Mr. Steele for a 10-year period which ended in June 2011. During fiscal year 2011, ABM also contributed $901 per month for medical and dental insurance for Mr. Steele and his spouse. ABM provides Mr. Steele with $150,000 in life insurance coverage for the remainder of his life. In fiscal year 2011, ABM paid certain club dues for Mr. Steele in an amount equal to $3,137.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires ABM's directors, officers and persons who own more than 10% of a registered class of ABM's securities to file reports of beneficial ownership and changes in ownership with the Securities and Exchange Commission. Based solely on a review of the reporting forms and representations of its directors and officers, ABM believes that during fiscal year 2011 all forms required to be filed by its executive officers and directors under Section 16(a) were filed on a timely basis, except that there was one inadvertently late Form 4 filing on March 14, 2011 for each of Messrs. Bane, Fernandes, Ferguson, Helms, Kotkins and Steele and Mss. Chavez and Herringer reporting annual grants of restricted stock units for non-employee directors on March 8, 2011, which annual grants were disclosed in ABM's proxy statement filed on February 7, 2011. There were failures to timely report five small acquisitions of ABM shares made by Mr. Lusk in fiscal years 2010 and 2011 and eight small acquisitions of ABM shares made by Mr. Helms in fiscal years 2009, 2010 and 2011, which transactions had not been disclosed to the Company, in connection with broker purchases of ABM shares from dividend proceeds. Forms reporting these transactions by Messrs. Lusk and Helms have been filed.

EXECUTIVE COMPENSATION

 Compensation Discussion and Analysis

This Compensation Discussion and Analysis ("CD&A") provides information about our fiscal year 2011 compensation program for named executive officers ("NEOs"), who were:

  Henrik C. Slipsager, President and Chief Executive Officer;
  James S. Lusk, Executive Vice President and Chief Financial Officer;
  James P. McClure, Executive Vice President;
  Tracy K. Price, Executive Vice President;
  Sarah H. McConnell, Senior Vice President and General Counsel; and
  Steven M. Zaccagnini, Executive Vice President.

On October 24, 2011, Mr. Zaccagnini ceased to be an executive officer of the Company and his employment with the Company ended on January 15, 2012.

Executive Summary

Fiscal Year 2011—An Overview of Business Results

The successful integration of The Linc Group, LLC ("Linc"), which we acquired in December 2010, was one of the highlights of our fiscal year and helped drive a 21.5% growth in revenues over the prior year. The acquisition of Linc and certain parking assets of the L & R companies in October 2010 strengthened our competitive position in our Engineering and Parking businesses while the acquisition of Diversco, Inc. in June 2010 expanded our Janitorial business in strategic geographical regions.

In fiscal year 2011, our net income of $68.5 million represented a 6.8% increase over the prior year and our adjusted EBITDA of $184 million represented an 18% increase over the prior year and reflects a doubling of adjusted EBITDA in the past four fiscal years, despite one of the worst economic periods in recent history. Adjusted EBITDA is earnings before interest, taxes, depreciation and amortization, excluding discontinued operations and items impacting comparability. Adjusted EBITDA is among the financial indicators that management uses as a basis for planning and forecasting future periods.

From a cash-flow perspective, we achieved one of our strongest fiscal years with $156.8 million in cash flow from continuing operations while reducing our borrowings since the Linc acquisition by more than $150 million to $300 million at October 31, 2011. We consider cash flow from continuing operations (operating cash flow) to be an important indicator of financial performance. In addition, adjusted EBITDA and cash flow from continuing operations are performance measures used in our long-term performance share program, as described in Part 3.

In fiscal year 2011, we paid over $29 million to our shareholders in dividends, raised our dividend rate per share by 4%, and marked 182 consecutive quarterly dividend payments to our shareholders.

We urge shareholders to read our Annual Report on Form 10-K for the year ended October 31, 2011, filed with the SEC on December 23, 2011, which describes our business and fiscal year 2011 financial results in more detail.

As reflected in the table below, we have organized our CD&A into four parts which describe how we compensate our NEOs.

Part 1	Our Compensation Philosophy and Overall Goals Explains the philosophy and goals that underlie our executive compensation program.	Page 19
Part 2	Our Executive Compensation Process and Governance
	Describes how we make decisions relating to executive compensation and explains how the Compensation Committee uses benchmarking to guide its decision-making and the role of the Committee's independent consultant.	Page 20
Part 3	Elements of Compensation and Fiscal Year 2011 Awards Describes each element of our program and explains how decisions relating to NEO compensation for fiscal year 2011 were made.	Page 25
Part 4	Other Governance and Compensation Related Matters
	Discusses the governance policies that support our executive compensation program, including, among others, stock ownership requirements and our recoupment policy.	Page 35

Part 1.    Our Compensation Philosophy and Overall Goals

Our executive compensation programs are designed to attract, motivate and retain qualified executives while at the same time balancing these goals with our desire to improve profitability and control costs in a service business largely characterized by narrow margins. Compensation is provided in the form of salary, annual cash performance incentives, equity awards and benefits. Generally, total compensation opportunity is weighted toward incentive compensation linked to the financial performance of ABM and to individual performance that contributes to ABM's strategic initiatives. Our executive compensation programs are designed to achieve the following goals, as demonstrated by the characteristics of our pay-for-performance program (all as further described below in this CD&A):

  •
  Enhance long-term shareholder value by providing compensation that reflects the performance of the Company and its executives;

  •
  Provide compensation opportunities that compare reasonably with those of relevant peer group companies;

  •
  Motivate and reward achievement of business objectives, as well as individual contributions;

  •
  Attract and retain executives with the qualifications, skills and experience required to provide high-quality leadership;

  •
  Link executive rewards to the creation of shareholder value; and

  •
  Encourage executive stock ownership.

In designing our executive compensation program, we seek to include features that will maintain an appropriate balance between providing incentives to perform and deliver competitive total compensation while protecting the Company against inappropriate risk-taking and conflicts among the interests of the Company, its shareholders and the executives. These features include:

  •
  A large portion of each executive's total direct compensation that varies with performance and is therefore at risk;

  •
  Stock ownership guidelines that are designed to align the financial interests of executives with those of the Company's shareholders;

  •
  A Compensation Committee consisting of experienced and independent individuals, assisted by a compensation consultant that is engaged by the Committee;

  •
  A comprehensive recoupment (clawback) policy that enables the Company to recover payments of incentive compensation;

  •
  "Double trigger" accelerated vesting for equity awards under our 2006 Equity Incentive Plan in the event of a change in control of the Company, meaning that vesting is accelerated only if an individual's employment is terminated following the change in control or if the acquiring company does not assume the equity award; and

  •
  No tax gross-up provisions in any compensation plans or employment agreements.

Part 2.    Our Executive Compensation Process and Governance

The following table shows the roles of management, the Compensation Committee and our Board of Directors in recommending or approving actions relating to the compensation of our executive officers. The narrative following this table provides more detail about their respective roles and responsibilities. To the extent that our Board is involved in making decisions with respect to executive compensation for our CEO, only those members of the Board who are both independent and "outside" directors for purposes of Section 162(m) of the Internal Revenue Code take part in these decisions. We refer to those directors as the "CEO Committee." In fiscal year 2011, the CEO Committee consisted of all of our directors except Messrs. Slipsager and Steele.

Action	For the CEO	For Other Executive Officers
Design compensation program	Compensation Committee	Compensation Committee
Establish target and maximum incentive plan awards	Compensation Committee	Compensation Committee
Recommend annual cash incentive awards	Compensation Committee	CEO, with Compensation Committee review and discretion to revise
Approve annual cash incentive compensation	CEO Committee	Compensation Committee
Recommend equity grants	Compensation Committee	CEO, with Compensation Committee review and discretion to revise
Approve equity grants	CEO Committee	Compensation Committee
Performance appraisal	Compensation Committee, after consultation with the independent members of our Board of Directors	CEO, with Compensation Committee review and discretion to revise
Base salary	CEO Committee	Compensation Committee

The Compensation Committee has responsibility for the design of our executive compensation programs, including the determination of performance metrics related to our incentive-based compensation. The Compensation Committee annually reviews and assesses all components of pay in connection with the executive compensation program, including base salary, annual incentives, equity compensation (including accumulated vested and unvested equity compensation) and the value of benefits (including potential severance benefits) and perquisites. It also bases its assessment in part on tally sheets prepared by management for each NEO. A review of tally sheets gives the Compensation Committee detail with respect to the totality of each executive's compensation, as well as the components that comprise the overall compensation package, and how compensation earned by each executive compares to the compensation earned by others. The tally sheets also help the Committee understand the effect that changing any element of pay will have on total compensation.

The Compensation Committee considers the results of the advisory "say-on-pay" vote in connection with its determination of compensation policies and decisions. Last year, approximately 98.8% of shareholders voting on our say-on-pay proposal (excluding abstentions) voted "for" our executive compensation for fiscal year 2010. In light of this result and other considerations relating to our executive compensation structure, the Committee did not believe that any significant changes to our compensation practices were necessary.

Commencing at the end of the fiscal year, the Compensation Committee conducts a performance review of our CEO. The Compensation Committee evaluates the CEO and makes recommendations about the CEO's compensation to the CEO Committee. The CEO is not present during the deliberations about his compensation. This process is discussed in greater detail in Part 3 in relationship to CEO compensation.

Annually, our CEO provides the Compensation Committee with a performance assessment and compensation recommendation for each NEO, other than himself. This performance assessment is based on the individual's self-assessment and the CEO's assessment of the individual's achievements, strengths and weaknesses as well as the performance of the individual's business unit and other considerations. The

Compensation Committee considers the recommendations of the CEO with respect to the level of base salary, the annual cash incentive awards and long-term equity incentive awards for those NEOs. The Compensation Committee also considers information about compensation levels and programs that it receives from the Senior Vice President-Human Resources, other members of management from whom it may request information and such consultants as may be engaged by the Compensation Committee or management from time to time. The Compensation Committee approves any changes to levels of compensation for the NEOS, other than the CEO, in its sole discretion.

Role of Independent Consultants

The Compensation Committee has exclusive authority under its charter to retain and approve fees and other terms of engagement for consultants to assist it in the evaluation of the compensation for our executive officers. The Committee has retained Exequity LLP ("Exequity") since 2008 as its independent executive compensation consultant. Exequity provides advice and ongoing recommendations concerning executive compensation programs to the Committee. From time to time, at the request of the Governance Committee, and with the approval of the Compensation Committee, Exequity has also provided information to the Board related to Board compensation. Exequity reports directly to the Compensation Committee. Under direction of the Compensation Committee, Exequity may work with management in connection with gathering information and reviewing our compensation programs and compensation levels. The Compensation Committee's consultant is expected to achieve the following objectives:

  •
  Attend meetings of the Committee, as requested;

  •
  Communicate with the chair of the Committee, as requested;

  •
  Provide advice and assistance with respect to the design of our executive compensation programs;

  •
  Supply data and other information necessary to support decisions regarding executive compensation levels;

  •
  Provide general insight into executive compensation practices across markets that are relevant to the Company; and

  •
  Provide support with respect to technical matters that impact executive compensation and benefits.

Management may retain consultants on behalf of the Company, from time to time, to provide benchmarking data, program design review and other services related to the implementation of executive compensation programs. In fiscal year 2011, management engaged Towers Watson to assist it in a review of compensation in relationship to the Company's peer group and related matters.

Use of Market Data and Benchmarking

The Compensation Committee uses benchmarking as one of its tools in connection with its assessment of our executive compensation programs and levels of compensation. Working with its compensation consultant, the Committee regularly reviews the various criteria by which it benchmarks ABM's pay practices. In fiscal year 2011, the Committee reviewed benchmark criteria and determined to maintain the peer group composition used in fiscal year 2010. The peer group companies were originally selected with reference to the following criteria:

  •
  companies, like ABM, that provide business-to-business services, such as outsourcing, logistics management, food service, staffing, freight service, cleaning and pest control;

  •
  companies in other industries (e.g., restaurant, hotel management) that have a high ratio of employees to revenue or market capitalization; and

  •
  companies that generate between $2.5 billion and $5 billion in annual revenue.

For fiscal year 2011, the following 25 companies (the "Peer Group") were selected by the Compensation Committee as ABM's primary peer group in reviewing pay and making compensation decisions:

Arkansas Best Corp.	Fiserv Inc.	Rent-A-Center, Inc.
Brinker International Inc.	G&K Services, Inc.	Republic Services Inc.
Brinks Co.	Hub Group Inc.	Robert Half Intl.
C. H. Robinson Worldwide	Iron Mountain	Rollins Inc.
Cintas Corp.	J B Transport Services	Spherion Corp.
Convergys Corp.	Johnson Controls	Standard Parking
Con-Way Inc.	Kelly Services	URS Corp.
Corrections Corp. America	Manpower Inc.	Werner Enterprises
Emcor Group Inc.

The Compensation Committee's decisions relating to NEO pay are informed by its review of the compensation practices reported in the proxy statements filed by the companies in the Peer Group, as compiled for the Committee by its compensation consultant. This information forms the basis for the analysis the Committee uses to assess the competitiveness of NEO pay. The proxy analysis reviewed by the Committee in fiscal year 2011 compared base salaries, short-term incentives, long-term incentives and total compensation to corresponding Peer Group practices.

The Compensation Committee believes that the proxy data reviewed provides a reasonable indicator of total compensation paid by companies that recruit executives with skill sets similar to those that we seek in our executives. Compensation for our executives is generally managed within the ranges of compensation paid by companies in the Peer Group and the general industry community. While the Compensation Committee normally references the benchmark group median (50th percentile) for each compensation element, the Committee uses its subjective judgment to determine pay levels necessary to pay for performance and attract and retain executive talent. In exercising its judgment, the Committee looks beyond the competitive data and places significant weight on individual job performance (based on specific financial and operating objectives for each executive, as well as leadership skills), experience, compensation history, future potential, internal comparisons, affordability, retention risk, and, in the case of new hires, compensation at former employers, as well as, in the case of executives other than the CEO, the CEO's recommendations. The Compensation Committee's independent consultant reported that compensation expenditure in fiscal year 2011 was within the range of benchmark norms.

The following graph illustrates compensation of our NEOs in relationship to NEO compensation of our peer group. Each point on the graph represents three-year realizable compensation (the compensation actually paid, including the economic value of equity-based grants) of the NEOs in our peer group relative to his or her company's three-year performance in Total Shareholder Return ("TSR") over the 2008-2010 calendar year period. Compared to our peer group, we paid our NEOs at the median while the Company delivered TSR at the 75th percentile.

Pay for Performance Alignment

 Realizable Pay vs. 3 Year Total Shareholder Return Performance (2008-2010)

About this graph:

This graph is based on the 2010 proxy filings of our peer group.

TSR reflects share price appreciation, adjusted for dividends and stock splits.

Realizable pay consists of: 1) actual base salary paid over the three-year period, 2) actual short-term incentive payouts over the three-year period, and 3) the 12/31/10 market value of equity grants as listed:

  •
  in-the-money value of stock options granted over the three-year period;

  •
  service-based restricted stock awards granted over the three-year period; and

  •
  performance-based incentives: i) as paid, for grant cycles beginning and ending between 2008 and 2010; and ii) as granted, for performance cycles that have not yet been completed, assuming target performance.

The following chart shows our cumulative compensation positioning by pay rank for our NEOs, other than Mr. Zaccagnini, in fiscal year 2011 in relation to 50th percentile Peer Group practices. We did not include Mr. Zaccagnini since he was not an executive officer at the end of the fiscal year. Peer Group practices were derived from publicly available information included in the 2011 proxy statements of our peer group companies:

Position compared to 50th Percentile	Base Salary	Total Cash Compensation	Long-Term Incentives(2)	Total Direct Compensation(3)
ABM Named Executive Officers—at Target(1)	+2%	-10%	-31%	-13%
(1)
"At Target" reflects compensation levels assuming annual cash bonuses are paid at levels that reflect 100% goal attainment.

(2)
"Long-Term Incentives" includes equity grants made in fiscal year 2011 other than the special grants of restricted stock units and stock options made in January 2011 to Mr. Price (which are excluded because they have a five-year cliff vesting date and so were not considered part of regular annual compensation).

(3)
"Total Direct Compensation" includes total cash compensation and the value of long-term incentive compensation granted during fiscal year 2011, other than the special grants of restricted stock units and stock options made in January 2011 to Mr. Price. A Black-Scholes valuation is used with respect to stock options.

Part 3.    Elements of Compensation and Fiscal Year 2011 Awards

Elements of Compensation

The principal elements of our executive compensation program are:

  •
  Base salary;

  •
  Annual cash performance incentives;

  •
  Long-term equity incentives; and

  •
  Benefits.

The Compensation Committee believes that each of these elements supports one or more of our compensation objectives and considers each element to be part of a total compensation package. For this reason, the Committee considers the impact of each of these elements on an NEO's total compensation when making decisions regarding compensation. The use of each compensation element is based on a subjective determination by the Committee of the importance of each compensation element in supporting ABM's business and talent strategies, as well as the prevalence, weight and value of these elements for executives at other companies. The Committee believes that the overall mix among base salary, cash and noncash incentives effectively balances short- and long-term performance objectives.

Base Salary

The Compensation Committee annually reviews total compensation, including base salaries, for executives in the first quarter of each fiscal year and, as needed, in connection with recruitment, promotions or other changes in responsibilities. Base salary amounts affect potential annual cash performance incentive payments and equity awards described in the following sections because these other elements are generally based on a percentage of base salary.

Following this review, the Compensation Committee establishes the base salary for the NEOs, other than the CEO, and reviews and recommends the base salary of the CEO to the CEO Committee. In general, base salaries are set at a level that the Committee believes will effectively reward, attract and retain necessary talent, considering the factors described previously. In establishing compensation levels for each NEO, or in the case of the CEO, making a recommendation as to base salary for the CEO to the CEO Committee, the Committee considers the internal relationship of positions based on scope and level of responsibility, impact on the Company or on the business unit, the background and skills required to perform the position responsibilities, and the NEO's experience and individual performance. This consideration also includes the relationship of each NEO's compensation to the CEO's compensation.

After taking into consideration the factors described above, the Committee recommended to the CEO Committee that Mr. Slipsager receive an increase of 3%, effective January 1, 2011. The CEO Committee approved this increase. The Committee increased each of Messrs. Lusk, McClure and Zaccagnini and Ms. McConnell's salary by 3%. In establishing Mr. Price's salary, the Compensation Committee considered his compensation with Linc and his new responsibilities.

Annual Cash Performance Incentive Payments

The target bonuses, maximum bonuses, performance factors and weightings, along with the actual fiscal year 2011 bonus awards for the NEOs, are set forth in the following table. In January 2011, the Committee reviewed the weightings relative to business unit performance, corporate performance and, for NEOs whose responsibility was at the corporate level, departmental results. In the case of Messrs. Slipsager and Lusk, the Committee decided to change the weightings so that more weight would be given to financial performance (70%) and less weight would be allocated to individual performance (30%) in order to emphasize financial performance. This represented a change from the prior year where Mr. Slipsager's financial and nonfinancial objectives were weighted equally and Mr. Lusk's performance objectives relating to corporate results, department results and individual results were weighted 50%, 20% and 30%, respectively. The Committee also determined that, for executive vice presidents having responsibilities for operating divisions, weightings of 30% for corporate results, 40% for business unit results, and 30% for individual results were appropriate, representing a change from the prior year in which these results were weighted 20% (corporate results), 40% (business unit results) and 40% (individual results). The Committee believed that the greater emphasis on corporate results better reflected the fact that these individuals have influence that extends beyond their respective business units. The Committee also believed that it was appropriate to continue weightings of 50% for corporate results, 20% for department results and 30% for individual results for Ms. McConnell. A description of the principles behind our annual cash performance incentive payments and how fiscal year 2011 bonus awards were achieved follows the table.

Fiscal Year 2011 Bonus Targets, Weighting, and Awards

Named Executive Officer	Base Salary ($)	Target Bonus (as Percentage of Salary) (%)	Target Bonus ($)	Maximum Bonus(1) ($)	Performance Factors and Weighting	Achievement (%)	Fiscal Year 2011 Bonus as Percentage of Target (%)	Fiscal Year 2011 Bonus ($)
Henrik Slipsager,	837,390	100	837,390	1,549,172	CEO Financial Objectives, 70%	98.0	105.0	879,260
Chief Executive					CEO Nonfinancial Objectives, 30%	122.0
Officer
James Lusk,	485,579	60	291,347	538,993	Corporate Results, 70%	109.0	121.3	353,404
Executive Vice					Individual Results, 30%	150.0
President and Chief Financial Officer
James McClure,	598,945	75	449,209	831,036	Corporate Results, 30%	109.0	103.3	464,033
Executive Vice					Business Unit Results, 40%	86.4
President					Individual Results, 30%	120.0
Tracy Price,	634,480	75	475,860	880,341	Corporate Results, 30%	109.0	103.3	491,591	(2)
Executive Vice					Business Unit Results, 40%	58.5
President					Individual Results, 30%	130.0
Sarah McConnell,	400,670	50	200,335	350,586	Corporate Results, 50%	109.0	113.5	227,380
Senior Vice					Department/Function Results, 20%	100.0
President					Individual Results, 30%	130.0
Steven Zaccagnini,	485,579	60	291,347	538,993	Corporate Results, 30%	109.0	102.4	298,340
Executive Vice					Business Unit Results, 40%	99.3
President					Individual Results, 30%	100.0

(1) Maximum bonus for the CEO and executive vice presidents is 185% of target. Maximum bonus for the senior vice president is 175% of target.

(2) Actual bonus reflects a discretionary positive adjustment of $39,048 for the reasons described below.

In fiscal year 2011, the target bonus for the CEO was 100% of base salary. For the other NEOs, the target ranged from 50% to 75% of base salary. The Committee references the Peer Group median when it establishes an executive's target bonus. In establishing the bonus range for the NEOs, the Committee took into consideration the fact that both financial objectives and nonfinancial objectives are used to measure performance in connection with determining annual cash incentive compensation. The Committee believed that, for the portion of bonus that was based on financial objectives, the range of bonus should be from 0% to 200% of target, which reflects the bonus range median in the Peer Group. For the portion of bonus that was based on more subjective elements, the Committee believed that the range of bonus should be from 0% to 150% of target. It was the view of the Committee that the wider range of 0% to 200% was appropriate for measures that could be objectively determined, but that there should be a narrower range with respect to measures that were less capable of exact measurement.

  •
  CEO Annual Cash Performance Incentive Payment

The CEO's annual cash performance incentive payment is based on an assessment of the CEO's performance against the CEO's performance objectives. The CEO's performance objectives are annually reviewed and approved in the first quarter of the Company's fiscal year by the Compensation Committee, in consultation with the independent directors, following a discussion of the most important objectives for the Company in the coming year. The CEO participates in this process by providing his proposed objectives to, and reviewing his proposed objectives with, the Committee.

In fiscal year 2011, the Compensation Committee established the potential range of bonus for the CEO as 0% to 185% of target. The target equals base salary. This bonus range is consistent with the range of bonus established by the Committee for the other NEOs.

In fiscal year 2011, the Compensation Committee continued its practice of utilizing a combination of financial metrics and Board evaluation of nonfinancial performance objectives in recommending the cash bonus for the CEO, reflecting its belief that year-to-year flexibility is important in connection with the nonfinancial objectives. At the beginning of the year, the Committee agreed upon Company financial goals on which the CEO's bonus would partly depend. The Committee also agreed upon key leadership and strategic objectives for the CEO. At the end of the year, the Committee first reviewed whether the financial objectives had been met. Then the Committee considered the nonfinancial objectives and also generally whether the CEO had shown effective leadership and helped position the Company for future growth.

Financial Objectives.    Mr. Slipsager's 2011 fiscal year financial performance objectives included achieving or exceeding budgeted targets for profit for fiscal year 2011, generating positive cash flow for the Company and strengthening the Company's balance sheet through enhanced attention to capital efficiency. Targets established with respect to financial objectives are set forth in the following table.

CEO Financial Objectives	Target Level	Actual Results	Approximate Achievement Level
Pre-tax income from continuing operations	$113.1 million	$105.7 million	93%
EBITDA* margin	4.3%	4.1%	95%
Earnings per share from continuing operations—Diluted	$1.28	$1.27	99%
Operating cash flow	$84.6 million	$160 million	189%
Organic revenue growth	4.7%	1.0%	21%
Return on assets	4.8%	4.6%	96%
Return on equity	10.6%	9.8%	92%
Average/Total			98%

* EBITDA refers to earnings before interest, taxes, depreciation and amortization.

Nonfinancial Objectives.    Mr. Slipsager's fiscal year 2011 nonfinancial performance objectives were:

  •
  working with the Board to update the Company's five-year plan;

  •
  engaging in on-going discussions with the Board relating to risk management;

  •
  developing and implementing a leadership growth and management succession plan;

  •
  working with operating executives to further develop their business acumen and leadership potential;

  •
  ensuring the successful and timely integration of Linc with the Company;

  •
  leveraging the strengths of Linc in relationship to other business units;

  •
  achieving a fiscal year end run rate synergy savings in aggregate of $7.3 million relating to the Linc acquisition for fiscal year 2011; and

  •
  reviewing the Company's capital structure in light of the acquisition of Linc and recommending and implementing changes consistent with the Company's risk profile and five-year plan.

In order to assess the extent to which Mr. Slipsager met, exceeded or did not meet his nonfinancial performance objectives, each independent Board member was interviewed and provided feedback as to the performance of the CEO in these and related areas. The Compensation Committee met in executive session and reviewed Mr. Slipsager's interactions and communications with the Board in relationship to the Company's five-year plan, and the extent of updates to this plan generated by the review. The Committee also reviewed the development of his leadership team and evaluated his role in working to develop bench strength and the talents of the Company's management. The Committee focused on the synergies achieved in connection with the acquisition of Linc, as well as success in leveraging the strengths of Linc in other business units of the Company. The Committee further noted the progress made in relationship to the review of the Company's capital structure in light of recent acquisitions and potential future growth. After considering these factors and the CEO's self-assessment, the Committee concluded that Mr. Slipsager had successfully positioned the Company for future growth, especially noting the significance of the Linc acquisition, and assigned a 122% achievement out of a possible 150% with respect to nonfinancial objectives. Given the nature of the decisions involved in evaluating the CEO's performance relating to nonfinancial objectives, the determination of percentage achievement against possible achievement involves subjective judgments and the Committee translates these into a percentage achievement for purposes of determining the overall bonus award without using a formula.

Overall Bonus Determination.    As indicated earlier, in fiscal year 2011, the Committee believed it was appropriate to weight the CEO's financial goals at 70% and nonfinancial goals at 30%. Since financial goals were achieved at 98% and nonfinancial goals at 122%, this resulted in an overall achievement of 105%. Following this determination, the Compensation Committee met with the other independent and "outside" members of the Board who, together with the Compensation Committee, constitute the CEO Committee. The CEO Committee discussed the Compensation Committee's determinations relating to Mr. Slipsager's achievement of his nonfinancial objectives and agreed with the conclusion that the financial objectives had been achieved at 98% and the nonfinancial objectives had been achieved at 122%. Accordingly, the CEO Committee approved an annual cash incentive payment equal to $879,259 (105% of target) for Mr. Slipsager.

  •
  Other NEOs' Annual Cash Performance Incentive Payments

Annual cash performance incentive payments for the NEOs other than Mr. Slipsager are governed by the annual cash performance incentive program (the "PIP"). The PIP is an incentive cash program for executives and key employees that is designed to motivate and reward achievement of annual financial and individual performance objectives and provide a competitive total compensation opportunity in support of our compensation objectives. In the case of NEOs having responsibility for business units, awards under the PIP are based on the Company's financial performance ("Corporate Results"), business unit performance ("Business Unit Results"), and individual performance ("Individual Results"). Our Chief Financial Officer's award is based on Corporate Results and Individual Results and our General Counsel's

award is based on Corporate Results, Department Results and Individual Results. The Compensation Committee establishes a target bonus for each NEO in the first quarter of the fiscal year based on a percentage of base salary. The Committee also assigns a relative weight to the components of the bonus amount. The CEO approves the individual performance objectives for the NEOs (other than himself). Generally, the performance criteria associated with the Company and business unit performance are objective, while those associated with department results and individual performance objectives are more subjective in nature.

In connection with its establishment of target bonus levels for these NEOs, the Compensation Committee evaluated the current duties and responsibilities of the NEOs and comparative compensation information with the Committee's independent compensation consultant. The following criteria were used in determining payments for NEOs under the fiscal year 2011 PIP:

  •
  Corporate Results:  Company performance based on targets for income from continuing operations, subject to discretionary strategic results modifiers such as revenue growth, days sales outstanding, operating profit margins, cash flow, cost reduction and other strategic performance targets.

  •
  Business Unit or Department Results:  Performance of our operating subsidiaries in the case of executives having responsibilities for operating subsidiaries (Messrs. Price, McClure and Zaccagnini) or department performance, in the case of Ms. McConnell.

  •
  Individual Performance:  Individual performance in providing strategic leadership, employee leadership, and compliance and administration.

Since positions held by the NEOs participating in the PIP differ in terms of areas of focus, scope and impact on the Company, the relative weighting of these criteria varies based on position and responsibilities, and the individual performance objectives may vary depending on the nature of responsibilities of each executive.

Following the end of the fiscal year, Corporate Results and Business Unit Results are determined and submitted to the Committee. The CEO provides the Committee with his assessment of the achievement of Department Results and Individual Results. The Committee discusses the CEO's assessments of the other NEOs with the CEO and has discretion to modify his assessments. The Committee may adjust Corporate Results and Business Unit Results to take into consideration unusual items such as acquisitions or divestitures. Determining Individual Results and, to some extent, Department Results, involves subjective judgments by the Committee.

Corporate Results.    Under the 2011 Fiscal Year PIP, Corporate Results were measured by the Company's fiscal year 2011 net income from continuing operations relative to (1) fiscal year 2011 budget and (2) fiscal year 2010 net income from continuing operations, each weighted equally. The chart below reflects the 2011 Fiscal Year PIP as it relates to award funding and target levels for Corporate Results.

2011 Fiscal Year PIP Corporate Results

Award Funding—Corporate	% Budget for Fiscal Year 2011	% Prior Fiscal Year
175%	≥125%	≥125%
150%	≥120%	≥120%
100%	≥100%	≥100%
50%	≥80%	≥80%

No bonus would be earned if corporate results were below 80% of budget for fiscal year 2011 or 80% of actual performance for fiscal year 2010. In fiscal year 2011, the Company's net income from continuing operations was 99.6% of budget and 107.6% of fiscal year 2010 net income from continuing operations, which, on an interpolated basis, translated into funding levels of 99% and 119%, respectively, resulting in a Corporate Results funding level of 109%.

Business Unit or Department Results

Janitorial.    Business Unit Results in connection with the Janitorial business were based on Janitorial's 2011 fiscal year income from continuing operations relative to (1) budget for fiscal year 2011 and (2) fiscal year 2010 income from continuing operations, with the two factors weighted equally.

The chart below shows possible award funding for the Janitorial business based on these factors.

2011 Fiscal Year PIP Janitorial Results

Award Funding	Actual 2011 Income from Continuing Operations as % of Budget for Fiscal Year 2011	Actual 2011 Income from Continuing Operations as % of Prior Fiscal Year Income from Continuing Operations
175%	≥125%	≥120%
150%	≥120%	≥115%
100%	≥100%	≥105%
50%	≥85%	≥85%

In fiscal year 2011, Janitorial's net income from continuing operations was 95.2% of budget and 100.5% of Janitorial's fiscal year 2010 net income from continuing operations, which, on an interpolated basis, translated into funding levels of 84.0% and 88.8%, respectively, for an overall funding level of 86.4%. Based on these results, the Committee approved funding of this portion of Mr. McClure's bonus at 86.4%.

Engineering.     Business Unit Results for the Engineering segment were measured by fiscal year 2011 net income from continuing operations relative to budget. Because results relating to Linc constitute a significant portion of the business unit's net income from continuing operations, and because results of Linc would not have been part of the prior fiscal year's net income from continuing operations for this segment, the Compensation Committee determined that it was appropriate to measure performance of the Engineering segment only with respect to actual income from continuing operations compared to budget.

The chart below shows possible award funding for the Engineering business based on these factors.

2011 Fiscal Year PIP Engineering Results

Award Funding	Actual 2011 Income from Continuing Operations as % of Budget for Fiscal Year 2011
175%	≥125%
150%	≥120%
100%	≥100%
50%	≥80%

In fiscal year 2011, Engineering's net income from continuing operations was 83.4% of budget, which, on an interpolated basis, translated into a funding level of 58.5%. Based on these results, Mr. Price would have received a bonus of $452,543. However, after taking into account Mr. Price's effective integration of the Company's Engineering operations into Linc, and the fact that Mr. Price had not been involved in establishing the fiscal year 2011 budget for Engineering, as well as the impacts of the delay by the U.S. government in approving its fiscal year 2011 budget on the results of the Engineering business unit, Mr. Slipsager recommended, and the Compensation Committee approved, an additional $39,048 in bonus, for a total bonus of $491,591.

Parking and Security.    Mr. Zaccagnini's responsibilities in fiscal year 2011 included the Parking and Security business units. His Business Unit results were measured by the sum of fiscal year net income from continuing operations of these businesses relative to (1) the combined budget for these businesses and (2) the combined fiscal year 2010 net income from continuing operations for these businesses, with the two factors weighted equally. The chart below shows the possible award funding for the combined results for these businesses.

2011 Fiscal Year PIP Parking and Security Results

Award Funding	Actual 2011 Income from Continuing Operations as % of Budget for Fiscal Year 2011	Actual 2011 Income from Continuing Operations as % of Prior Fiscal Year Income from Continuing Operations
175%	≥125%	≥125%
150%	≥120%	≥120%
100%	≥100%	≥100%
50%	≥80%	≥80%

In fiscal year 2011, these business units' net income from continuing operations was 92.8% of the budgeted number and 106.6% of fiscal year 2010 net income from continuing operations, which, on an interpolated basis, translated into funding levels of 82.0% and 116.5%, respectively, for an overall funding level of 99.3%. Based on these results, the Committee approved funding of this portion of Mr. Zaccagnini's bonus at 99.3%.

Legal Department.    Ms. McConnell's responsibilities in fiscal year 2011 included the Company's legal department. Her department performance objectives included creating an environment conducive to learning and development, effective change management, and integrating Linc legal personnel. After taking into consideration Ms. McConnell's self-assessment and the CEO's assessment with respect to Ms. McConnell's department objectives, the Committee reviewed the legal department's performance against these objectives. The Committee did not assign numerical values to these objectives but rather assessed performance on a qualitative standard ranging from "Outstanding" to "Unsatisfactory." After considering the CEO's assessment of Ms. McConnell's overall success in achieving Department Results, the Committee agreed with the CEO that a multiplier of 100% was appropriate.

Individual Performance.    For each of Messrs. Lusk, Price, McClure and Zaccagnini and for Ms. McConnell, points were assigned to particular elements of each person's individual performance objectives, tailored to each NEO's particular responsibilities. The CEO assesses each NEO's performance and provides the Compensation Committee with his judgment of the NEO's achievement of his or her objectives, with a maximum possible score of 150%. In addition to the assessment by the CEO, each NEO completes a self-assessment, which is reviewed by the Compensation Committee. The Committee then finalizes its assessment of each NEO's Individual Results. The following describes each NEO's individual performance objectives and results:

  •
  Mr. Lusk's objectives included components relating to general management, customer relations/market development, and compliance/administration. The CEO noted Mr. Lusk's role in the Linc integration and the overall strength of the areas that report to him. Based on the CEO's assessment of Mr. Lusk and its agreement with this assessment, the Committee approved a multiplier of 150% for Individual Results.

  •
  Mr. McClure's objectives included components relating to general management, sales and marketing, compliance/administration, and individual objectives involving leadership and organizational improvements. The CEO noted Mr. McClure's effectiveness in organization and management, especially in the area of cash flow. Based on the CEO's assessment of Mr. McClure's performance in these areas and its agreement with this assessment, the Committee approved a multiplier of 120% for Individual Results.

  •
  Mr. Price's objectives included elements relating to the integration of Linc with the Company, financial elements relating to achieving EBITDA targets relating to the Engineering business, cash flow and favorable days sale outstanding relative to the Engineering business, operational goals relating to quality management and training, as well as objectives relating to strategic acquisitions, marketing, and government relations. The CEO noted Mr. Price's key role in the integration of Linc and his effectiveness with respect to managing the combined Linc and ABM engineering groups. Based on the CEO's assessment of Mr. Price's performance in these areas and its agreement with this assessment, the Committee approved a multiplier of 130% for Individual Results.

  •
  Ms. McConnell's objectives included components related to the integration of Linc into the Company, assuring that the Company's enterprise risk management is appropriately used to drive business strategy, and other objectives related to records management and corporate governance. The CEO noted Ms. McConnell's effectiveness in overseeing good corporate governance practices and managing the legal aspects of the Company's acquisitions and litigation. Based on the CEO's assessment of Ms. McConnell's performance in these areas and its agreement with this assessment, the Committee approved a multiplier of 130% for Individual Results.

  •
  Mr. Zaccagnini's objectives included components relating to the areas of general management, customer relations/market development, compliance/administration and certain specified individual objectives. Based on the CEO's assessment of Mr. Zaccagnini and its agreement with this assessment, the Committee approved a multiplier of 100% for Individual Results.

Equity Incentives

Equity incentives create a direct link between executive compensation and shareholder returns by tying a significant portion of total compensation to the performance of the Company's stock. The Committee also believes equity incentives encourage executives to remain at the Company. Equity awards may be granted to senior executives annually (or, in the case of newly hired executives, at the time they join ABM) but may also be granted from time to time in connection with promotions or assumption of additional responsibilities, as well as to promote retention, and/or to encourage focus on specific performance objectives. We grant the following types of equity awards:

  •
  Performance Shares:  Performance shares are earned based on specified performance results combined with service requirements. Typically, our performance shares are based on one-, two- or three-year financial performance measures but do not vest until the third anniversary of the grant date. The threshold, target and maximum performance goals are established with reference to the Company's budgeted growth rate for the relevant periods and other factors determined by the Committee for the applicable performance period. The Committee believes that these awards align employee and shareholder interests by tying value to both business results and future stock price.

  •
  Restricted Stock Units ("RSUs"):  To meet the Company's objective to retain key executive talent, the Company generally grants RSUs, representing full value shares of our common stock, that vest based on continued service with the Company. Typically, 50% of the RSUs vest two years from the grant date and the remaining 50% vest four years from the grant date. However, the Committee may provide a different vesting schedule if it determines, in its subjective judgment, that a different vesting schedule is appropriate. RSUs are intended to promote retention and alignment of executive interests with the interests of shareholders. The Committee believes that RSUs enhance retention because they offer compensation opportunities over a long-term vesting period.

  •
  Stock Options:  The Committee believes that stock options focus executives on managing the Company from the long-term perspective of an owner with an equity stake in the business. Stock options provide value to the recipient only if the price of the Company's common stock increases above the option exercise price, which is the fair market value of the stock on the date of grant. Typically, our stock options vest ratably over four years. However, the Committee may provide a different vesting schedule if it determines, in its subjective judgment, that a different vesting schedule is appropriate. Our stock options are granted for a maximum term of seven years and are subject to earlier termination three months following a termination of employment.

Fiscal Year 2011 Equity Incentives

The Compensation Committee believes that a significant portion of equity grants to our NEOs should be tied to performance, which it believes increases alignment between executive and shareholder interests. The Committee considers both grants of performance shares and stock options to be performance-based since performance shares are only earned if certain performance targets are met and stock option value to an executive is tied to the performance of the Company's stock.

When determining the number of equity awards granted to individual NEOs, the Committee looks to various factors, including Peer Group practices. Generally, the Committee reviews the 50th percentile of Peer Group practices and takes into account how equity grants to our NEOs compare to equity grants equal in size to the 50th percentile Peer Group awards to executives having comparable roles. In its subjective judgment, the Committee believes that the 50th percentile signifies the "typical" award level in the external market and is the appropriate reference point by which to assess equity grants to the NEOs. In addition, although there is not an exact formula, the Committee considers each individual's accumulated vested and unvested awards, the current value of the awards, comparison of individual awards between executives and in relation to other compensation elements, and total accounting expense of existing awards (because it considers share-based expense to be part of the Company's internal cost structure). The Committee also looks at the total mix of compensation (salary, cash bonus and long-term equity incentives) both by internal peer comparison and on an individual basis when it approves grants to the NEOs. The Committee uses its subjective judgment to determine grant amounts that are appropriate to retain and motivate executive officers while maintaining acceptable levels of compensation expense.

Special Equity Grants.    Mr. Price joined the Company in December 2010 in connection with the acquisition of Linc, where he held the position of Chief Executive Officer and President. Upon joining the Company, Mr. Price became an Executive Vice President of the Company, assuming additional responsibilities in connection with the Company's Engineering business unit. In connection with Mr. Price's new role in the Company, Mr. Slipsager requested that the Compensation Committee consider a special equity grant to Mr. Price, consisting of RSUs and stock options, in recognition of Mr. Price's additional responsibilities and new leadership position, as well as to serve as a retention vehicle. On January 10, 2011, the Compensation Committee made a special award of RSUs and stock options to Mr. Price in the amounts set forth in the table titled "Grants of Plan-Based Awards During Fiscal Year 2011." The stock options and RSUs do not vest until the fifth anniversary of the date of grant and do not contain accelerated vesting in the event of Mr. Price's resignation or termination prior to the vesting date, except for termination in the event of death or disability. The dollar value of these grants was allocated 50% to RSUs and 50% to stock options. The Compensation Committee believed that the long vesting schedule was consistent with Company retention objectives and that the mix of RSUs and stock options aligned with the long-term interests of Company shareholders. In the case of RSUs, the number of shares granted was based on the fair market value of the Company's stock on the date of grant. In connection with the January stock option grant, the number of shares granted was calculated on the basis of the Black-Scholes value.

Regular Equity Grants.    The Compensation Committee awarded performance shares to the NEOs and other eligible employees in January 2011, as part of the Company's regular grant cycle. The performance metrics relating to these performance shares are described below. The number of performance shares granted was based on the fair market value of the Company's stock on January 10, 2011, the date of grant.

In September 2011, also as part of the Company's regular grant cycle, the Committee made equity grants of RSUs and stock options to NEOs and other eligible employees as described below. The Committee approved these awards at its regular meeting on September 7, 2011 but as the Company had not yet released earnings for the quarter ended July 31, 2011, in accordance with Company policy not to grant equity awards when the trading window is closed due an impending earnings release, the grants were not effective until September 13, 2011, which was the third business day following the Company's release of earnings on September 8, 2011. The number of RSUs awarded was based on the fair market value of ABM stock on September 13, 2011 and the number of stock options awarded was calculated based on the Black-Scholes value on this date.

In connection with regular equity grants, the Committee generally approves an equity award of a specific dollar value for each recipient based on a multiple of the recipient's base salary. For the CEO, the awards may range from 0% to 200% of base salary. For executive vice presidents, the awards may range from 0% to 125% of base salary, and for senior vice presidents, the awards may range from 0% to 100% of base salary.

The dollar value of the regular equity awards made in January 2011 and September 2011 was distributed among performance shares, RSUs and stock options. Generally, it is the Committee's belief that 50% of an NEO's regular equity grant should be in the form of performance shares, and RSUs and stock options should each constitute 25% of an NEO's regular equity grant.

This allocation among performance shares, RSUs, and stock options is based on the Committee's subjective determination that generally, 75% of equity grants should be related to Company performance: i.e., in the case of performance shares, the shares would be earned if the Company met targets specified in the 2011-2013 Fiscal Year Performance Share Program, and, in the case of stock options, the value of the stock option to the recipient of the award would ultimately be based on Company share price exceeding the exercise price of the option on the date of vesting. The Committee believes that this allocation serves to align the interests of the NEOs with shareholder interests. In fiscal year 2011, the Committee awarded Ms. McConnell performance shares in an amount that exceeded her regular target award for performance shares based on its determination that this increase was appropriate in light of her performance and general compensation level. For this reason, the aggregate value of Ms. McConnell's fiscal year 2011 equity grant was allocated 67% to performance shares and 17% each to RSUs and stock options. Accordingly, 84% of Ms. McConnell's equity grant for fiscal year 2011 was performance-based.

Our Performance Share Program.    Our Performance Share Program is designed to motivate and reward long-term strategic management that results in profitable growth and sustained shareholder value creation. Performance shares may be earned based on performance during each of the three fiscal years in the program. Earned shares vest on the third anniversary of the grant date so long as the grantee is still employed by the Company. The first part of the award is based on "Value Creation," whereby shares may be earned annually based on a measurement which looks at annual budgeted operating cash flow and changes in EBITDA from the prior year multiplied by five. Each of the three years of the program related to Value Creation is weighted 20%, for a total of up to 60%. The second part of the award, which is weighted 40%, is based on continued growth and determined by the compounded three-year EBITDA growth result, which is measured at the end of the three-year performance period. As used in our performance share program, EBITDA is earnings before interest, depreciation and amortization, adjusted to exclude items impacting comparability and discontinued operations. Both the calculation of EBITDA and operating cash flow are subject to adjustments relating to major acquisitions, major divestitures and certain other defined items. In addition, the calculation of EBITDA and operating cash flow are subject to adjustment for certain defined items or events. At the beginning of each three-year program, the Compensation Committee establishes the EBITDA and operating cash flow targets for the years covered by the program and determines what adjustments, if any, shall be made to the calculation of EBITDA and operating cash flow. Results are measured at the end of each program year, in the case of objectives that are based on one-year performance and at the end of the three-year period in connection with results that are based on cumulative years.

The following tables and narrative summarize the results for fiscal year 2011 in each of 2010-2012 Fiscal Year and 2011-2013 Fiscal Year Performance Share Programs. Yearly targets under different performance share programs may be different for the same fiscal years as a result of the then-current Company conditions when the targets were established.

2010-2012 Fiscal Year Performance Share Program

	60%				40%
Year	Annual Operating Cash Flow	EBITDA	Value Creation*	Weight	EBITDA	Weight
2010	$113.7 million	$161.3 million	$195.2 million	20%	—	n/a
2011	$100.6 million	$169.4 million	$141.1 million	20%	—	n/a
2012	$84.3 million	$177.8 million	$126.3 million	20%	$177.8 million	40

*
Value Creation = Operating Cash Flow + (change in EBITDA × 5)

For fiscal year 2011, performance shares under the 2010-2012 Fiscal Year Performance Share Program were earned at approximately 75.5% of target since Value Creation, as adjusted, was approximately $106.6 million. compared to the target of $141.1 million. In accordance with the provisions of the 2010-2012 Fiscal Year Performance Share Program, EBITDA and operating cash flow were adjusted for the impacts of the acquisitions of Linc, Diversco, Inc. ("Diversco") and certain assets of the L & R companies ("L & R"). Had Value Creation not been adjusted for the effects of these acquisitions, performance shares would have been earned at approximately 219.7% of target. The earned shares do not vest until January 2013.

2011-2013 Fiscal Year Performance Share Program

	60%				40%
Year	Annual Operating Cash Flow	EBITDA	Value Creation*	Weight	EBITDA	Weight
2011	$84.6 million	$208.1 million	$355.1 million	20%	—	n/a
2012	$91.4 million	$218.5 million	$143.4 million	20%	—	n/a
2013	$90.2 million	$229.4 million	$144.7 million	20%	$229.4 million	40

*
Value Creation = Operating Cash Flow + (change in EBITDA × 5)

For fiscal year 2011, performance shares under the 2011-2013 Fiscal Year Performance Share Program were earned at approximately 87.3% of target since Value Creation was approximately $310.0 million compared to the target of $355.1 million. In accordance with the provisions of the 2011-2013 Fiscal Year Performance Share Program, no adjustments to the calculations of EBITDA or operating cash flow were made because the targets, as approved, had included the anticipated effects of the Linc, Diversco and L & R acquisitions. The earned shares do not vest until January 2014.

Part 4.    Other Governance and Compensation-Related Matters

Stock Ownership Guidelines

In October 2006, the Committee adopted stock ownership guidelines for certain officers, including NEOs, based on a multiple of base salary. From time to time, the Committee reviews the stock ownership guidelines and makes adjustments to these guidelines. Most recently, in March 2011, the Committee increased the stock ownership guidelines for the CEO from five times base salary to six times base salary. Current stock ownership guidelines are described below:

Position	Guidelines
CEO	Shares with a fair market value equal to six times base salary
Executive Vice Presidents	Shares with a fair market value equal to three times base salary
Senior Vice Presidents and certain subsidiary senior officers	Shares with a fair market value equal to base salary

Executives are expected to achieve their targets within five years of becoming subject to the ownership guidelines. The Committee periodically assesses the guidelines and the officers' ownership relative to these guidelines. Progress toward targeted ownership levels may be taken into consideration in future grants to executives.

Benefits and Perquisites

The NEOs are eligible for customary employee benefits, which include participation in ABM's 401(k) Plan, as well as group life, health and accidental death and disability insurance programs and executive health examinations. In addition, Mr. Price receives certain perquisites that have carried over from his employment with Linc prior to its acquisition by the Company. These perquisites are set forth in the Summary Compensation Table.

NEOs, other than Messrs. Lusk and Price and Ms. McConnell, qualify for benefits under the Supplemental Executive Retirement Plan ("SERP"), an unfunded retirement plan that was closed to new participants prior to the employment of Messrs. Lusk and Price and Ms. McConnell. Messrs. Slipsager and McClure also participate in the Service Award Benefit Plan ("SAB"), which provides participants, upon termination of employment with a minimum of seven days of pay for each year of employment between November 1989 and January 2002. The SAB was closed to new participants prior to the employment of Messrs. Lusk, Price and Zaccagnini and Ms. McConnell.

The NEOs are eligible to participate in ABM's Employee Deferred Compensation Plan, which is an unfunded deferred compensation plan available to highly compensated employees. The Employee Deferred Compensation Plan benefits are shown in the "Nonqualified Deferred Compensation in Fiscal Year 2011" table, followed by a description of the plan. The Committee regularly reviews the benefits provided under this and other plans, and as a result of such a review, in January 2011, the Company entered into a trust agreement which will fund amounts due under the Employee Deferred Compensation Plan in the event of a change-in-control of ABM.

Change-in-Control and Other Severance Arrangements

In order to assure continuity of ABM's senior management in the event of a potential change-in-control, ABM has agreed to provide the NEOs with "double-trigger" severance compensation should their employment with ABM be terminated following a change-in-control. The payment of severance compensation is predicated upon the occurrence of two triggering events: (1) the occurrence of a change-in-control and (2) either the involuntary termination of employment with ABM (other than for "cause" as defined in the change-in-control agreements) or the termination of employment with ABM by the executive for "good reason" as defined in the change-in-control agreements.

In addition, our NEOs may be eligible for severance benefits outside of a change-in-control. In particular, the CEO has an employment agreement that provides him with severance payments if he is terminated without cause, and the Board of Directors has adopted a severance policy that provides compensation to executives whose employment is terminated without cause. ABM expects the severance policy to provide consistency of treatment for officers who are at similar levels in the organization and to protect ABM by requiring a release and post-employment non-competition restriction as a condition to a severance payment, which we believe helps to retain officers during periods of organizational change and assists in recruiting new executives. The policy was adopted following the Committee's review of similar policies in the Peer Group and general industry.

The potential benefits to executives under these severance and change-in-control arrangements are described and quantified under "Potential Benefits on Termination."

Compensation Recoupment Policy

In December 2009, the Board of Directors adopted a policy relating to the recoupment of cash and equity compensation. The policy provides that, if the Company's financial statements are the subject of a restatement due to misconduct, fraud or malfeasance, then, to the extent permitted by applicable law, the independent members of the Board, or a committee consisting of independent members of the Board designated by the Board, may, in their discretion, recover cash compensation paid to an executive officer of the Company or rescind or make other adjustments to an equity award made to an executive officer of the Company, including recovering cash proceeds relating to the sale or other disposition of an equity award, to the extent that the payment or award was predicated upon the achievement of certain financial results that were subsequently the subject of a restatement. Where applicable, the Company may seek to recover any amount determined to have been inappropriately received by the individual executive officer. In addition, it is the Board of Directors' policy that, if the independent members of the Board, or a committee consisting of independent members of the Board, determine that an employee who has received a cash incentive payment or an equity award has engaged in conduct constituting "cause" (such as serious misconduct, dishonesty, disloyalty, conviction of a felony or misdemeanor involving moral turpitude, or failure to substantially perform employment-related duties or responsibilities), the Board or such Committee may take such action it deems necessary to address such conduct, including recovery of cash incentive payments, rescission of equity grants made to the employee in the 36-month period prior to the date on which the Board or such Committee makes such determination and recovery of proceeds relating to the sale or other disposition of an equity award during such 36-month period.

Accounting and Tax Considerations

The Compensation Committee takes into consideration the accounting, tax and related financial implications to the Company and executives when designing compensation and benefit programs. From an accounting perspective, in general, base salary, annual cash incentive bonus payments and the costs related to benefits and perquisites are recognized as compensation expense at the time they are earned or provided, and equity-based compensation expense is recognized over the vesting period of the grant.

Subject to the exceptions and limits described below, the Company deducts for federal income tax purposes payments of compensation and other benefits to executives. The Company does not deduct nonqualified deferred compensation until the year that the deferred compensation is paid to the executive.

Section 162(m) of the Internal Revenue Code generally does not allow a tax deduction to public companies for compensation over $1 million paid to the CEO or any of the three other most highly compensated executive officers (other than the chief financial officer) unless the compensation is paid based solely on the attainment of one or more pre-established objective performance goals and certain other requirements are met. It is the Compensation Committee's preference to qualify its executives' compensation for deductibility under Section 162(m), to the extent it is consistent with the Company's best interests, but deductibility is not the only factor in its compensation decisions. The Company's Executive Officer Incentive Plan and 2006 Equity Incentive Plan, both of which have been approved by the Company's shareholders, have been designed to permit the Company to make incentive payments and awards of performance shares and stock options that are not subject to the deduction limits of Section 162(m). From time to time, the Compensation Committee or, in the case of the CEO, the CEO Committee, has awarded, and may in the future award, compensation that is not fully deductible.

Our change-in-control arrangements do not provide for tax gross-ups in the event that executives become subject to excise taxes under Section 4999 and Section 280G of the Internal Revenue Code as a result of receiving benefits in connection with a change-in-control of ABM.

Section 409A of the Internal Revenue Code imposes significant additional taxes and interest on underpayments of taxes in the event an executive defers compensation under a plan that does not meet the requirements of Section 409A. ABM has structured its programs and individual arrangements in a manner intended to comply with the requirements of Section 409A.

Compensation Committee Report

The Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed the Compensation Discussion and Analysis with management. Based on its review and discussions with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in ABM's Annual Report on Form 10-K for the fiscal year ended October 31, 2011 and ABM's 2012 Proxy Statement.

This report is provided by the following independent and outside directors, who comprise the Compensation Committee:

Linda Chavez, Chair
Dan T. Bane
Maryellen C. Herringer
Henry L. Kotkins, Jr.

Compensation of Executive Officers

The following tables and accompanying narrative describe the compensation of the NEOs.

2011 Summary Compensation Table

Name	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(4) ($)	All Other Compensation ($)		Total ($)
Henrik Slipsager	2011	833,325	0	1,197,311	406,495	879,260	44,210	9,800	(5)	3,370,401
President & CEO	2010	805,000	0	1,131,722	382,499	1,008,000	87,576	21,535		3,436,332
	2009	765,000	0	573,731	161,157	1,050,000	106,414	47,317		2,703,619
James Lusk	2011	483,222	0	347,130	117,855	353,404	0	23,362	(5)	1,324,973
Executive Vice President	2010	465,313	0	738,990	504,349	330,075	0	15,442		2,054,169
& CFO	2009	434,700	0	162,997	45,785	268,986	0	27,318		939,786
James McClure	2011	596,038	0	476,016	159,907	464,033	10,812	9,800	(5)	1,716,606
Executive Vice President	2010	576,250	0	1,193,948	893,137	270,833	21,744	11,413		2,967,325
	2009	550,000	0	226,847	63,725	483,638	25,854	33,738		1,383,802
Tracy Price(6)	2011	634,480	0	990,560	674,476	491,591	0	41,150	(5)	2,832,257
Executive Vice President
Sarah McConnell	2011	398,725	0	285,372	58,350	227,380	0	9,800	(5)	979,627
Senior Vice President,	2010	380,833	0	304,369	199,375	179,407	0	10,477		1,074,461
General Counsel &	2009	340,000	0	64,189	18,036	147,433	0	37,960		607,618
Secretary
Steven Zaccagnini*	2011	483,222	0	347,130	117,855	298,340	10,857	11,662	(5)	1,269,066
Executive Vice President	2010	465,313	0	738,990	504,349	305,702	15,141	9,794		2,039,289
	2009	434,700	0	162,997	45,785	271,586	14,323	30,572		959,963
*
Mr. Zaccagnini ceased to be an officer of the Company prior to the end of fiscal year 2011 and his employment with the Company ended on January 15, 2012.

(1)
The value shown is the aggregate grant date value for performance share and RSU awards computed in accordance with FASB ASC Topic 718, based on target levels of achievement (the probable outcome at grant), in the case of performance shares. A discussion of assumptions used in calculating these values may be found in Note 12. "Share-Based Compensation Plans" in the Notes to the Consolidated Financial Statements included in the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 2011. The maximum value for performance share awards granted in fiscal year 2011 under the 2011-2013 Fiscal Year Performance Share Program is as follows: Mr. Slipsager: $1,186,242; Mr. Lusk: $343,931; Mr. McClure: $474,178; Mr. Price: $474,178; Ms. McConnell: $340,549; and Mr. Zaccagnini: $343,931.

(2)
The value shown is the aggregate grant date value for stock option awards computed in accordance with FASB ASC Topic 718. A discussion of assumptions used in calculating these values may be found in Note 12. "Share-Based Compensation Plans" in the Notes to the Consolidated Financial Statements included in the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 2011.

(3)
Amounts shown in this column represent annual performance-based cash bonuses.

(4)
Fiscal Year 2011 amounts are attributable to the following:
Mr. Slipsager: change in value of SERP, $44,210; and change in value of SAB, $0.
Mr. McClure: change in value of SERP, $10,812; and change in value of SAB, $0.
Mr. Zaccagnini: change in value of SERP, $10,857.

(5)
Represents: ABM contributions to the 401(k) plan in the amounts of $9,800 for Mr. Slipsager; $9,800 for Mr. McClure; and $9,800 for Ms. McConnell. For Mr. Lusk: ABM contributions to the 401(k) plan, $9,800 and value of realized dividend equivalent units ("DEUs") upon distribution of RSUs, $13,562. For Mr. Price: ABM contributions to the 401(k) plan, $6,607; auto allowance, $16,800; credit card fees, $1,000; spouse and family travel benefit, $8,493; and an allowance for, among other things, certain benefits relating to investment advice and other professional services in the amount of $8,250. For Mr. Zaccagnini: ABM contributions to the 401(k) plan, $9,800 and value of realized DEUs upon distribution of RSUs, $1,862.

(6)
For Mr. Price, compensation for only fiscal year 2011 is shown because he was not an NEO in fiscal years 2010 and 2009.

The annual bonuses for the NEOs in fiscal year 2011 were based on performance objectives described under "Compensation Discussion and Analysis."

Messrs. Slipsager, Lusk, Price, McClure and Zaccagnini and Ms. McConnell have employment agreements. Mr. Slipsager's agreement includes certain post-employment prohibitions on competition with the Company, and has a term ending on October 31, 2013. The employment agreements for the other NEOs terminate on October 31, 2012 and contain post-employment prohibitions on competition. Each employment agreement contains a provision providing for automatic one-year extensions unless, in the case of Mr. Slipsager, the Company provides notice 90 days prior to the expiration of the employment agreement that it does not wish to renew, and in the case of the other NEOs, the Company provides such notice 60 days prior to the expiration of the employment agreement. Payments which may be made to an NEO upon termination without cause are described under "Potential Payments Upon Termination Without Cause on October 31, 2011."

The table below shows payout ranges for the NEOs with respect to non-equity incentive plan awards and equity incentive plan awards, as well as other information.

Grants of Plan-Based Awards During Fiscal Year 2011

Named Executive Officer	Grant Date	Committee Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1) ($)			Estimated Future Payouts Under Equity Incentive Plan Awards(2) (#)			All Other Stock Awards: # of Shares or Stock Units(3)	All Other Option Awards: # of Securities Underlying Options(4)	Exercise or Base Price Options/ Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards(5) ($)
			Threshold	Target	Maximum	Threshold	Target	Maximum
Henrik Slipsager	n/a		n/a	837,390	1,549,172
	1/11/2011	1/11/2011				15,611	31,221	46,832				790,828
	9/13/2011	9/7/2011							21,293			406,483
	9/13/2011	9/7/2011								72,459	19.09	406,495
James Lusk	n/a		145,674	291,347	538,993
	1/11/2011	1/11/2011				4,526	9,052	13,578				229,287
	9/13/2011	9/7/2011							6,173			117,843
	9/13/2011	9/7/2011								21,008	19.09	117,855
James McClure	n/a		224,605	449,209	831,036
	1/11/2011	1/11/2011				6,240	12,480	18,720				316,118
	9/13/2011	9/7/2011							8,376			159,898
	9/13/2011	9/7/2011								28,504	19.09	159,907
Tracy Price	n/a		237,930	475,860	880,341
	1/10/2011	1/10/2011							19,349			499,978
	1/10/2011	1/10/2011								62,189	25.84	500,000
	1/11/2011	1/11/2011				6,240	12,480	18,720				316,118
	9/13/2011	9/7/2011							9,139			174,464
	9/13/2011	9/7/2011								31,101	19.09	174,477
Sarah McConnell	n/a		100,168	200,335	350,586
	1/11/2011	1/11/2011				4,482	8,963	13,445				227,033
	9/13/2011	9/7/2011							3,056			58,339
	9/13/2011	9/7/2011								10,401	19.09	58,350
Steven Zaccagnini	n/a		145,674	291,347	538,993
	1/11/2011	1/11/2011				4,526	9,052	13,578				229,287
	9/13/2011	9/7/2011							6,173			117,843
	9/13/2011	9/7/2011								21,008	19.09	117,855
(1)
Represents the annual bonus opportunity for fiscal year 2011. The target award is calculated by multiplying each NEO's base salary by his/her target bonus percentage. Maximum bonus for the CEO and executive vice presidents is 185% of target. Maximum bonus for the senior vice president is 175% of target. Actual payments made for fiscal year 2011 are reported in the "Summary Compensation Table" in the "Non-Equity Incentive Plan Compensation" column. There is no applicable threshold for Mr. Slipsager. Under the 2011 Fiscal Year PIP, applicable performance thresholds are set forth for the other NEOs. However, even with achievement of threshold performance, an NEO may receive no award if personal performance objectives are not met.

(2)
Represents performance shares granted under the 2006 Equity Incentive Plan in fiscal year 2011. Shares are earned based on performance during each of fiscal years 2011, 2012 and 2013, and on cumulative performance with respect to these years, with vesting of earned awards to occur on January 11, 2014 if the NEO is an employee of the Company on the vesting date. As discussed under Fiscal Year 2011 Equity Incentives, based on fiscal year 2011 results, 20% of the performance award was achieved at 87.3% of target. Amounts set forth in the column "Threshold" represent the number of shares that could have been awarded if a minimum performance threshold was achieved. If such minimum threshold had not been attained, no shares would be awarded. When cash dividends are paid on ABM common stock, dividend equivalents are credited on performance shares which have been earned, subject to the same vesting conditions as the underlying performance shares. For a discussion of the criteria applicable to the determination of amounts awarded, see "Our Performance Share Program" above.

(3)
Represents RSUs granted under the 2006 Equity Incentive Plan in fiscal year 2011. With respect to RSUs granted on September 13, 2011, 50% vest on the second anniversary of the grant date and 50% vest on the fourth anniversary of the grant date. With respect to RSUs granted to Mr. Price on January 10, 2011, 100% vest on the fifth anniversary of the grant date. When cash dividends are paid on ABM common stock, dividend equivalents are credited which are converted into additional RSUs, subject to the same terms and conditions (including vesting conditions) as the underlying RSUs.

(4)
Represents options to acquire shares of Company common stock granted under the 2006 Equity Incentive Plan in fiscal year 2011. The exercise price of the options is the closing price of ABM stock on the grant date. With respect to options granted to Mr. Price on January 10, 2011, 100% vest on the fifth anniversary of the grant date. With respect to options granted on September 13, 2011, options vest equally on each of the first four anniversaries of the grant date. All options expire no more than seven years from the grant date.

(5)
The value shown is the grant date value for stock option awards computed in accordance with FASB ASC Topic 718, which were $5.61 on September 13, 2011 and $8.04 on January 10, 2011. The assumptions used to calculate the September 13, 2011 Black-Scholes value were: (1) expected life from date of grant of 5.63 years; (2) expected stock price volatility of 40.43%; (3) expected dividend yield of 2.59%; and (4) a risk-free interest rate of 0.98%. The assumptions used to calculate the January 10, 2011 Black-Scholes value were: (1) expected life from date of grant of 5.61 years; (2) expected stock price volatility of 39.20%; (3) expected dividend yield of 2.32%; and (4) a risk-free interest rate of 2.13%.

The following table shows the outstanding equity awards held by the NEOs at October 31, 2011.

Outstanding Equity Awards at 2011 Fiscal Year-End

	Option Awards							Stock Awards
Named Executive Officer	Option Grant Date		Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date		Stock Award Grant Date		Number of Shares or Units of Stock that Have Not Vested	Market Value of Shares or Units that Have Not Vested(9) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested(9) ($)
Henrik Slipsager	12/16/97	(1)	0	20,000	14.70			1/8/08	(6)	14,453	292,240
	3/17/98	(1)	0	5,000	18.30			1/12/09	(6)	5,689	115,032
	12/19/00	(1)	0	5,000	15.38			1/12/09	(7)	24,246	490,254
	9/9/02	(3)	100,000	0	16.83	9/9/12		1/11/10	(7)	11,776	238,111	23,042	(8)	465,909
	6/14/05	(3)	100,000	0	18.30	6/14/15		9/8/10	(6)	18,218	368,368
	9/14/05	(2)	100,000	0	20.90	9/14/15		1/11/11	(7)	4,914	99,361	24,977	(8)	505,035
	11/29/05	(2)	57,000	0	20.83	11/29/15		9/13/11	(6)	21,293	430,544
	3/13/07	(4)	58,885	0	25.74	3/13/14
	1/8/08	(4)	88,027	29,343	19.05	1/8/15
	1/12/09	(4)	16,717	16,718	17.90	1/12/16
	9/8/10	(4)	15,130	45,392	21.49	9/8/17
	9/13/11	(4)	0	72,459	19.09	9/13/18
James Lusk	3/19/07	(4)	19,379	0	26.00	3/19/14		1/7/08	(6)	3,154	63,774
	1/7/08	(4)	19,194	6,398	19.48	1/7/15		1/12/09	(6)	1,616	32,676
	1/12/09	(4)	4,749	4,750	17.90	1/12/16		1/12/09	(7)	6,887	139,255
	3/31/10	(5)	0	61,728	21.20	3/31/17		1/11/10	(7)	3,620	73,196	7,084	(8)	143,238
	9/8/10	(4)	4,298	12,897	21.49	9/8/17		3/31/10	(5)	19,550	395,301
	9/13/11	(4)	0	21,008	19.09	9/13/18		9/8/10	(6)	5,176	104,659
								1/11/11	(7)	1,424	28,793	7,242	(8)	146,433
								9/13/11	(6)	6,173	124,818
James McClure	3/21/95	(1)	0	4,000	5.63			1/7/08	(6)	4,275	86,441
	12/16/97	(1)	0	15,000	14.70			1/12/09	(6)	2,249	45,475
	3/17/98	(1)	0	5,000	18.30			1/12/09	(7)	9,587	193,849
	12/19/00	(1)	0	5,000	15.38			1/11/10	(7)	4,600	93,012	9,002	(8)	182,020
	6/14/05	(3)	120,000	0	18.30	6/14/15		3/31/10	(5)	36,658	741,225
	9/14/05	(2)	5,640	0	20.90	9/14/15		9/8/10	(6)	7,204	145,665
	10/2/06	(4)	23,646	0	18.71	10/2/13		1/11/11	(7)	1,964	39,712	9,984	(8)	201,876
	1/7/08	(4)	26,017	8,673	19.48	1/7/15		9/13/11	(6)	8,376	169,363
	1/12/09	(4)	6,610	6,611	17.90	1/12/16
	3/31/10	(5)	0	115,740	21.20	3/31/17
	9/8/10	(4)	5,982	17,949	21.49	9/8/17
	9/13/11	(4)	0	28,504	19.09	9/13/18
Tracy Price	1/10/11	(5)	0	62,189	25.84	1/10/18		1/10/11	(5)	19,584	395,988
	9/13/11	(4)	0	31,101	19.09	9/13/18		1/11/11	(7)	1,964	39,712	9,984	(8)	201,876
								9/13/11	(6)	9,139	184,791
Sarah McConnell	9/10/07	(4)	11,904	0	20.19	9/10/14		1/7/08	(6)	707	14,296
	1/7/08	(4)	4,299	1,434	19.48	1/7/15		1/12/09	(6)	636	12,860
	1/12/09	(4)	1,871	1,871	17.90	1/12/16		1/12/09	(7)	2,713	54,857
	3/31/10	(5)	0	23,148	21.20	3/31/17		1/11/10	(7)	1,624	32,837	3,179	(8)	64,279
	9/8/10	(4)	2,017	6,052	21.49	9/8/17		3/31/10	(5)	7,331	148,233
	9/13/11	(4)	0	10,401	19.09	9/13/18		9/8/10	(6)	2,429	49,114
								1/11/11	(7)	1,410	28,510	7,170	(8)	144,977
						9/13/11	(6)	3,056		61,792
Steven Zaccagnini	9/9/02	(3)	40,000	0	16.83	9/9/12		1/7/08	(6)	3,154	63,774
	1/23/03	(2)	27,020	0	15.16	1/23/13		1/12/09	(6)	1,615	32,655
	1/23/03	(2)	32,980	0	15.16	1/23/13		1/12/09	(7)	6,887	139,255
	6/14/05	(3)	100,000	0	18.30	6/14/15		1/11/10	(7)	3,620	73,196	7,084	(8)	143,238
	10/2/06	(4)	21,019	0	18.71	10/2/13		3/31/10	(5)	19,550	395,301
	1/7/08	(4)	19,194	6,398	19.48	1/7/15		9/8/10	(6)	5,176	104,659
	1/12/09	(4)	4,749	4,750	17.90	1/12/16		1/11/11	(7)	1,424	28,793	7,242	(8)	146,433
	3/31/10	(5)	0	61,728	21.20	3/31/17		9/13/11	(6)	6,173	124,818
	9/8/10	(4)	4,298	12,897	21.49	9/8/17
	9/13/11	(4)	0	21,008	19.09	9/13/18

[footnotes on following page]

(1)
Age-vested Options. The options become exercisable with respect to 50% of the underlying shares on the optionee's 61st birthday, and 50% on the optionee's 64th birthday, if still employed. Vested options expire one year after termination of employment. Mr. Slipsager will reach his 61st birthday on January 12, 2016 and his 64th birthday on January 12, 2019. Mr. McClure will reach his 61st birthday on February 14, 2018 and his 64th birthday on February 14, 2021.

(2)
Time-vested Options. The options become exercisable with respect to 20% of the underlying shares on the anniversary of the grant date for five succeeding years.

(3)
Price-vested Options. The options provide that if ABM common stock closes at a designated price for ten days during a period of 30 consecutive trading days within the first four years after grant, the options will become exercisable following the tenth day. Options not vesting during the first four years following the grant date become exercisable on the eighth anniversary of the grant date provided the optionee is employed by the Company.

(4)
2006 Equity Incentive Plan. The options become exercisable with respect to 25% of the underlying shares on each anniversary date of the grant for four succeeding years.

(5)
Special Equity Awards. On March 31, 2010, Messrs. Lusk, McClure and Zaccagnini and Ms. McConnell were granted options and RSUs which vest 100% on the fifth anniversary of the grant date. On January 10, 2011, Mr. Price was granted options and RSUs which vest 100% on the fifth anniversary of the grant date.

(6)
RSUs. Fifty percent of the RSUs vest on the second anniversary of the grant date and the remainder vest on the fourth anniversary of the grant date. When cash dividends are paid on ABM common stock, DEUs are credited which are converted into additional RSUs, subject to the same terms and conditions (including vesting) as the underlying RSUs. The number of RSUs shown includes the dividend equivalents through October 31, 2011.

(7)
Performance Shares (Earned). Amounts shown include performance share awards under the 2009, 2010 and 2011 Performance Share Programs that have been "earned" but remain unpaid until the vesting date, which is the third anniversary of the date of the award. These amounts were 40,936 for Mr. Slipsager, 11,931 for Mr. Lusk, 16,151 for Mr. McClure, 1,964 for Mr. Price, 5,747 for Ms. McConnell, and 11,931 for Mr. Zaccagnini. Performance shares granted under the 2009 Fiscal Year Performance Share Program vest on January 12, 2012, performance shares granted under the 2010 Fiscal Year Performance Share Program vest, to the extent earned, on January 11, 2013, and performance shares granted under the 2011 Fiscal Year Performance Share Program vest, to the extent earned, on January 11, 2014.

(8)
Performance Shares (Unearned). On January 11, 2010, performance shares were granted under the 2010-2012 Fiscal Year Performance Share Program and on January 11, 2011, performance shares were granted under the 2011-2013 Fiscal Year Performance Share Program, each as described under the CD&A. Unearned performance shares are stated at target. Performance shares will vest, to the extent earned, on January 11, 2013 and January 11, 2014, respectively.

(9)
Amounts shown are based on $20.22 per share, the closing price of ABM common stock on October 31, 2011.

The following table shows the amounts realized upon exercise of stock options and vesting in fiscal year 2011 of stock awards previously awarded.

Option Exercises and Stock Vested in Fiscal Year 2011

	Option Awards		Stock Awards
Named Executive Officer	Number of Shares Acquired on Exercise	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting		Value Realized on Vesting ($)
Henrik Slipsager	60,000	629,233	13,599	(2)	343,385
James Lusk	0	0	7,427	(3)	185,427
James McClure	80,000	781,731	2,211	(4)	58,077
Tracy Price	0	0	0		0
Sarah McConnell	0	0	2,287	(5)	47,864
Steven Zaccagnini	0	0	1,588		41,727
(1)
Amount consists of difference between the closing price of ABM common stock on the date of exercise and the exercise price of the option multiplied by the number of shares acquired on exercise.

(2)
Amount includes 13,599 RSUs deferred under ABM's Employee Deferred Compensation Plan. Distribution of shares is deferred until separation from service.

(3)
Amount includes 1,588 RSUs deferred under ABM's Employee Deferred Compensation Plan. Distribution of shares is deferred until separation from service.

(4)
Amount includes 2,211 RSUs deferred under ABM's Employee Deferred Compensation Plan. Distribution of shares is deferred until separation from service.

(5)
Amount includes 2,287 RSUs deferred under ABM's Employee Deferred Compensation Plan. Distribution of shares is deferred until separation from service.

Pension and Deferred Compensation Benefits

The following tables and accompanying footnotes and narrative describe benefits to the NEOs under the SAB, SERP and the Employee Deferred Compensation Plan.

 Pension Benefits at 2011 Fiscal Year-End

Named Executive Officer	Plan Name	Number of Years of Credited Service	Present Value of Accumulated Benefit(3) ($)	Payment During Last Fiscal Year ($)
Henrik Slipsager	SAB(1)	5	34,327	0
	SERP(2)	10	550,056	0
James Lusk	n/a
James McClure	SAB(1)	12	82,115	0
	SERP(2)	10	126,506	0
Tracy Price	n/a
Sarah McConnell	n/a
Steven Zaccagnini	SERP(2)	10	64,238	0
(1)
SAB, an unfunded service award benefit plan, is a "severance pay plan" as defined in the Employee Retirement Income Security Act ("ERISA") and covers certain qualified employees. The plan provides participants, upon termination, with a minimum of seven days of pay for each year of employment between November 1989 and January 2002, payable in a lump sum. The amount of the payment is based on the final average W-2 compensation, up to a maximum of $175,000, received by the participant during his or her last three full years of full-time employment with ABM. The amount of payment under the plan, together with any other severance paid to the employee, cannot exceed two times the compensation received by the employee in the twelve-month period preceding termination of employment. If the employee is terminated for cause, the employee forfeits any benefits payable under the plan. At the end of fiscal year 2011, 80 active employees were eligible to receive benefits under the plan.

(2)
Individuals noted participate in the SERP, an unfunded retirement plan. Vesting in the SERP occurs after ten years of eligible service. The retirement arrangements provide for monthly benefits for ten years commencing on the respective retirement dates of those executives or age 65, whichever is later. The benefits are vested pro rata during a ten-year vesting period, which began with the participant being named an officer of ABM or a subsidiary. Messrs. Slipsager, McClure and Zaccagnini are fully vested in the SERP. Effective December 31, 2002, this plan was amended to preclude new participants. When fully vested, the current SERP benefits provide the following for participating NEOs:

SERP Participant	Aggregate Payments
Henrik Slipsager	$1,000,000
James McClure	$250,000
Steven Zaccagnini	$150,000

  These benefits will be paid out 1/120 per month after the later to occur of (1) the executive's 65th birthday or (2) the executive's retirement.

(3)
The material assumptions used to calculate the net present value are included in Note 10, "Employee Benefit Plans" in the Notes to Consolidated Financial Statements included in ABM's Annual Report on Form 10-K for the year ended October 31, 2011, except for the assumed retirement age under the SAB plan which is age 62, the age at which an individual is eligible for full benefits under the plan.

The following table shows contributions in fiscal year 2011 by the NEOs to ABM's Employee Deferred Compensation Plan.

Nonqualified Deferred Compensation in Fiscal Year 2011

Named Executive Officer	Executive Contributions in Last Fiscal Year ($)		ABM Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)		Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year(5) ($)
Henrik Slipsager	711,650	(1)(2)	—	47,361	(3)	—	2,432,868	(6)
James Lusk	41,727	(2)	—	—		—	34,945
James McClure	256,407	(1)(2)	—	20,517	(3)	—	803,605
Tracy Price	—		—	—		—	—
Sarah McConnell	163,490	(1)(2)	—	12,197	(3)(4)	—	382,627	(6)
Steven Zaccagnini	20,232	(1)	—	4,068	(3)	—	141,931
(1)
Cash deferrals under the Employee Deferred Compensation Plan are included in the Summary Compensation Table for each NEO. Amounts deferred during fiscal year 2011 by Mr. Slipsager were $368,265, by Mr. McClure were $198,330, and by Ms. McConnell were $115,626.

(2)
Includes value of deferred RSUs, granted and vested under the 2006 Equity Incentive Plan, on the date of vesting. The vesting date value for the deferred awards for Mr. Slipsager was $343,385, for Mr. McClure were $58,077, and for Ms. McConnell were $47,864. Grant date values for the deferred awards were reported in the Summary Compensation Table for the fiscal year in which the RSUs were granted.

(3)
Interest earned on cash deferrals under the Employee Deferred Compensation Plan. The interest rate in fiscal year 2011 averaged 3.25%. Includes interest earned on cash deferrals for Ms. McConnell in the amount of $7,081. These amounts were not required to be included in the Summary Compensation Table because they are not above-market.

(4)
Includes appreciation of value of ABM stock for equity deferrals. For deferrals in 2011, stock appreciation is from the date of vesting to end of fiscal year. For deferrals in prior years, stock appreciation is from the prior fiscal year-end.

(5)
Includes amounts included in the Summary Compensation Table for prior years.

(6)
Includes fiscal year-end value of shares deferred in prior years; excludes dividend equivalents earned on deferred shares.

ABM's Employee Deferred Compensation Plan is an unfunded deferred compensation plan available to the NEOs and other employees whose annualized base salary exceeds $135,000. A trust agreement was put into place in January 2011 to provide that, in the event of a "change-in-control" as defined in the plan, the trust will be funded in an amount necessary to cover liabilities under the plan.

The Employee Deferred Compensation Plan allows participants to make pre-tax contributions from 1% to 50% of their compensation, including base pay and bonuses. Elections to defer base salary must be made no later than December 31 of the year preceding the year in which deferral begins. Elections to defer performance-based bonuses must be made no later than six months prior to the end of the applicable performance period. Executives may elect to receive distributions from the Employee Deferred Compensation Plan following termination of employment or on specified in-service distribution dates. Distributions may be made in a single lump sum, four annual installments or ten annual installments, based on earlier elections made in accordance with the plan provisions. In addition, if, upon termination, a participant wants to change his or her distribution, the change cannot be effective for at least twelve months and the date of payment must be at least five years after the previously scheduled date of distribution. The Employee Deferred Compensation Plan also permits hardship distributions. Deferred amounts earn interest equal to the prime interest rate on the last day of the calendar quarter up to 6%. If the prime rate exceeds 6%, the interest rate is equal to 6% plus one-half of the excess prime rate over 6%, subject to an interest rate cap equal to 120% of the long-term applicable federal rate, compounded quarterly.

Certain executives may also elect to defer receipt of RSUs. Elections to defer receipt of RSUs must be made no later than December 31 of the year preceding the year any RSUs may be granted. The plan allows participants to defer up to 100% of their RSUs, and receive distributions in a lump sum, four annual installments or ten annual installments, based on earlier elections made in accordance with plan provisions.

Potential Benefits on Termination

The following tables and accompanying narrative contain information with respect to potential payments to NEOs upon certain terminations of employment after a change-in-control, resignation or retirement, termination without cause and death or disability, assuming the termination occurred on October 31, 2011. No cash payments to the NEOs are triggered by a change-in-control alone.

The following table estimates potential payments for each NEO if there had been a change-in-control and either the executive had been terminated involuntarily or the executive had terminated employment for "good reason" effective October 31, 2011.

Potential Payments Upon Certain Terminations of Employment
Following a Change-in-Control on October 31, 2011

Named Executive Officer	Unpaid Bonus for 2011(1) ($)	Severance Compensation(2) ($)	Health and ERISA Welfare Benefits(3) ($)	Equity Grants Vesting as a Result of CIC(4) ($)	Nonqualified Deferred Compensation Aggregate Balance ($)	Present Value of Accumulated Pension Benefit(5) ($)	Total(6) ($)
Henrik Slipsager	837,390	5,024,340	100,000	4,712,302	2,432,868	584,383	13,691,283
James Lusk	291,347	1,553,853	22,262	1,349,534	34,945	0	3,251,941
James McClure	449,209	2,096,308	22,361	2,473,746	803,605	208,621	6,053,850
Tracy Price	475,860	2,220,680	24,048	857,512	0	0	3,578,100
Sarah McConnell	200,335	1,202,010	11,994	727,659	382,627	0	2,524,625
Steven Zaccagnini	291,347	1,553,853	20,994	1,979,977	141,931	64,238	4,052,340

(1)
Amount is target bonus for fiscal year 2011.

(2)
Multiple of the sum of base salary and target bonus for the year in which the change-in-control occurs.

(3)
For Mr. Slipsager, amount is based on the terms of his employment agreement which provides that the Company will pay him $10,000 per year for ten years to be used towards the purchase of health insurance. For Messrs. Lusk, McClure, Price and Zaccagnini, and for Ms. McConnell, amount shown is estimated cost for health and welfare benefits for an 18-month period.

(4)
Value is based on $20.22 per share, the closing price of ABM common stock on October 31, 2011.

(5)
Amounts include present value of SERP and/or SAB balances for those NEOs who participate in the SERP and/or SAB.

(6)
Amounts do not include potential accrued but unused vacation and any unpaid base salary for employment through termination date. Amounts shown are subject to reduction, as described below.

The change-in-control agreements with the NEOs provide that, if a change-in-control occurs during the term of the agreement, the executive will receive the stated benefits upon involuntary termination (other than for cause) or resignation for good reason prior to the second anniversary of the change-in-control.

The stated benefits for the NEO under the change-in-control agreements consist of:

  •
  lump sum payment equal to three times the sum of base salary and target bonus for Mr. Slipsager, and two times the sum of base salary and target bonus for other NEOs;

  •
  continuation of all health benefits or reasonably equivalent benefits for 18 months following the date of termination; and

  •
  lump sum payment of any unpaid incentive compensation that was earned, accrued, allocated or awarded for a performance period that ended prior to the termination date. In addition, any annual bonus or long-term incentive pay earned, accrued, allocated or awarded with respect to service for the performance period in which the termination takes place will also be paid in a lump sum.

    A "change-in-control" of the Company for the NEOs occurs in any of the following scenarios:

  •
  any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (i) is or becomes the beneficial owner of more than 35% of the combined voting power of the stock of the Company or succeeds in having nominees as directors elected in an election contest and (ii) within 18 months after either such event, individuals who were members of the Board of Directors of the Company immediately prior to either such event cease to constitute a majority of the members of the Board of Directors;

  •
  a majority of the Board of Directors ceases to be comprised of incumbent directors;

  •
  a merger or similar business combination;

  •
  a sale of substantially all of the Company's assets; and

  •
  a liquidation of the Company.

Any payments under the change-in-control agreements will be reduced to the extent that the NEO receives payments under his or her employment agreement with ABM following a termination of employment.

Equity grants prior to fiscal year 2006 held by the NEOs vest upon a change-in-control as defined in the applicable plan. Equity grants after fiscal year 2006 fully vest upon a change-in-control, except that stock options vest monthly pro rata (based on number of months of service over the vesting period) if the change-in-control occurs less than one year after the grant.

Payments and benefits under the change-in-control agreements (as well as under all other agreements or plans covering the NEOs, including any option award, plan or agreement) are subject to reduction in order to avoid the application of the excise tax on "excess parachute payments," but only if the reduction would increase the net after-tax amount received by the named executive officer (the "modified cap") with one exception. The exception is that any reduction may be made to the extent the NEO would be entitled to receive, on a net after-tax basis, at least 90% of the severance payment he or she would otherwise be entitled to under the change-in-control agreement or under any other agreement. The Compensation Committee amended the forms of stock option agreements for future stock option grants to include the modified cap with the 90% severance payment reduction exception. In consideration for the protection afforded by the change-in-control agreements, the NEOs agreed to certain non-competition provisions.

An NEO who participates in the SERP and/or SAB whose employment is terminated or who resigns following a change-in-control is entitled to receive SERP payments (with payments beginning at age 65), and a lump sum SAB payment. An NEO who has elected to defer compensation receives the aggregate balance in the NEO's deferred compensation account. See "Pension and Deferred Compensation Benefits," above.

The following table estimates potential payments for each NEO if the NEO had retired or resigned from employment with ABM effective October 31, 2011.

Potential Payments Upon Resignation or Retirement on October 31, 2011

Named Executive Officer	Unpaid Annual Bonus for 2011(1) ($)	Company Portion of Medical Benefit(2) ($)	Equity-Based Grants that Vest upon Retirement or Resignation(3) ($)	Nonqualified Deferred Compensation Aggregate Balance ($)	Present Value of Accumulated Pension Benefit(4) ($)	Total(5) ($)
Henrik Slipsager	837,390	100,000	1,460,740	2,432,868	584,383	5,415,381
James Lusk	291,347	0	404,889	34,945	0	731,181
James McClure	449,209	0	545,431	803,605	208,621	2,006,866
Tracy Price	475,860	0	64,979	0	0	540,839
Sarah McConnell	200,335	0	184,897	382,627	0	767,859
Steven Zaccagnini	291,347	0	404,882	141,931	64,238	902,398

(1)
Amount is target bonus for fiscal year 2011. No bonus is payable in the event of resignation of employment.

(2)
Amount is based upon the terms of Mr. Slipsager's employment agreement which provides that the Company will pay him $10,000 per year for ten years to be used towards the purchase of health insurance.

(3)
Value is based on $20.22 per share, the closing price of ABM common stock on October 31, 2011. Amounts shown only reflect vesting upon retirement as unvested equity does not vest upon resignation of employment.

(4)
Amounts include present value of SERP and/or SAB balances for those NEOs who participate in the SERP and/or SAB.

(5)
Amounts do not include accrued but unused vacation pay and any unpaid base salary for employment through termination date.

An NEO who participates in the SERP and/or SAB who retires or resigns is entitled to receive SERP payments (with payments beginning at age 65), and a lump sum SAB payment. An NEO who has elected to defer compensation receives the aggregate balance in the NEO's deferred compensation account. See "Pension and Deferred Compensation Benefits," above. Performance shares, RSUs and stock option grants under the 2006 Equity Incentive Plan do not vest upon voluntary termination of employment other than retirement and vest monthly pro rata (based on number of months of service over the vesting period) in the event of retirement. Stock Option grants prior to the 2006 Equity Incentive Plan are cancelled to the extent not vested upon such a termination of employment.

The following table estimates potential payments for each NEO if the NEO's employment with ABM were to be terminated without cause (outside of a change-in-control) effective October 31, 2011.

Potential Payments Upon Termination Without Cause on October 31, 2011

Named Executive Officer	Unpaid Bonus for 2011(1) ($)	Severance Payment ($)	Company Portion of Medical Benefit(2) ($)	Equity Grants Vesting as a Result of Termination(3) ($)	Nonqualified Deferred Compensation Aggregate Balance ($)	Present Value of Accumulated Pension Benefit(4) ($)	Total(5) ($)
Henrik Slipsager	837,390	3,349,560	100,000	0	2,432,868	584,383	7,304,201
James Lusk	291,347	1,165,390	22,262	0	34,945	0	1,513,944
James McClure	449,209	1,572,231	22,361	0	803,605	208,621	3,056,027
Tracy Price	475,860	1,665,510	24,048	0	0	0	2,165,418
Sarah McConnell	200,335	601,005	7,996	0	382,627	0	1,191,963
Steven Zaccagnini	291,347	1,165,390	20,994	0	141,931	64,238	1,683,900

(1)
Amount is target bonus for fiscal year 2011.

(2)
For Mr. Slipsager, amount is based on the terms of his employment agreement which provides that the Company will pay him $10,000 per year for ten years to be used towards the purchase of health insurance. For Messrs. Lusk, McClure, Price and Zaccagnini, amount shown is estimated cost for health and welfare benefits for an 18-month period. For Ms. McConnell, amount shown is estimated cost for health and welfare benefits for a 12-month period.

(3)
None of ABM's equity plans provide for vesting upon termination without cause other than in a change-in-control. (See table "Potential Payments Upon Certain Terminations of Employment Following a Change-in-Control on October 31, 2011").

(4)
Amounts include present value of SERP and/or SAB balances for those NEOs who participate in the SERP and/or SAB.

(5)
Amount does not include accrued but unused vacation pay and any unpaid base salary for employment through termination date.

An NEO who participates in the SERP and/or SAB whose employment is terminated without cause is entitled to receive SERP payments (with payments beginning at age 65), and a lump sum SAB payment. An NEO who has elected to defer compensation receives the aggregate balance in the NEO's deferred compensation account. See "Pension and Deferred Compensation Benefits," above.

Under his employment agreement, Mr. Slipsager would receive two times the sum of his base salary and target bonus and $10,000 per year for a ten-year period for health insurance if he is terminated without cause prior to the expiration of the term of his employment agreement. The Company has adopted a severance policy for other senior executives of ABM. Prior to adopting the policy, the Compensation Committee conducted a review of executive severance policies provided by the Peer Group and general industry practices and discussed executive severance practices with the Compensation Committee's independent compensation consultant. An executive's severance payment under the policy is contingent upon the executive's entering into a form of employment agreement, which contains post-employment non-competition as well as non-solicitation provisions. The policy adopted by ABM applies to certain senior executives who may be terminated without "cause," as cause is defined in the employment agreement between the executive and ABM, and calls for payments that vary depending upon the position and tenure of the individual. Under provisions of this policy, Messrs. Lusk, Price, McClure and Zaccagnini are eligible for payments of 18 months' base salary and target bonus, as well as payment of ABM's portion of medical benefits for employees for the 18-month period, and up to 18 months of outplacement services. Ms. McConnell is eligible for payments of 12 months' base salary and target bonus, as well as payment of ABM's portion of medical benefits for employees for the 12-month period.

The following table estimates potential payments for each NEO if the NEO had been terminated due to death on October 31, 2011.

Potential Payments Upon Death on October 31, 2011

Named Executive Officer	Unpaid Bonus for 2011(1) ($)	Life Insurance(2) ($)	Company Portion of Medical Benefit(3) ($)	Equity Grants Vesting as a Result of Death(4) ($)	Nonqualified Deferred Compensation Aggregate Balance ($)	Present Value of Accumulated Pension Benefit(5) ($)	Total ($)
Henrik Slipsager	837,390	750,000	50,000	1,460,740	2,432,868	584,383	6,115,381
James Lusk	291,347	750,000	0	530,068	34,945	0	1,606,360
James McClure	449,209	750,000	0	780,152	803,605	208,621	2,991,587
Tracy Price	475,860	750,000	0	124,377	0	0	1,350,237
Sarah McConnell	200,335	750,000	0	231,837	382,627	0	1,564,799
Steven Zaccagnini	291,347	750,000	0	530,060	141,931	64,238	1,777,576

(1)
Amount is target bonus for fiscal year 2011.

(2)
Amount of life insurance is two times annual salary, up to a maximum of $750,000.

(3)
Amount is based on the terms of Mr. Slipsager's employment agreement which provides that the Company will pay him $10,000 per year for ten years to be used towards the purchase of health insurance and that in the event he dies prior to the end of the ten-year term, the Company will pay his spouse $5,000 per year until the earlier of her death or the end of the ten-year term.

(4)
Value is based on $20.22 per share, the closing price of ABM common stock on October 31, 2011. Amount reflects the vesting of equity grants related to death on October 31, 2011, and includes exercisable stock options on that date.

(5)
Amounts include present value of SERP and/or SAB balances for those NEOs who participate in the SERP and/or SAB.

The estate of a participating NEO is entitled to receive SERP payments (with payments beginning at the date the NEO would have become 65), a lump sum SAB payment and the aggregate balance in the NEO's deferred compensation account payable in a lump sum. See "Pension and Deferred Compensation Benefits," above.

ABM also provides accidental death and dismemberment insurance for each of the NEOs (with coverage of $750,000 for each of Messrs. Slipsager, Lusk, Price, McClure, and Zaccagnini and Ms. McConnell) as well as $150,000 business travel accident insurance coverage.

Equity grants under the 2006 Equity Incentive Plan vest monthly pro rata (based on number of months of service over the vesting period) in the event of death. Stock option grants prior to the 2006 Equity Incentive Plan do not provide for vesting in the event of death, except under certain plans that provide for vesting of options granted after April 19, 1999, if the optionee is at least age 64 and dies while in the service of ABM.

The following table estimates potential payments for each NEO if the NEO had been terminated due to disability on October 31, 2011.

Potential Payments Upon Disability on October 31, 2011

Named Executive Officer	Unpaid Bonus for 2011(1) ($)	Company Portion of Medical Benefit(2) ($)	Equity Grants Vesting as a Result of Disability(3) ($)	Nonqualified Deferred Compensation Aggregate Balance ($)	Present Value of Accumulated Pension Benefit(4) ($)	Total ($)
Henrik Slipsager	837,390	100,000	1,460,740	2,432,868	584,383	5,415,381
James Lusk	291,347	0	530,068	34,945	0	856,360
James McClure	449,209	0	780,152	803,605	208,621	2,241,587
Tracy Price	475,860	0	124,377	0	0	600,237
Sarah McConnell	200,335	0	231,837	382,627	0	814,799
Steven Zaccagnini	291,347	0	530,060	141,931	64,238	1,027,576

(1)
Amount is target bonus for fiscal year 2011.

(2)
Amount is based upon the terms of Mr. Slipsager's employment agreement which provides that the Company will pay him $10,000 per year for ten years to be used towards the purchase of health insurance.

(3)
Value is based on $20.22 per share, the closing price of ABM common stock on October 31, 2011. Amount reflects the vesting of equity grants related to disability on October 31, 2011, and includes exercisable stock options on that date.

(4)
Amounts include present value of SERP and/or SAB balances for those NEOs who participate in the SERP and/or SAB.

A participating NEO who is disabled is entitled to receive SERP payments (with payments beginning at the date the NEO becomes 65), a lump sum SAB payment and the aggregate balance in the NEO's deferred compensation account. See "Pension and Deferred Compensation Benefits," above.

ABM also provides accidental death and dismemberment insurance for each of the NEOs (with coverage of $750,000 for each of Messrs. Slipsager, Lusk, Price, McClure, and Zaccagnini and Ms. McConnell) as well as $150,000 business travel accident insurance coverage.

Equity grants under the 2006 Equity Incentive Plan vest monthly pro rata (based on number of months of service over the vesting period) in the event of disability. Stock option grants prior to the 2006 Equity Incentive Plan do not provide for vesting in the event of disability.

Compensation Risk Analysis

In fiscal year 2011 the Company undertook an analysis of the design of the Company's executive and broad-based employee incentive plans with respect to enterprise risk factors, with the assistance of its outside compensation consultant, Towers Watson. The Compensation Committee and its independent compensation consultant, Exequity LLP, reviewed this analysis. In connection with this review, the Compensation Committee noted the various ways in which risk is managed or mitigated. Practices and policies mitigating risks included the balance of corporate, business unit and department and individual weightings in incentive compensation plans, the mix between long-term and short-term incentives, use of stock ownership guidelines, Company policy prohibiting hedging and the Company's recoupment or "clawback" policy. Based on this review, the Compensation Committee concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

AUDIT-RELATED MATTERS

Audit Committee Report

The Audit Committee reviews ABM's financial reporting process on behalf of the Board and selects ABM's independent registered public accounting firm. Management has the primary responsibility for the financial statements and the financial reporting process, including the system of internal control over financial reporting. The independent registered public accounting firm retained by the Audit Committee is responsible for performing an independent, integrated audit of ABM's consolidated financial statements and the effectiveness of internal control over financial reporting, and for reporting the results of their audit to the Audit Committee. The Audit Committee reviews and monitors these processes.

The Board adopted a written charter for the Audit Committee, which is reviewed annually. The Charter of the Audit Committee is available on ABM's web site under "Governance" at http://investor.abm.com/governance.cfm. Within the framework of its Charter, the Audit Committee has met and held discussions with management and the independent registered public accounting firm regarding the fair presentation of ABM's results in its fiscal year 2011 consolidated financial statements. The Committee has reviewed and discussed the audited consolidated financial statements with management and the independent registered public accounting firm. The management of ABM has affirmed to the Audit Committee that ABM's fiscal year 2011 audited consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also discussed with ABM's internal auditor and independent registered public accounting firm, the overall scope and plans for their respective audits, their evaluation of ABM's internal control over financial reporting and the overall quality of ABM's financial reporting processes.

The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with the auditors their independence. The Audit Committee has reviewed the services provided by ABM's independent registered public accounting firm and has considered whether the provision of these services is compatible with maintaining the independence of the independent registered public accounting firm. The Committee has concluded that the independent registered public accounting firm is independent from ABM and its management.

Based on these reviews and discussions, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in ABM's Annual Report on Form 10-K for the fiscal year ended October 31, 2011.

Audit Committee

Anthony G. Fernandes, Chair
Dan T. Bane
J. Philip Ferguson
Luke S. Helms
William W. Steele

 Principal Accounting Firm Fees and Services

The following table presents fees for professional services rendered by KPMG LLP for the integrated audit of ABM's consolidated financial statements and internal control over financial reporting during the fiscal years ended October 31, 2011 and 2010, and fees for other services rendered by KPMG LLP during those periods.

	2011	2010
Audit fees(1)	$4,976,000	$5,145,500
Audit-related fees(2)	145,500	162,415
Tax fees(3)	407,819	0
All other fees(4)	287,600	80,000

Total	$5,816,919	$5,387,915

(1)
Audit fees consisted of audit work performed for the independent integrated audit of ABM's consolidated financial statements and internal control over financial reporting, and the reviews of the financial statements contained in ABM's quarterly reports on Form 10-Q.

(2)
Audit-related fees consisted principally of statutory audits, audits of employee benefit plans and services in connection with certain filings with the Securities and Exchange Commission.

(3)
Tax fees consisted of compliance and consulting fees.

(4)
All other fees consisted primarily of risk insurance retention and internal control documentation assistance services.

Policy on Pre-approval of Independent Registered Public Accounting Firm Services

The Audit Committee's policy requires that the Audit Committee pre-approve audit and non-audit services performed by the independent registered public accounting firm. The Audit Committee may delegate its pre-approval authority to the Chairman of the Audit Committee or any other member of the Audit Committee. All of the services for which fees were disclosed in the table above were pre-approved under the Audit Committee's pre-approval policy.

PROPOSAL 2 — RATIFICATION OF
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2

The Audit Committee has selected KPMG LLP, a registered public accounting firm and ABM's independent registered public accounting firm for fiscal year 2011, as ABM's independent registered public accounting firm for the fiscal year ending October 31, 2012.

The Board is asking shareholders to ratify the selection of KPMG LLP as ABM's independent registered public accounting firm for fiscal year 2012. Although current law, rules and regulations as well as the Charter of the Audit Committee require that ABM's independent registered public accounting firm be selected and supervised by the Audit Committee, the Board considers the selection of the independent registered public accounting firm to be an important matter of shareholder concern and is submitting the selection of KPMG LLP for ratification by shareholders as a matter of good corporate practice. In the event that this selection of the independent registered public accounting firm is not ratified by shareholders, the Audit Committee will review its future selection of an independent registered public accounting firm. Representatives of KPMG LLP will be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

 PROPOSAL 3 — ADVISORY VOTE ON
EXECUTIVE COMPENSATION

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 3

The Company asks that you indicate your support for our executive compensation policies and practices as described in the Company's Compensation Discussion and Analysis, accompanying tables and related narrative contained in this Proxy Statement. Your vote is advisory and so will not be binding on the Board. However, the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation. The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote on the proposal will be required for approval.

One of the key principles underlying our Compensation Committee's compensation philosophy is pay for performance. We will continue to emphasize compensation arrangements that align the financial interests of our executives with the interests of long-term shareholders. Please refer to the section of this proxy statement entitled "Executive Compensation" for a detailed discussion of our executive compensation practices and philosophy.

The Board of Directors recommends a vote FOR the following resolution:

        RESOLVED — that the shareholders approve, on an advisory basis, the compensation of the Company's executives named in the Summary Compensation Table, as disclosed in the Company's 2012 Proxy Statement pursuant to the executive compensation disclosure rules of the Securities and Exchange Commission, which disclosure includes the Compensation Discussion and Analysis, the compensation tables and other executive compensation disclosures.

PROPOSAL 4 — APPROVE AMENDMENTS TO THE 2006 EQUITY INCENTIVE PLAN

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 4

The Board of Directors approved the Company's 2006 Equity Incentive Plan on January 10, 2006, and established the number of shares to be reserved for issuance under this plan on March 24, 2006. On May 2, 2006, the Company's shareholders approved the 2006 Equity Incentive Plan. At the time it was approved by shareholders, the number of shares available for grant under the 2006 Equity Incentive Plan included the 2,500,000 shares approved in connection with the establishment of the 2006 Equity Incentive Plan and an additional 2,629,265 shares which were carried over from certain prior stock option plans of the Company. On January 13, 2009, the Board approved an amendment to the 2006 Equity Incentive Plan to increase the number of shares available for issuance thereunder by 2,750,000, subject to shareholder approval. This increase was approved by shareholders on March 3, 2009. The Company has used a substantial portion of the current authorized share pool under the 2006 Equity Incentive Plan for existing awards. As a result of this, on January 10, 2012, the Board approved an amendment to the 2006 Equity Incentive Plan to increase the number of shares available for issuance thereunder by 2,400,000 shares, subject to shareholder approval. After giving effect to grants previously made under the 2006 Equity Incentive Plan, the aggregate number of shares that would be available for issuance under the 2006 Equity Incentive Plan, assuming shareholder approval of the amendment to approve an additional 2,400,000 shares for issuance thereunder, would be approximately 2,951,405 shares as of the date of this Proxy Statement. This number does not include the effect of forfeitures, if any, of outstanding awards. The Board believes that this amendment is in the best interests of the Company and its shareholders and is consistent with the compensation philosophy of the Company described in this Proxy Statement.

The purpose of the 2006 Equity Incentive Plan is to provide stock-based compensation to employees and non-employee directors to promote close alignment among the interests of employees, directors and shareholders. The 2006 Equity Incentive Plan is the Company's only plan for providing future stock-based incentive compensation to employees and non-employee directors of the Company and its affiliates, and all future grants will be subject to its terms and conditions. The 2006 Equity Incentive Plan is an "omnibus" plan that provides for a variety of equity and equity-based award vehicles. The 2006 Equity Incentive Plan allows for the grant of stock options, stock appreciation rights, restricted stock, RSU awards, performance shares, and other share-based awards. Certain of the awards under the 2006 Equity Incentive Plan are intended to qualify as "performance-based" compensation under Section 162(m) of the Internal Revenue Code. The 2006 Equity Incentive Plan provides that, subject to capitalization adjustments, the following maximum limits shall apply to the amount awarded to any participant during any calendar year: (1) options and stock appreciation rights cannot relate to more than 1,000,000 shares, and (2) performance shares, restricted stock, RSUs and other share-based awards cannot relate to more than 1,000,000 shares.

The Board is asking shareholders to approve an amendment to the 2006 Equity Incentive Plan to increase the number of shares available for grant thereunder by 2,400,000 shares. This amount of 2,400,000 shares represents approximately 4.49% of the Company's outstanding shares on the Record Date. The Board believes that the increased number of shares available for issuance under this plan represents a reasonable amount of potential additional equity dilution and allows the Company to continue awarding equity incentives, which are a critical component of our compensation program as discussed under "Compensation Discussion and Analysis." The Board expects that it will seek shareholder approval periodically in the future for additional shares to continue the program.

The Board is also asking shareholders to approve an amendment to the 2006 Equity Incentive Plan which would (i) amend Section 6 of the 2006 Equity Incentive Plan to provide that for any one share granted pursuant to a full value award, one fewer share will be available for issuance in connection with future awards, and (ii) amend Section 5(b) of the 2006 Equity Incentive Plan to be consistent with the forgoing amendment.

With approval of the amendments to the 2006 Equity Incentive Plan, the Company intends to:

•
Motivate and reward long-term strategic management that results in profitable growth and sustained shareholder value creation.

•
Align employee and director interests with those of shareholders.

•
Reinforce a strong management team commitment to ABM's long-term success.

•
Provide meaningful long-term incentive award opportunity as part of a competitive total compensation program that enables ABM to attract and retain its key employees.

•
Encourage stock ownership among executives and other key employees.

•
Manage costs effectively through program design and administration guidelines in terms of accounting, tax, cash flow and shareholder dilution.

•
Structure grants to be responsive to changes in the Company's business environment and compensation objectives.

2006 Plan Summary

The summary description of the 2006 Equity Incentive Plan, as amended, below is qualified in its entirety by reference to the provisions of the 2006 Equity Incentive Plan itself, which is attached as Appendix B to this Proxy Statement.

Overview

Eligible participants:	Employees and directors of the Company and its affiliates, including all of ABM's executive officers and non-employee directors
Types of awards:	Incentive stock options Nonstatutory stock options Stock appreciation rights Other share-based awards	Restricted stock awards RSUs Performance shares
Share reserve:
Subject to capitalization adjustments, 10,279,265 shares of common stock are reserved under the 2006 Equity Incentive Plan. This amount includes the 5,129,265 shares originally reserved under the 2006 Equity Incentive Plan approved by shareholders in May 2006, and the 2,750,000 approved by shareholders in March 2009, of which only approximately 551,405 shares remained available prior to the proposed amendments to the 2006 Equity Incentive Plan, and the 2,400,000 additional shares the Company is requesting shareholders to approve. If any outstanding option or stock appreciation right expires or is terminated or any restricted stock or other share-based award is forfeited, then the shares allocable to the unexercised or forfeited portion of the stock award may again be available for issuance under the 2006 Equity Incentive Plan.
Administration:
The Governance Committee will administer the 2006 Equity Incentive Plan with respect to non-employee directors. However, all awards to members of the Governance Committee must be approved by the Board. The Compensation Committee will administer the 2006 Equity Incentive Plan with respect to employees; provided, however, that the Board may delegate administration of the 2006 Equity Incentive Plan to an officer of the Company with respect to equity awards made under the 2006 Equity Incentive Plan to employees other than executive officers (who are subject to Section 16 of the Securities Exchange Act of 1934). The Board, the Compensation Committee, or a committee of the Board consisting of Board members who qualify as an "outside director" for purposes of Section 162(m) of the Internal Revenue Code and as a "non-employee director" for purposes of Rule 16b-3 under the Exchange Act, or an officer to whom authority to administer the Plan has been delegated, determines who will receive stock awards and the terms and conditions of such awards. Subject to the conditions and limitations of the 2006 Equity Incentive Plan, the administrator may modify, extend or renew outstanding stock awards, but an option or stock appreciation right may not be modified, extended or renewed beyond its ten-year maximum term.
Limitations:
For any one share of common stock issued in connection with a restricted stock award, RSU award, performance share or other share-based award, one share will be deducted from the shares available for future grants.

Shares of common stock not issued or delivered as a result of the net exercise of a stock appreciation right or option, shares used to pay the withholding taxes related to a stock award, or shares repurchased on the open market with proceeds from the exercise of options will not be returned to the reserve of shares available for issuance under the 2006 Equity Incentive Plan.

Subject to capitalization adjustments, a participant may receive more than one award, subject to the following maximum limits that shall apply to the amount awarded to any participant during any calendar year: options and stock appreciation rights that relate to no more than 1,000,000 shares and performance shares, restricted stock, RSUs and other share-based awards that relate to no more than 1,000,000 shares.
Term of the plan:
The Board adopted the 2006 Equity Incentive Plan, as amended, on January 10, 2012. The 2006 Equity Incentive Plan, as amended, is subject to approval by the Company's shareholders at this Annual Meeting. The 2006 Equity Incentive Plan will terminate on January 10, 2022. Awards granted under the 2006 Equity Incentive Plan prior to January 10, 2022 will continue to be subject to the terms of the 2006 Equity Incentive Plan.
Capitalization adjustments:
The share reserve, the limitations described above, and the purchase price and number of shares subject to outstanding stock awards may be adjusted (as applicable) in the event of a stock split, reverse stock split, stock dividend, merger, consolidation, reorganization, recapitalization, or similar transaction.
Repricing and option exchange programs:	Not permitted without shareholder approval.
Reload options:	Reload options, which are defined as options automatically granted upon exercise of prior options, are not permitted.

Options and Stock Appreciation Rights

Term:	For options, not more than ten years from the date of grant, with the usual term expected to be not more than seven years from the date of grant. For stock appreciation rights, not more than seven years from the date of grant.
Exercise price:	Not less than 100% of the fair market value of the underlying stock on the date of grant.

Restricted Stock Awards; RSU Awards; Performance Shares; and Other Share-Based Awards

Performance objectives:	The administrator may condition the grant or vesting of stock awards upon the attainment of one or more of the performance objectives listed below, or upon such other factors as the administrator may determine.

• Total shareholder return • Earnings per share • Stock price • Return on equity • Net earnings • Income from continuing operations • Related return ratios • Cash flow • Net earnings growth

•

Earnings before interest,
taxes, depreciation and
amortization (EBITDA)

•

Gross or operating margins

•

Productivity ratios

•

Expense targets

•

Operating efficiency

•

Market share

•

Customer satisfaction

• Working capital targets (e.g., days sales outstanding) • Return on assets • Increase in revenues • Decrease in expenses • Increase in funds from operations (FFO) • Increase in FFO per share

To the extent that stock awards (other than stock options and stock appreciation rights) are intended to qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code, the performance objectives will be one or more of the objectives listed above.
Adjustment of performance goals:
The administrator may adjust performance goals to prevent dilution or enlargement of awards as a result of extraordinary events or circumstances or to exclude the effects of extraordinary, unusual or nonrecurring items, including mergers, acquisitions or other reorganizations, provided that such adjustments are done in accordance with Section 162(m) of the Internal Revenue Code.
Non-employee director awards:	Each director who is not an employee of the Company may be granted awards under the 2006 Equity Incentive Plan as approved by the Board.
Dividends and dividend equivalents:
Dividends will be paid on restricted stock awards, but will either be subject to the same vesting as the award or issued as unvested dividend equivalents. Dividend equivalents may be credited in respect of shares of common stock equivalents underlying RSU awards as determined by the administrator, subject to the same vesting restrictions as the RSUs. Dividend equivalents will be issued on performance awards only to the extent earned.
Deferral of award payment:
The administrator may establish one or more programs to permit selected participants to elect to defer receipt of consideration upon vesting of an RSU, the satisfaction of performance objectives, or other events which would entitle the participant to payment, receipt of common stock or other consideration.

All Stock Awards

Vesting:	Determined by the administrator at time of grant. The administrator may accelerate vesting at any time. Except for a maximum of five percent of the shares available for grant, vesting of restricted stock based on service with the Company cannot be more rapid than annual pro-rata vesting over a three-year period.
Termination of service:
The unvested portion of a stock award may be forfeited immediately upon a participant's termination of service with the Company, as provided in an award agreement. A limited post-termination exercise period will be imposed on the vested portion of options, with the exception of terminations for cause, and may be imposed on stock appreciation rights.
Change-in-control:
The vesting or exercisability of stock awards may accelerate upon a change-in-control of the Company as may be provided in the award agreement by the administrator on a grant-by-grant basis or as may be provided in any other written agreement between the Company and the participant; provided, however, that in the absence of such a provision, no acceleration will occur.
Settlement:	Options may be settled only in stock. Other awards may be settled in stock or at the discretion of the administrator in cash, or in a combination of stock and cash.
Transferability:	Stock options and stock appreciation rights are transferable for estate planning purposes; other awards are not transferable.

New Plan Benefits

Any awards under the Plan will be at the discretion of the administrator. Therefore, it is not possible at present to determine the amount or form of any award that will be available for future grant to any individual during the term of the Plan, except that, in light of requirements under Section 162(m) of the Internal Revenue Code, the CEO Committee, which approves equity grants to the CEO, and the Compensation Committee, which approves grants to the other NEOs, approved the dollar value of awards of performance shares anticipated to be made to executives who are considered "covered employees" under Section 162(m) of the Internal Revenue Code. Our company's "covered employees" consist of the individuals set forth in the table below. Under relevant guidance from the Internal Revenue Service, a company's chief financial officer is not considered a "covered employee." The number of performance shares underlying the values shown on the table will be based on the closing price of Company stock on the effective date of the award. The awards will be effective upon shareholder approval of the amendments to the Plan, or, if later, the date that is the third business day following the Company's release of earnings for its fiscal quarter ending January 31, 2012. These awards would be part of the Company's regular practice of granting performance shares annually.

NEW PLAN BENEFITS 2006 Equity Incentive Plan, as Amended and Restated

Name and Position	Dollar Value
Henrik Slipsager, President and Chief Executive Officer	$1,000,000
James McClure, Executive Vice President	$354,750
Tracy Price, Executive Vice President	$354,750
Sarah McConnell, Senior Vice President	$135,000

Federal Income Tax Consequences

The following is a summary of the effect of U.S. federal income taxation on the 2006 Equity Incentive Plan participants and the Company. This summary does not discuss the income tax laws of any other jurisdiction in which the recipient of the award may reside. ("Code" is the Internal Revenue Code of 1986, as amended.)

Incentive Stock Options (ISOs). Participants pay no income tax at the time of grant or exercise of an ISO. The participant will recognize long-term capital gain or loss on the sale of the shares acquired on the exercise of the ISO if the sale occurs at least two years after the grant date and more than one year after the exercise date. If the sale occurs earlier than the expiration of these holding periods, then the participant will recognize ordinary income equal to the lesser of the difference between the exercise price of the option and the fair market value of the shares on the exercise date or the difference between the sales price and the exercise price. Any additional gain on the sale will be capital gain. The Company can deduct the amount that the participant recognizes as ordinary income.

Nonstatutory Stock Options and Stock Appreciation Rights. There is no tax consequence to the participant at the time of grant of a nonstatutory stock option or stock appreciation right. Upon exercise, the excess, if any, of the fair market value of the shares over the exercise price will be treated as ordinary income. Any gain or loss realized on the sale of the shares will be treated as a capital gain or loss. The Company may deduct the amount, if any, that the participant recognizes as ordinary income.

Restricted Stock. No taxes are due on the grant of restricted stock. The fair market value of the shares subject to the award is taxable as ordinary income when no longer subject to a "substantial risk of forfeiture" (i.e., becomes vested or transferable). Unless an election pursuant to Code Section 83(b) is made (subjecting the value of the shares on the award date to current income tax), income tax is paid by the participant on the value of the shares at ordinary rates when the restrictions lapse and the Company will be entitled to a corresponding deduction. Any gain or loss realized on the sale of the shares will be treated as a capital gain or loss.

RSUs and Performance Shares. No taxes are due upon the grant of the award. The fair market value of the shares subject to the award is taxable to the participant as ordinary income when the stock is distributed to the participant, subject to the limitations of Code Section 409A. The Company can deduct the amount, if any, that the participant recognizes as ordinary income.

Section 162(m). Section 162(m) of the Internal Revenue Code denies a deduction for annual compensation in excess of $1 million paid to "covered employees." "Performance-based compensation" is disregarded for this purpose. Stock option and stock appreciation rights granted under the 2006 Equity Incentive Plan are intended to qualify as "performance-based compensation." Other awards are intended to be "performance-based compensation" if their grant or vesting is subject to performance objectives that satisfy Section 162(m).

Deferred Compensation. RSU awards and performance shares, the receipt of which may be deferred beyond the vesting dates, are subject to Section 409A of the Internal Revenue Code limitations. If Section 409A is violated, deferred amounts will be subject to income tax immediately and to penalties equal to (i) 20% of the amount deferred and (ii) interest at a specified rate on the underpayment of tax that would have occurred if the amount had been taxed in the year it was first deferred.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of October 31, 2011, with respect to the plans under which the Company's common stock is authorized for issuance. The plans include the 2006 Equity Incentive Plan, the 2004 Employee Stock Purchase Plan, the Time-Vested Incentive Stock Option Plan (the "Time-Vested Plan"), the 1996 Price-Vested Performance Stock Option Plan (the "1996 Plan"), the 2002 Price-Vested Performance Stock Option Plan (the "2002 Plan") and the Executive Stock Option Plan (also known as the Age-Vested Career Stock Option Plan) (the "Age-Vested Option Plan"). No shares are available for future grant under the Time-Vested Plan, the 1996 Plan, the 2002 Plan and the Age-Vested Stock Option Plan.

Equity Compensation Plan Information

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	5,025,753	(1)	$19.07	(2)	1,468,027	(3)
Equity compensation plans not approved by shareholders	0		n/a		0
TOTAL	5,025,753		$19.07		1,468,027
(1)
Includes 1,107,093 and 592,538 shares that may be issued to settle outstanding restricted stock units and performance shares, respectively.

(2)
The weighted-average exercise price in column (b) does not take into account the awards referenced in note (1) above.

(3)
Includes 937,379 shares available for issuance under the Employee Stock Purchase Plan.

SECURITY OWNERSHIP OF MANAGEMENT
AND CERTAIN BENEFICIAL OWNERS

The following table sets forth the number of shares and percentage of outstanding shares of ABM common stock beneficially owned as of December 31, 2011, by (1) the persons or entities known to ABM to be beneficial owners of more than 5% of the shares of ABM common stock outstanding as of December 31, 2011, (2) each named executive officer, (3) each director and nominee, and (4) all directors and executive officers as a group. Except as noted, each person has sole voting and investment power over the shares shown in the table.

Name and Address(1)	Amount and Nature of Beneficial Ownership	Percent of Class(2)
Bank of America Corporation(3)	7,135,479	13.36%
Bank of America, N.A. Banc of America Investment Advisors, Inc. Merrill Lynch, Pierce, Fenner & Smith, Inc. 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255
Blackrock, Inc.(4)	3,801,066	7.12%
40 East 52nd Street New York, NY 10022
Franklin Resources, Inc.(5)	4,738,367	8.87%
Charles B. Johnson Rupert H. Johnson, Jr. One Franklin Parkway San Mateo, CA 94403-1906 Franklin Advisory Services, LLC One Parker Plaza, Ninth Floor Fort Lee, NJ 07024-2938
Lord Michael A. Ashcroft(6)	3,401,258	6.36%
4 Marine Parade Belize City, Belize
The Theodore Rosenberg Trust(7)	4,819,075	9.02%
295 89th Street, Suite 200 Daly City, CA 94015
Wells Fargo & Company(8)	2,853,102	5.31%
Wells Capital Management Incorporated Wells Fargo Funds Management, LLC Wells Fargo Bank, N.A. Wells Fargo Advisors, LLC 420 Montgomery Street San Francisco, CA 94104

Dan T. Bane	13,959		*
Linda Chavez	52,802	(9)	*
J. Philip Ferguson	9,975		*
Anthony G. Fernandes	18,557		*
Luke S. Helms	128,688	(10)	*
Maryellen C. Herringer	152,350	(11)	*
Henry L. Kotkins, Jr.	44,320	(12)	*
James S. Lusk	111,561	(13)	*
James P. McClure	294,688	(14)	*
Sarah H. McConnell	51,449	(15)	*
Tracy K. Price	30,889		*
Henrik C. Slipsager	806,134	(16)	1.51%
William W. Steele	175,037	(17)	*
Steven Zaccagnini	279,497	(18)	*
Executive officers and directors as a group (17 persons)	2,329,691	(19)	4.36%

* Less than 1%.

(1)
Unless otherwise indicated, the address of each of the beneficial owners listed below is ABM Industries Incorporated, 551 Fifth Avenue, Suite 300, New York, New York 10176.

(2)
Based on a total of 53,399,325 shares of ABM common stock outstanding as of December 31, 2011.

(3)
Share ownership is as of December 31, 2010. Based on a Schedule 13G filed by each of the listed persons with the Securities and Exchange Commission on February 14, 2011. Bank of America indicated in the filing that Bank of America, N.A. had sole voting power for 933,646 shares, shared voting power for 6,041,237 shares, sole dispositive power for 1,023,499 shares and shared dispositive power for 6,082,852 shares.

(4)
Share ownership is as of December 31, 2010. Based on a Schedule 13G filed by Blackrock, Inc. ("Blackrock") with the Securities and Exchange Commission on February 3, 2011. Blackrock indicated in the filing sole voting power and sole dispositive power for all shares.

(5)
Share ownership is as of December 31, 2010. Based on a Schedule 13G filed by each of the listed persons with the Securities and Exchange Commission on February 2, 2011. Franklin Resources indicated in the filing that Franklin Advisory Services LLC had sole voting power for 4,645,367 shares and sole dispositive power for 4,738,367 shares.

(6)
Share ownership is as of October 13, 2008. Based on a Schedule 13D filed by Lord Michael A. Ashcroft ("Ashcroft") with the Securities and Exchange Commission on October 23, 2008. Ashcroft indicated in the filing sole voting power and sole dispositive power for all the shares.

(7)
Share ownership is as of April 1, 2011. Based on the Amendment No. 11 to Schedule 13D filed by The Theodore Rosenberg Trust (the "Trust") with the Securities and Exchange Commission on April 13, 2011. The Trust indicated in the filing sole voting and dispositive power for all of the shares.

(8)
Share ownership is as of December 31, 2011. Based on a Schedule 13G filed by each of the listed persons with the Securities and Exchange Commission on January 26, 2012. Wells Fargo indicated in the filing that Wells Fargo & Company had sole voting power for 2,805,559 shares and sole dispositive power for 2,748,228 shares.

(9)
Includes 41,000 shares subject to outstanding options that were exercisable on or within 60 days after December 31, 2011.

(10)
Includes 52,000 shares subject to outstanding options that were exercisable on or within 60 days after December 31, 2011.

(11)
Includes 52,000 shares subject to outstanding options that were exercisable on or within 60 days after December 31, 2011.

(12)
Includes 20,000 shares subject to outstanding options that were exercisable on or within 60 days after December 31, 2011.

(13)
Includes 56,393 shares subject to outstanding options that were exercisable on or within 60 days after December 31, 2011.

(14)
Includes 199,873 shares subject to outstanding options that were exercisable on or within 60 days after December 31, 2011.

(15)
Includes 22,460 shares subject to outstanding options that were exercisable on or within 60 days after December 31, 2011.

(16)
Includes 573,461 shares subject to outstanding options that were exercisable on or within 60 days after December 31, 2011.

(17)
Includes 16,116 shares of ABM common shares held in a trust for his son, and 20,000 shares subject to outstanding options that were exercisable on or within 60 days after December 31, 2011. Mr. Steele disclaims beneficial ownership of the shares held by the trust.

(18)
Includes 228,504 shares subject to outstanding options that were exercisable on or within 60 days after December 31, 2011.

(19)
Includes those persons who were executive officers and directors on December 31, 2011 and includes 1,387,913 shares subject to outstanding options held by those executive officers and directors that were exercisable on or within 60 days after December 31, 2011.

OTHER MATTERS

As of the date of this Proxy Statement, there are no other matters which the Board intends to present or has reason to believe others will present at the 2012 Annual Meeting. If other matters properly come before the Annual Meeting, the accompanying proxy grants the proxy holders discretionary authority to vote on any matter raised at the Annual Meeting, except to the extent such discretion may be limited under Rule 14a-4(c) under the Exchange Act.

2013 ANNUAL MEETING OF
SHAREHOLDERS

Shareholder proposals intended for inclusion in the 2013 proxy statement pursuant to Rule 14a-8 under the Exchange Act must be directed to the Corporate Secretary, ABM Industries Incorporated, 551 Fifth Avenue, Suite 300, New York, New York 10176, and must be received by October 9, 2012. ABM's bylaws require that proposals of shareholders made outside of Rule 14a-8 under the Exchange Act must be submitted, in accordance with requirements of the bylaws, not later than December 6, 2012 and not earlier than November 6, 2012.

APPENDIX A

Reconciliation of Non-GAAP Measures to GAAP Measures

Years ended October 31, (in thousands)	2011	2010	2009	2008	2007
Adjusted EBITDA	$184,023	$155,892	$145,482	$133,456	$91,514
Items impacting comparability	(9,636)	(10,865)	(22,066)	(5,872)	2,879
Discontinued operations	(194)	251	(1,197)	(7,297)	1,793
Income tax	(36,980)	(40,203)	(29,170)	(31,585)	(26,088)
Interest expense	(15,805)	(4,639)	(5,881)	(15,193)	(453)
Depreciation and amortization	(52,904)	(36,315)	(32,875)	(28,075)	(17,205)

Net income	$68,504	$64,121	$54,293	$45,434	$52,440

A-1

APPENDIX B

2006 EQUITY INCENTIVE PLAN
As amended and restated January 10, 2012

1.     PURPOSE.

         This 2006 Equity Incentive Plan, as amended, is intended to provide incentive to Employees and Directors of ABM Industries Incorporated (the "Company") and its eligible Affiliates, to encourage proprietary interest in the Company and to encourage Employees and Directors to remain in the service of the Company or its Affiliates.

2.     DEFINITIONS.

        (a)       "Administrator" means the Board or the committee of the Board appointed to administer the Plan, or a delegate of the Board as provided in Section 4(c).

        (b)       "Affiliate" means any entity, whether a corporation, partnership, joint venture or other organization that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the Company.

        (c)       "After-Tax Amount" means any amount to be received by a Participant in connection with a Change in Control determined on an after-tax basis taking into account the excise tax imposed pursuant to Code Section 4999, or any successor provision thereto, any tax imposed by any comparable provision of state law, and any applicable federal, state and local income and employment taxes.

        (d)       "Award" means any award of an Option, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares or an Other Share-Based Award under the Plan.

        (e)       "Award Agreement" means the agreement between the Company and the recipient of an Award which contains the terms and conditions pertaining to the Award.

        (f)        "Beneficiary" means a person designated as such by a Participant or a Beneficiary for purposes of the Plan or determined with reference to Section 21.

        (g)       "Board" means the Board of Directors of the Company.

        (h)       "Cause" means (i) serious misconduct, dishonesty, disloyalty or insubordination; (ii) the Participant's conviction (or entry of a plea bargain admitting criminal guilt) of any felony or misdemeanor involving moral turpitude; (iii) drug or alcohol abuse that has a material or potentially material effect on the Company's reputation and/or the performance of the Participant's duties and responsibilities under the Participant's employment agreement; (iv) failure to substantially perform the Participant's duties or responsibilities under the Participant's employment agreement for reasons other than death or disability; (v) repeated inattention to duty for reasons other than death or disability; or (vi) any other material breach of the Participant's employment agreement by the Participant.

        (i)        "Change in Control" means, unless otherwise set forth in an award agreement, that any of the following events occurs:

          (i)        any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") (A) is or becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 35% of the combined voting power of the then-outstanding Voting Stock of the Company or succeeds in having nominees as directors elected in an "election contest" within the meaning of Rule 14a-12(c) under the Exchange Act and (B) within 18 months thereafter, individuals who were members of the Board of Directors of the Company immediately prior to either such event cease to constitute a majority of the members of the Board of Directors of the Company;

          (ii)       a majority of the Board ceases to be comprised of Incumbent Directors; or

          (iii)      the consummation of a reorganization, merger, consolidation, plan of liquidation or dissolution, recapitalization or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of the stock or assets of another Company, or other transaction (each, a "Business Transaction"), unless, in any such case, (A) no Person (other than the Company, any entity resulting from such Business Transaction or any employee benefit plan (or related trust) sponsored or maintained by the Company, any Subsidiary or such entity resulting from such Business Transaction) beneficially owns, directly or indirectly, 35% or more of the combined voting power of the then outstanding shares of Voting Stock of the entity resulting from such Business Transaction and (B) at least one-half of the members of the Board of Directors of the entity resulting from such Business Transaction were Incumbent Directors at the time of the execution of the initial agreement providing for such Business Transaction.

        (j)        "Code" means the Internal Revenue Code of 1986, as amended.

        (k)       "Committee" means the Compensation Committee of the Board.

        (l)        "Common Stock" means the $.01 par value common stock of the Company.

        (m)      "Company" means ABM Industries Incorporated, a Delaware company.

        (n)       "Covered Employee" shall have the meaning assigned in Code Section 162(m), as amended, which generally includes the chief executive officer or any Employee whose total compensation for the taxable year is required to be reported to shareholders under the Exchange Act by reason of such Employee being among the four highest compensated officers for the taxable year (other than the chief executive officer).

        (o)       "Director" means a director of the Company.

        (p)       "Disability" or "Disabled" means, unless otherwise set forth in an award agreement, that the Participant is unable to engage in any substantial gainful activity by reason or any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

        (q)       "Employee" means an individual employed by the Company or an Affiliate (within the meaning of Code Section 3401 and the regulations thereunder).

        (r)       "Employer" means the Company or an Affiliate, which is the employer of a Participant.

        (s)       "Executive Officer" means any person who is an officer of the Company for purposes of Section 16 of the Exchange Act.

        (t)        "Excess Equity Award" means the positive difference, if any, between the value of the Award granted to an Executive Officer and the Award that would have been made to such Executive Officer had the amount of the Award been calculated based on the Company's financial statements as restated.

        (u)       "Excess Parachute Payment" means a payment that creates an obligation for a Participant to pay excise taxes under Code Section 280G or any successor provision thereto.

        (v)       "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (w)      "Exercise Price" means the price per Share of Common Stock at which an Option or Stock Appreciation Right may be exercised.

        (x)       "Fair Market Value" of a Share as of a specified date, unless otherwise determined by the Committee, means the closing price at which Shares are traded on such date (or, if no trading of Shares is reported for that day, on the next following day on which trading is reported) on the principal stock market or exchange on which the Shares are traded; provided that if Shares are not so traded, the fair market value shall be determined by the Committee.

        (y)       "Family Member" means any person identified as an "immediate family" member in Rule 16(a)-1(c) of the Exchange Act, as such Rule may be amended from time to time. Notwithstanding the foregoing, the Administrator may designate any other person(s) or entity(ies) as a "family member" to the extent consistent with applicable securities laws.

        (z)       "Full Value Award" means an Award denominated in Shares that does not provide for full payment in cash or property by the Participant.

        (aa)     "Incentive Stock Option" means an Option described in Code Section 422(b).

        (bb)     "Incumbent Directors" means the individuals who, as of the date of adoption of this Plan, are Directors of the Company and any individual becoming a Director subsequent to the date hereof whose election, nomination for election by the Company's shareholders, or appointment, was approved by a vote of at least two-thirds of the then Incumbent Directors (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination); provided, however, that an individual shall not be an Incumbent Director if such individual's election or appointment to the Board occurs as a result of an actual or threatened election contest (as described in Rule 14a-12(c) of the Exchange Act) with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

        (cc)     "Independent Committee" means any committee consisting of independent Directors designated by the independent members of the Board.

        (dd)     "Nonqualified Stock Option" means an Option not described in Code Section 422(b) or 423(b).

        (ee)     "Non-Employee Director" means a Director who is not an Employee.

        (ff)      "Option" means a stock option granted pursuant to Section 7.

        (gg)     "Option Proceeds" means, with respect to any sale or other disposition of Shares issued or issuable upon the exercise of an Option, an amount determined appropriate by the independent members of the Board or the Independent Committee, in its sole judgment, to reflect the effect of a restatement of the Company's financial statements on the Company's stock price, up to an amount equal to the number of Shares sold or disposed of, multiplied by a number equal to the difference between the Fair Market Value per Share at the time of sale or disposition and the Exercise Price.

        (hh)     "Other Share-Based Award' means an Award granted pursuant to Section 12.

        (ii)       "Participant" means an Employee or Director who has received an Award.

        (jj)       "Performance Shares" means an Award denominated in Shares granted pursuant to Section 11 that may be earned in whole or in part based upon attainment of performance objectives, which shall be established by the Administrator pursuant to Section 14 with respect to Awards intended to be "performance-based" for purposes of Section 162(m) of the Code.

        (kk)     "Plan" means this 2006 Equity Incentive Plan, as amended.

        (ll)       "Prior Plans" means the Company's 2002 Price-Vested Stock Option Plan, the 1996 Price-Vested Stock Option Plan and the Time-Vested Stock Option Plan.

        (mm)  "Purchase Price" means the Exercise Price times the number of whole Shares with respect to which an Option is exercised.

        (nn)     "Restricted Stock" means Shares granted pursuant to Section 9.

        (oo)     "Restricted Stock Unit" means an Award denominated in Shares granted pursuant to Section 10 in which the Participant has the right to receive a specified number of Shares over a specified period of time.

        (pp)     "Retirement" means the voluntary termination of employment by an Employee at (i) age 60 or (ii) age 55 or older at a time when age plus years of service equals or exceeds 65.

        (qq)     "Share" means one share of Common Stock, adjusted in accordance with Section 19 (if applicable).

        (rr)      "Share Equivalent" means a bookkeeping entry representing a right to the equivalent of one Share.

        (ss)      "Stock Right" means a right to receive an amount equal to the value of a specified number of Shares which will be payable in Shares or cash as established by the Administrator.

        (tt)      "Subsidiary" means any company in an unbroken chain of companies beginning with the Company if each of the companies other than the last company in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other Companies in such chain.

3.     EFFECTIVE DATE.

         This Plan was adopted by the Board on January 10, 2006, to be effective on the date the Plan is approved by the Company's shareholders.

4.     ADMINISTRATION.

        (a)       Administration with respect to Non-Employee Directors. With respect to Awards to Non-Employee Directors, the Plan shall be administered by the Governance Committee of the Board or another independent committee of the Board.

        (b)       Administration with respect to Employees. With respect to Awards to Employees, the Plan shall be administered by the Board, the Committee or a committee of the Board consisting of Board members who qualify as an "outside director" for purposes of Code Section 162(m) and as a "non-employee director" for purposes of Rule 16b-3 promulgated under the Exchange Act.

          (i)        If any member of the Committee does not qualify as an "outside director" for purposes of Code Section 162(m), Awards under the Plan for the Covered Employees shall be administered by a subcommittee consisting of each Committee member who qualifies as an "outside director." If fewer than two Committee members qualify as "outside directors," the Board shall appoint one or more other Board members to such subcommittee who do qualify as "outside directors," so that the subcommittee will at all times consist of two or more members all of whom qualify as "outside directors" for purposes of Code Section 162(m).

          (ii)       If any member of the Committee does not qualify as a "non-employee director" for purposes of Rule 16b-3 promulgated under the Exchange Act, then Awards under the Plan for the executive officers of the Company and Directors shall be administered by a subcommittee consisting of each Committee member who qualifies as a "non-employee director." If fewer than two Committee members qualify as "non-employee directors," then the Board shall appoint one or more other Board members to such subcommittee who do qualify as "non-employee directors," so that the subcommittee will at all times consist of two or more members all of whom qualify as "non-employee directors" for purposes of Rule 16b-3 promulgated under the Exchange Act.

        (c)       Delegation of Authority to an Officer of the Company or Other Board Committee. The Board may delegate to (i) an officer or officers of the Company and/or (ii) a committee of the Board which may consist of Directors who are also Employees the authority to administer the Plan with respect to Awards made to Employees who are not subject to Section 16 of the Exchange Act.

        (d)       Powers of the Administrator. The Administrator shall from time to time at its discretion make determinations with respect to Employees and Directors who shall be granted Awards, the number of Shares or Share Equivalents to be subject to each Award, the vesting of Awards, the designation of Options as Incentive Stock Options or Nonqualified Stock Options and other conditions of Awards.

The interpretation and construction by the Administrator of any provisions of the Plan or of any Award shall be final. No member of the Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any Award.

5.     ELIGIBILITY.

         Subject to the terms and conditions set forth below, Awards may be granted to Employees or Directors. Notwithstanding the foregoing, only employees of the Company and its Subsidiaries may be granted Incentive Stock Options.

        (a)       Ten Percent Shareholders. An Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries is not eligible to receive an Incentive Stock Option pursuant to this Plan. For purposes of this Section 5(a) the stock ownership of an Employee shall be determined pursuant to Code Section 424(d).

        (b)       Number of Awards. A Participant may receive more than one Award, including Awards of the same type, but only on the terms and subject to the restrictions set forth in the Plan. Subject to adjustment as provided in Section 19, the following maximum limits shall apply to the amount that may be awarded to any Participant during any calendar year: (i) Options and Stock Appreciation Rights that relate to no more than 1,000,000 Shares; and (ii) Performance Shares, Restricted Stock, Restricted Stock Units and Other Share-Based Awards that relate to no more than 1,000,000 Shares.

6.     STOCK.

         The stock subject to Awards granted under the Plan shall be Shares of the Company's authorized but unissued or reacquired Common Stock. The aggregate number of Shares subject to Awards issued under this Plan (including Shares previously authorized by the Company's shareholders) shall not exceed 10,279,265 Shares. Notwithstanding the foregoing, for any one Share issued in connection with a Full Value Award, one fewer Share will be available for issuance in connection with future Awards. If any outstanding Option or Stock Appreciation Right under the Plan or any outstanding stock option grant under the Prior Plans for any reason expires or is terminated or any Restricted Stock or Other Share-Based Award is forfeited and under the terms of the expired or terminated Award the Participant received no benefits of ownership during the period the Award was outstanding, then the Shares allocable to the unexercised portion of such Option or the forfeited Restricted Stock or Other Share-Based Award may again be subjected to Awards under the Plan. The following Shares may not again be made available for issuance under the Plan: Shares not issued or delivered as a result of the net exercise of a Stock Appreciation Right or Option and Shares used to pay the withholding taxes related to an Award.

        The limitations established by this Section 6 shall be subject to adjustment as provided in Section 19.

7.     TERMS AND CONDITIONS OF OPTIONS.

         Options granted to Employees and Directors pursuant to the Plan shall be evidenced by written Option Agreements in such form as the Administrator shall determine, subject to the following terms and conditions:

        (a)       Number of Shares. Each Option shall state the number of Shares to which it pertains, which shall be subject to adjustment in accordance with Section 19.

        (b)       Exercise Price. Each Option shall state the Exercise Price, determined by the Administrator, which shall not be less than the Fair Market Value of a Share on the date of grant, except as provided in Section 19.

        (c)       Medium and Time of Payment. The Purchase Price shall be payable in full in United States dollars upon the exercise of the Option; provided that with the consent of the Administrator and in accordance with its rules and regulations, the Purchase Price may be paid by the surrender of Shares in good form for transfer, owned by the person exercising the Option and having a Fair Market Value on the date of exercise equal to the Purchase Price, or in any combination of cash and Shares, or in such acceptable form of payment as approved by the Administrator, so long as the total of the cash and the Fair Market Value of the Shares surrendered equals the Purchase Price. No Shares shall be issued until full payment has been made.

        (d)       Term and Exercise of Options; Nontransferability of Options. Each Option shall state the date after which it shall cease to be exercisable. No Option shall be exercisable after the expiration of ten years from the date it is granted or such lesser period established by the Administrator; provided that unless otherwise specified by the Administrator, the Company's practice shall be that no Option shall be exercisable after the expiration of seven years from the date it is granted. An Option shall, during a Participant's lifetime, be exercisable only by the Participant. No Option or any right granted thereunder shall be transferable by the Participant by operation of law or otherwise, other than by will or the laws of descent and distribution. Notwithstanding the foregoing, (i) a Participant may designate a Beneficiary to succeed, after the Participant's death, to all of the Participant's Options outstanding on the date of death; (ii) a Nonstatutory Stock Option or any right granted thereunder may be transferable pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act; and (iii) any Participant may voluntarily transfer any Nonstatutory Stock Option to a Family

Member as a gift or through a transfer to an entity domiciled in the United States in which more than 50% of the voting or beneficial interests are owned by Family Members (or the Participant) in exchange for an interest in that entity. In the event of any attempt by a Participant to alienate, assign, pledge, hypothecate, or otherwise dispose of an Option or of any right thereunder, except as provided herein, or in the event of the levy of any attachment, execution, or similar process upon the rights or interest hereby conferred, the Company at its election may terminate the affected Option by notice to the Participant and the Option shall thereupon become null and void.

        (e)       Termination of Employment. In the event that a Participant who is an Employee ceases to be employed by the Company or any of its Affiliates for any reason, such Participant (or in the case of death, such Participant's designated Beneficiary) shall have the right (subject to the limitation that no Option may be exercised after its stated expiration date) to exercise the Option either:

          (i)        within four months after such termination of employment; or

          (ii)       in the case of Retirement or death within one year after the date thereof; or

          (iii)      in the case of Disability, within one year from the date the Committee or its delegate determines that the Participant is Disabled, or

          (iv)      on such other terms established by the Committee in the Agreement or otherwise prior to termination to the extent that, at the date of termination of employment, the Option had vested pursuant to the terms of the Option Agreement with respect to which such Option was granted and had not previously been exercised. However, in addition to the rights and obligations established in Section 16 below, if the employment of a Participant is terminated by the Company or an Affiliate by reason of Cause, such Option shall cease to be exercisable at the time of the Participant's termination of employment. The independent members of the Board or the Independent Committee shall determine whether a Participant's employment is terminated by reason of Cause. In making such determination, such body shall act fairly and shall give the Participant an opportunity to be heard and present evidence on his or her behalf. If a Participant's employment terminates for reasons other than Cause, but Cause is discovered after the termination and is determined to have occurred by such body, all outstanding Options shall cease to be exercisable upon such determination.

        For purposes of this Section, the employment relationship will be treated as continuing while the Participant is on military leave, sick leave (including short-term disability) or other bona fide leave of absence (to be determined in the sole discretion of the Administrator, in accordance with rules and regulations construing Code Sections 422(a)(2) and 409A). Notwithstanding the foregoing, in the case of an Incentive Stock Option, employment shall not be deemed to continue beyond three months after the Participant ceased active employment, unless the Participant's reemployment rights are guaranteed by statute or by contract. In the event that an Incentive Stock Option is exercised after the period following termination of employment that is required for qualification under Code Section 422(b), such Option shall be treated as a Nonqualified Stock Option for all Plan purposes.

        In the event a Non-Employee Director terminates service as a Director, the former Director (or his or her designated Beneficiary in the event of the Non-Employee Director's death) shall have the right (subject to the limitation that no Option may be exercised after its stated expiration date) to exercise the Option (to the extent vested pursuant to the terms of the Option Agreement and not previously exercised) within one year after such termination or on such other terms established by the Board in the Agreement or otherwise prior to termination of service.

        (f)        Rights as a Shareholder. A Participant or a transferee of a Participant shall have no rights as a shareholder with respect to any Shares covered by his or her Option until the date of issuance of a stock certificate for such Shares. No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 19.

        (g)       Modification, Extension and Renewal of Options. Subject to the terms and conditions and within the limitations of the Plan, including the limitations of Section 22, the Administrator may modify, extend or renew outstanding Options granted to Employees and Directors under the Plan. Notwithstanding the foregoing, however, no modification of an Option shall, without the consent of the Participant, alter or impair any rights or obligations under any Option previously granted under the Plan or cause any Option to fail to be exempt from the requirements of Code Section 409A.

        (h)       Limitation of Incentive Stock Option Awards. If and to the extent that the aggregate Fair Market Value (determined as of the date the Option is granted) of the Shares with respect to which any Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under this Plan and all other plans maintained by the Company, its parent or its Subsidiaries exceeds $100,000, the excess (taking into account the order in which they were granted) shall be treated as Nonqualified Stock Options.

        (i)        No Reload Options. Options that provide for the automatic grant of another Option upon exercise of the original Option may not be granted under the Plan.

        (j)        Other Provisions. The Option Agreement shall contain such other provisions that are consistent with the terms of the Plan, including, without limitation, restrictions upon the exercise of the Option, as the Administrator shall deem advisable.

8.     STOCK APPRECIATION RIGHTS.

         Stock Appreciation Rights granted to Participants pursuant to the Plan may be granted alone, in addition to, or in conjunction with, Options.

        (a)       Number of Shares. Each Stock Appreciation Right shall state the number of Shares or Share Equivalents to which it pertains, which shall be subject to adjustment in accordance with Section 19.

        (b)       Calculation of Appreciation; Exercise Price. The appreciation distribution payable on the exercise of a Stock Appreciation Right will be equal to the excess of (i) the aggregate Fair Market Value (on the day before the date of exercise of the Stock Appreciation Right) of a number of Shares equal to the number of Shares or Share Equivalents in which the Participant is vested under such Stock Appreciation Right on such date, over (ii) the Exercise Price determined by the Administrator on the date of grant of the Stock Appreciation Right which shall not be less than 100% of the Fair Market Value of a Share on the date of grant.

        (c)       Term and Exercise of Stock Appreciation Rights. Each Stock Appreciation Right shall state the time or times when it may become exercisable. No Stock Appreciation Right shall be exercisable after the expiration of seven years from the date it is granted or such lesser period established by the Administrator.

        (d)       Payment. The appreciation distribution in respect of a Stock Appreciation Right may be paid in Common Stock or in cash, or any combination of the two, or in any other form of consideration as determined by the Administrator and contained in the Stock Appreciation Right Agreement.

        (e)       Limitations on Transferability. A Stock Appreciation Right shall, during a Participant's lifetime, be exercisable only by the Participant. No Stock Appreciation Right or any right granted thereunder shall be transferable by the Participant by operation of law or otherwise, other than by will or the laws of descent and distribution. Notwithstanding the foregoing, a Participant may designate a beneficiary to succeed, after the Participant's death, to all of the Participant's Stock Appreciation Rights outstanding on the date of termination of employment. Each Stock Appreciation Right Agreement shall set forth the extent to which the Participant shall have the right to exercise the Stock Appreciation Right following termination of the Participant's employment or service with the Company and its Affiliates. Such provisions shall be determined in the sole discretion of the Administrator, need not be uniform among all Stock Appreciation Right Agreements entered into pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment.

        (f)        Termination of Employment. Each Stock Appreciation Right Agreement shall set forth the extent to which the Participant shall have the right to exercise the Stock Appreciation Right following termination of the Participant's employment of service with the Company and its Affiliates. Such provisions shall be determined in the sole discretion of the Administrator, need not be uniform among all Stock Appreciation Rights Agreements entered into pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment.

        (g)       Rights as a Shareholder. A Participant or a transferee of a Participant shall have no rights as a shareholder with respect to any Shares covered by his or her Stock Appreciation Right until the date of issuance of such Shares. Except as provided in Section 19, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such Shares are issued.

        (h)       Other Terms and Conditions. The Stock Appreciation Right Agreement may contain such other terms and conditions, including restrictions or conditions on the vesting of the Stock Appreciation Right or the conditions under which the Stock Appreciation Right may be forfeited, as may be determined by the Administrator that are consistent with the Plan.

9.     RESTRICTED STOCK.

        (a)       Grants. Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the Employees and Directors to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares of Restricted Stock to be awarded, the price (if any) to be paid by the recipient of Restricted Stock, the time or times within which such Awards may be subject to forfeiture, and all other terms and conditions of the Awards. The Administrator may condition the grant of Restricted Stock upon the attainment of specified performance objectives established by the Administrator pursuant to Section 14 or such other factors as the Administrator may determine, in its sole discretion.

        The terms of each Restricted Stock Award shall be set forth in a Restricted Stock Agreement between the Company and the Participant, which Agreement shall contain such provisions as the Administrator determines to be necessary or appropriate to carry out the intent of the Plan. Each Participant receiving a Restricted Stock Award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award. The Administrator shall require that stock certificates evidencing such shares be held by the Company until the restrictions lapse and that, as a condition of any Restricted Stock Award, the Participant shall deliver to the Company a stock power relating to the stock covered by such Award. Notwithstanding any other provision of the Plan to the contrary, except with respect to a maximum of 5% of the shares authorized for issuance under Section 6, any Awards of Restricted Stock which vest on the basis of the Participant's length of service with the Company or its subsidiaries shall not provide for vesting that is any more rapid than annual pro rata vesting over a three-year period, and any Awards of Restricted Stock which provide for vesting upon the attainment of performance goals shall provide for a performance period of at least 12 months.

        (b)       Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Section 9 shall be subject to the following restrictions and conditions:

          (i)        During a period set by the Administrator commencing with the date of such Award (the "Restriction Period"), the Participant shall not be permitted to sell, transfer, pledge, assign or encumber shares of Restricted Stock awarded under the Plan. Within these limits, the Administrator, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance, or such other factors or criteria as the Administrator may determine in its sole discretion.

          (ii)       Except as provided in this paragraph (ii) and paragraph (i) above, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the shares and the right to receive any cash dividends; provided that the Administrator shall provide that either (A) the payment of ordinary cash dividends shall be delayed unless and until the underlying Restricted Stock becomes vested or (B) such ordinary cash dividends shall be invested in additional shares of Restricted Stock (or Share Equivalents or Restricted Stock Units) to the extent available under Section 6, which shall be subject to the same restrictions as the underlying Restricted Stock. Stock dividends issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued.

          (iii)      The Administrator shall specify the conditions under which shares of Restricted Stock shall vest or be forfeited and such conditions shall be set forth in the Restricted Stock Agreement.

          (iv)      If and when the Restriction Period applicable to shares of Restricted Stock expires without a prior forfeiture of the Restricted Stock, certificates for an appropriate number of unrestricted shares shall be delivered promptly to the Participant, and the certificates for the shares of Restricted Stock shall be cancelled.

10.     RESTRICTED STOCK UNITS.

        (a)       Grants. Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the Employees and Directors to whom, and the time or times at which, grants of Restricted Stock Units will be made, the number of Restricted Stock Units to be awarded, the price (if any) to be paid by the recipient of the Restricted Stock Units, the time or times within which such Restricted Stock Units may be subject to forfeiture, and all other terms and conditions of the Restricted Stock Unit Awards. The Administrator may condition the grant of Restricted Stock Unit Awards upon the attainment of specified performance objectives established by the Administrator pursuant to Section 14 or such other factors as the Administrator may determine, in its sole discretion.

        The terms of each Restricted Stock Unit Award shall be set forth in a Restricted Stock Unit Award Agreement between the Company and the Participant, which Agreement shall contain such provisions as the Administrator determines to be necessary or appropriate to carry out the intent of the Plan. With respect to a Restricted Stock Unit Award, no certificate for shares of stock shall be issued at the time the grant is made (nor shall any book entry be made in the records of the Company), and the Participant shall have no right to or interest in shares of stock of the Company as a result of the grant of Restricted Stock Units.

        (b)       Restrictions and Conditions. The Restricted Stock Units awarded pursuant to this Section 10 shall be subject to the following restrictions and conditions:

          (i)        At the time of grant of a Restricted Stock Unit Award, the Administrator may impose such restrictions or conditions on the vesting of the Restricted Stock Units, as the Administrator deems appropriate. Within these limits, the Administrator, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance, a Change in Control or such other factors or criteria as the Administrator may determine in its sole discretion. The foregoing notwithstanding, no action pursuant to the preceding sentence may alter the time of payment of the Restricted Stock Unit Award, if such alteration would cause the Award to be subject to penalty under Code Section 409A.

          (ii)       Dividend equivalents may be credited in respect of Restricted Stock Units, as the Administrator deems appropriate. Such dividend equivalents may be paid in cash (subject to the vesting schedule of the underlying Restricted Stock Units) or converted into additional Restricted Stock Units by dividing (1) the aggregate amount or value of the dividends paid with respect to that number of Shares equal to the number of Restricted Stock Units then credited by (2) the Fair Market Value per Share on the payment date for such dividend. The additional Restricted Stock Units credited by reason of such dividend equivalents will be subject to all of the terms and conditions (including the vesting schedule) of the underlying Restricted Stock Unit Award to which they relate.

          (iii)      The Administrator shall specify the conditions under which Restricted Stock Units shall vest or be forfeited and such conditions shall be set forth in the Restricted Stock Unit Agreement.

        (c)       Deferral Election. Each recipient of a Restricted Stock Unit Award may be eligible, subject to Administrator approval, to elect to defer all or a percentage of any Shares he or she may be entitled to receive upon the lapse of any restrictions or vesting period to which the Award is subject. This election shall be made by giving notice in a manner and within the time prescribed by the Administrator and in compliance with the requirements of Code Section 409A. Each Participant must indicate the percentage (expressed in whole percentages) he or she elects to defer of any Shares he or she may be entitled to receive. If no notice is given, the Participant shall be deemed to have made no deferral election. Each deferral election filed with the Administrator shall become irrevocable on and after the prescribed deadline.

11.     PERFORMANCE SHARES.

        (a)       Grants. Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the Employees and Directors to whom, and the time or times at which, grants of Performance Shares will be made, the number of Performance Shares to be awarded, the price (if any) to be paid by the recipient of the Performance Shares, the time or times within which such Performance Shares may be subject to forfeiture, and all other terms and conditions of the Performance Share Awards. The Administrator may condition the grant of Performance Share Awards upon the attainment of specified performance objectives established by the Administrator pursuant to Section 14 or such other factors as the Administrator may determine, in its sole discretion.

        The terms of each Performance Share Award shall be set forth in a Performance Share Award Agreement between the Company and the Participant, which Agreement shall contain such provisions as the Administrator determines to be necessary or appropriate to carry out the intent of the Plan. With respect to a Performance Share Award, no certificate for shares of stock shall be issued at the time the grant is made (nor shall any book entry be made in the records of the Company), and the Participant shall have no right to or interest in shares of stock of the Company as a result of the grant of Performance Shares.

        (b)       Restrictions and Conditions. The Performance Shares awarded pursuant to this Section 11 shall be subject to the following restrictions and conditions:

          (i)        At the time of grant of a Performance Share Award, the Administrator may set performance objectives in its discretion which, depending on the extent to which they are met, will determined the number of Performance Shares that will be paid out to the Participant. The time period during which the performance objectives must be met will be called the "Performance Period." After the applicable Performance Period has ended, the recipient of the Performance Shares will be entitled to receive the number of Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives have been achieved. After the grant of a Performance Share Award, the Administrator, in its sole discretion, may reduce or waive any performance objective for such Performance Share Award; provided, however, that no performance objective may be waived or reduced for a Covered Employee and further provided that no such action may alter the time of payment of the Performance Share Award, if such alteration would cause the award to be subject to penalty under Code Section 409A.

          (ii)       Dividend equivalents will not be credited in respect of any unearned Performance Share Award during the applicable Performance Period.

12.     OTHER SHARE-BASED AWARDS.

        (a)       Grants. Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares ("Other Share-Based Awards"), may be granted either alone or in addition to or in conjunction with other Awards under this Plan. Awards under this Section 12 may include (without limitation) Stock Rights, the grant of Shares conditioned upon some specified event, the payment of cash based upon the performance of the Shares or the grant of securities convertible into Shares.

        Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the Employees and Directors to whom and the time or times at which Other Share-Based Awards shall be made, the number of Shares or other securities, if any, to be granted pursuant to Other Share-Based Awards, and all other conditions of the Other Share-Based Awards. The Administrator may condition the grant of an Other Share-Based Award upon the attainment of specified performance goals or such other factors as the Administrator shall determine, in its sole discretion. In granting an Other Share-Based Award, the Administrator may determine that the recipient of an Other Share-Based Award shall be entitled to receive, currently or on a deferred basis, interest or dividends or dividend equivalents with respect to the Shares or other securities covered by the Award, and the Administrator may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested; provided that the Administrator shall provide that either (A) the payment of ordinary cash dividends shall be delayed unless and until the underlying Award becomes vested or (B) such ordinary cash dividends shall be invested in additional Shares, Share Equivalents or Restricted Stock Units to the extent available under Section 6, which shall be subject to the same restrictions as the underlying Award. The terms of any Other Share-Based Award shall be set forth in an Other Share-Based Award Agreement between the Company and the Participant, which Agreement shall contain such provisions as the Administrator determines to be necessary or appropriate to carry out the intent of the Plan.

        (b)       Terms and Conditions. In addition to the terms and conditions specified in the Other Share-Based Award Agreement, Other Share-Based Awards shall be subject to the following:

          (i)        Any Other Share-Based Award may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the Shares are issued or the Award becomes payable, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

          (ii)       The Other Share-Based Award Agreement shall contain provisions dealing with the disposition of such Award in the event of termination of the Employee's employment or the Director's service prior to the exercise, realization or payment of such Award, and the Administrator in its sole discretion may provide for payment of the Award in the event of the Participant's retirement, Disability or death or a Change in Control, with such provisions to take account of the specific nature and purpose of the Award.

13.     OTHER PAYMENTS IN SHARES.

         Shares may be issued under this Plan to satisfy the payment of all or part of an award pursuant to the Company's annual bonus plan. In addition, all or part of any Director's fees may be paid in Shares or Share Equivalents issued under this Plan. Any Shares issued pursuant to this Section 13 shall reduce the number of Shares authorized under Section 6 but shall not be considered an Award for purposes of the maximum grant limitation in Section 5(b).

14.     PERFORMANCE OBJECTIVES.

        (a)       Authority to Establish. The Administrator shall determine the terms and conditions of Awards at the date of grant or thereafter; provided that performance objectives for each year, if any, shall be established by the Administrator not later than the latest date permissible under Code Section 162(m).

        (b)       Criteria. To the extent that such Awards are paid to Employees the performance objectives to be used, if any, shall be expressed in terms of one or more of the following: total shareholder return; earnings per share; stock price; return on equity; net earnings; income from continuing operations; related return ratios; cash flow; net earnings growth; earnings before interest, taxes, depreciation and amortization (EBITDA); gross or operating margins; productivity ratios; expense targets; operating efficiency; market share; customer satisfaction; working capital targets (including, but not limited to days sales outstanding); return on assets; increase in revenues; decrease in expenses; increase in funds from operations (FFO); and increase in FFO per share. Awards may be based on performance against objectives for more than one Subsidiary or segment of the Company. For example, awards for a Participant employed by the Company may be based on overall corporate performance against objectives, but awards for a Participant employed by a Subsidiary may be based on a combination of corporate, segment, and Subsidiary performance against objectives. Performance objectives, if any, established by the Administrator may be (but need not be) different from year-to-year, and different performance objectives may be applicable to different Participants. Performance objectives may be determined on an absolute basis or relative to internal goals or relative to levels attained in prior years or related to other companies or indices or as ratios expressing relationships between two or more performance objectives. In addition, performance objectives may be based upon the attainment of specified levels of Company performance under one or more of the measures described above relative to the performance of other corporations.

        (c)       Adjustments. The Committee shall specify the manner of adjustment of any performance objectives to the extent necessary to prevent dilution or enlargement of any award as a result of extraordinary events or circumstances, as determined by the Committee, or to exclude the effects of extraordinary, unusual, or non-recurring items; changes in applicable laws, regulations, or accounting principles; currency fluctuations; discontinued operations; non-cash items, such as amortization, depreciation, or reserves; asset impairment; or any recapitalization, restructuring, reorganization, merger, acquisition, divestiture, consolidation, spin-off, split-up, combination, liquidation, dissolution, sale of assets, or other similar corporate transaction. Any adjustment to performance objectives pursuant to this Section 14(c) shall be done in accordance with Code Section 162(m).

15.     CHANGE IN CONTROL.

        (a)       Discretion to Accelerate. An Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the applicable Award Agreement and determined by the Administrator on a grant by grant basis or as may be provided in any other written agreement between the Company and any Affiliate or Subsidiary and the Participant; provided, however, that in the absence of such provision, no such acceleration shall occur and any such acceleration shall be subject to the limits set forth in Section 15(b). In the event of a Change in Control, the surviving, continuing, successor, or purchasing Company or other business entity or parent thereof, as the case may be (the "Acquiror") may, without the consent of any Participant, either assume or continue the Company's rights and obligations under outstanding Awards or substitute for such Awards substantially equivalent awards covering the Acquiror's stock.

        (b)       Limitation on Acceleration. In connection with any acceleration of vesting or change in exercisability upon or after a Change in Control, if any amount or benefit to be paid or provided under an Award or under any other agreement between a Participant and Company would be an Excess Parachute Payment (including after taking into account the value, to the maximum extent permitted by Code Section 280G, of covenants by or restrictions on Participant following the Change in Control), then the payments and benefits to be paid or provided will be reduced to the minimum extent necessary (but in no event to less than zero) so that no portion of any such payment or benefit, as so reduced, constitutes an Excess Parachute Payment; provided, however, that the foregoing reduction will not be made if such reduction would result in a Participant receiving an After-Tax Amount less than 90% of the After-Tax Amount of the payments Participant would have received under such Awards or any other agreement without regard to this limitation. Whether requested by a Participant or the Company, the determination of whether any reduction in such payments or benefits is required pursuant to the preceding sentence, and the value to be assigned to any covenants by or restrictions on Participant, for purposes of determining the amount, if any, of the Excess Parachute Payment will be made at the expense of the Company by the Company's independent accountants or benefits consultant. The fact that a Participant's right to payments or benefits may be reduced by reason of the limitations contained in this paragraph will not of itself limit or otherwise affect any other rights of a Participant under any other agreement. In the event that any payment or benefit intended to be provided is required to be reduced pursuant to this paragraph, a Participant will be entitled to designate the payments and/or benefits to be so reduced in order to give effect to this paragraph, provided, however, if any such payments and/or benefits constitute deferred compensation within the meaning of Section 409A, the following rules shall apply: first a pro rata reduction of (i) cash payments subject to Section 409A of the Code as deferred compensation and (ii) cash payments not subject to Section 409A of the Code, and second a pro rata cancellation of (x) equity-based compensation subject to Section 409A of the Code as deferred compensation and (y) equity-based compensation not subject to Section 409A of the Code. The Company will provide Participant with all information reasonably requested by Participant to permit Participant to make such designation. In the event that Participant fails to make such designation within ten business days after receiving notice from the Company of a reduction under this paragraph, the Company may effect such reduction in any manner it deems appropriate.

16.     FORFEITURE FOR CAUSE.

         Notwithstanding any other provision of this Plan to the contrary, if the independent members of the Board or the Independent Committee determines that a Participant has engaged in conduct which constitutes Cause, the following provisions shall apply:

        (a)       Any outstanding Option shall immediately and automatically terminate, be forfeited and shall cease to be exercisable, without limitation. In addition, any shares of Restricted Stock, Restricted Stock Units or Performance Shares as to which the restrictions have not lapsed shall immediately and automatically be forfeited, all of the rights of the Participant to such shares or share equivalents shall immediately terminate, and any Restricted Stock shall be returned to the Company.

        (b)       The lapse of restrictions on or vesting of Restricted Stock, Restricted Stock Units, or Performance Shares that have vested or upon which the restrictions have lapsed within the 36-month period immediately prior to the date it is determined that the Participant engaged in conduct constituting Cause (the "Determination Date") shall be rescinded and all outstanding Awards shall be cancelled. The Participant shall deliver to the Company the Shares delivered upon vesting or lapse of restrictions if such vesting or lapse of restrictions has been rescinded and the Shares retained by the Participant.

        (c)       The independent members of the Board or the Independent Committee may, to the extent permitted by applicable law, rescind any Awards made to the Participant within the 36-month period immediately prior to the Determination Date.

        (d)       The independent members of the Board or the Independent Committee may, to the extent permitted by applicable law, recover any gains realized from the sale of vested Shares or the sale or other disposition of any Shares issued or issuable upon the exercise of an Option, in the case of any such sale or other disposition during the 36-month period immediately prior to the Determination Date.

        The independent members of the Board or the Independent Committee shall determine in such body's sole discretion whether the Participant has engaged in conduct that constitutes Cause.

        Any provision of this Section 16 which is determined by a court of competent jurisdiction to be invalid or unenforceable should be construed or limited in a manner that is valid and enforceable and that comes closest to the business objectives intended by such invalid or unenforceable provision, without invalidating or rendering unenforceable the remaining provisions of this Section 16.

17.     RECOUPMENT.

        Dodd-Frank Clawback. The Committee shall full authority to implement any policies and procedures necessary to comply with Section 10D of the Exchange Act and any rules promulgated thereunder. Without limiting the foregoing, the Committee may provide in award agreements or with respect to any Award granted hereunder that, in event of a financial restatement that reduces amount of previously awarded incentive compensation that would not have been earned had results been properly reported, outstanding awards will be cancelled and Company may clawback (i.e., recapture) realized Option/Stock Appreciation Right gains and realized value for vested Restricted Stock or Restricted Stock Units or earned Performance Shares or Other Share-Based Awards within 12 months preceding financial restatement.

        Recoupment in the Event of Restatement. Notwithstanding any other provision of this Plan to the contrary, if the Company's financial statements are the subject of a restatement due to misconduct, fraud or malfeasance, then the following shall apply:

        (a)       To the extent permitted by governing law, the independent members of the Board or the Independent Committee may, in its discretion, (i) rescind any Excess Equity Award or portion thereof made to an Executive Officer within the 36-month period immediately prior to the date such material restatement is first publicly disclosed and (ii) in the event that an Executive Officer has sold or otherwise disposed of some or all of the Shares subject to the Excess Equity Award, recover any gains made from the sale or other disposition of such Shares that was effected during the 36-month period immediately prior to the date such material restatement is first publicly disclosed. In no event shall the Company be required to award an Executive Officer additional equity incentive compensation should the restated financial statements result in a higher equity incentive payment.

        (b)       In addition to the foregoing, the independent members of the Board or the Independent Committee may, in its discretion, require that an Executive Officer pay the Company, in cash and upon demand, Option Proceeds resulting from the sale or other disposition of Shares issued or issuable upon the exercise of an Option if the sale or disposition was effected during the 36-month period immediately prior to the date such material restatement is first publicly disclosed.

        Any provision of this Section 17 which is determined by a court of competent jurisdiction to be invalid or unenforceable should be construed or limited in a manner that is valid and enforceable and that comes closest to the business objectives intended by such invalid or unenforceable provision, without invalidating or rendering unenforceable the remaining provisions of this Section 17.

18.     TERM OF PLAN.

         Awards may be granted pursuant to the Plan until the termination of the Plan on January 10, 2022.

19.     RECAPITALIZATION.

         Subject to any required action by the shareholders, the number of Shares covered by this Plan as provided in Section 6, the maximum grant limitation in Section 5(b), the number of Shares or Share Equivalents covered by or referenced in each outstanding Award, and the Exercise Price of each outstanding Option or Stock Appreciation Right and any price required to be paid for Restricted Stock or Other Share-Based Award shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares, the payment of a stock dividend (but only of Common Stock) or any other increase or decrease in the number of such Shares effected without receipt of consideration by the Company or the declaration of a dividend payable in cash that has a material effect on the price of issued Shares.

        Subject to any required action by the shareholders, if the Company shall be a party to any merger, consolidation or other reorganization, each outstanding Award shall pertain and apply to the securities to which a holder of the number of Shares or Share Equivalents subject to the Award would have been entitled. In the event of a change in the Common Stock as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

        To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive, provided that each Incentive Stock Option granted pursuant to this Plan shall not be adjusted in a manner that causes the Option to fail to continue to qualify as an incentive stock option within the meaning of Code Section 422 or subject the Option to the requirements of Code Section 409A.

        Except as expressly provided in this Section 19, a Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another Company, and any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class, shall not affect the number or price of Shares subject to the Option.

        The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business assets.

20.     SECURITIES LAW REQUIREMENTS AND LIMITATION OF RIGHTS.

        (a)       Securities Law. No Shares shall be issued pursuant to the Plan unless and until the Company has determined that: (i) it and the Participant have taken all actions required to register the Shares under the Securities Act of 1933 or perfect an exemption from registration; (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed has been satisfied; and (iii) any other applicable provision of state or federal law has been satisfied.

        (b)       Employment Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain employed by the Company or an Affiliate or to remain a Director. The Company and its Affiliates reserve the right to terminate the employment of any employee at any time, with or without cause or for no cause, subject only to a written employment contract (if any), and the Board reserves the right to terminate a Director's membership on the Board for cause in accordance with the Company's Restated Certificate of Incorporation.

        (c)       Shareholders' Rights. Except as provided by the Administrator in accordance with Section 12, a Participant shall have no dividend rights, voting rights or other rights as a shareholder with respect to any Shares covered by his or her Award prior to the issuance of a stock certificate for such Shares. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such certificate is issued.

        (d)       Creditors' Rights. A holder of an Other Share-Based Award shall have no rights other than those of a general creditor of the Company. An Other Share-Based Award shall represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Other Share-Based Award Agreement. An Other Share-Based Award shall not be deemed to create a trust for the benefit of any individual.

21.     BENEFICIARY DESIGNATION.

         Participants and their Beneficiaries may designate on the prescribed form one or more Beneficiaries to whom distribution shall be made of any Award outstanding at the time of the Participant's or Beneficiary's death. A Participant or Beneficiary may change such designation at any time by filing the prescribed form with the Administrator. If a Beneficiary has not been designated or if no designated Beneficiary survives the Participant or Beneficiary, distribution will be made to the residuary beneficiary under the terms of the Participant's or Beneficiary's last will and testament or, in the absence of a last will and testament, to the Participant's or Beneficiary's estate as Beneficiary.

22.     AMENDMENT OF THE PLAN.

         The Board may suspend or discontinue the Plan or revise or amend it with respect to any Shares at the time not subject to Awards except that, without approval of the shareholders of the Company, no such revision or amendment shall:

        (a)       Increase the number of Shares subject to the Plan;

        (b)       Change the designation in Section 5 of the class of Employees eligible to receive Awards;

        (c)       Decrease the price at which Incentive Stock Options may be granted;

        (d)       Remove the administration of the Plan from the Administrator;

        (e)       Amend Section 23; or

        (f)        Amend this Section 22 to defeat its purpose.

        Notwithstanding anything to the contrary in the Plan, the Committee may grant Awards with such terms, or create sub-plans, as may be necessary for the purpose of qualifying for preferred tax treatment under non-U.S. tax laws or complying with local rules and regulations.

23.     NO AUTHORITY TO REPRICE.

         Without the consent of the shareholders of the Company, except as provided in Section 19, the Administrator shall have no authority to effect (i) the repricing of any outstanding Options or Stock Appreciation Rights under the Plan, (ii) the cancellation of any outstanding Options or Stock Appreciation Rights under the Plan and the grant in substitution therefor of new Options or Stock Appreciation Rights, or of new Restricted stock or Restricted Stock Units or Other Stock-Based Awards, in any case covering the same or different numbers of shares of Common Stock that has the effect of an indirect repricing, or (iii) cashing out Options or Stock Appreciation Rights that have an Exercise Price greater than the then-Fair Market Value of the Shares.

24.     NO OBLIGATION TO EXERCISE OPTION.

         The granting of an Option shall impose no obligation upon the Participant to exercise such Option.

25.     APPROVAL OF SHAREHOLDERS.

         This Plan and any amendments requiring shareholder approval pursuant to Section 22 shall be subject to approval by affirmative vote of the shareholders of the Company. Such vote shall be taken at the first annual meeting of shareholders following the adoption of the Plan or of any such amendments, or any adjournment of such meeting.

26.     WITHHOLDING TAXES.

        (a)       General. To the extent required by applicable law, the person exercising any Option granted under the Plan or the recipient of any payment or distribution under the Plan shall make arrangements satisfactory to the Company for the satisfaction of any applicable withholding tax obligations. The Company shall not be required to make such payment or distribution until such obligations are satisfied.

        (b)       Other Awards. The Administrator may permit a Participant who exercises Nonqualified Stock Options or who vests in Restricted Stock Awards, Restricted Stock Unit Awards, Performance Share Awards or, as applicable, Stock Appreciation Rights and Other Share-Based Awards, to satisfy all or part of his or her statutory minimum withholding tax obligations by having the Company withhold a portion of the Shares that otherwise would be issued to him or her under such Awards. Such Shares shall be valued at the Fair Market Value on the day preceding the day when taxes otherwise would be withheld in cash. The payment of withholding taxes by surrendering Shares to the Company, if permitted by the Administrator, shall be subject to such restrictions as the Administrator may impose, including any restrictions required by rules of the Securities and Exchange Commission.

27.     SUCCESSORS AND ASSIGNS.

         The Plan shall be binding upon the Company, its successors and assigns, and any parent Company of the Company's successors or assigns. Notwithstanding that the Plan may be binding upon a successor or assign by operation of law, the Company shall require any successor or assign to expressly assume and agree to be bound by the Plan in the same manner and to the same extent that the Company would be if no succession or assignment had taken place.

28.     EXECUTION.

         To record the adoption of the Plan as amended and restated on January 10, 2012, the Company has caused its authorized officer to execute the same.

ABM INDUSTRIES INCORPORATED
By:	Senior Vice President, Human Resources

KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date ABM INDUSTRIES INCORPORATED M39498-P18720 551 5TH AVENUE SUITE 300 NEW YORK, NY 10176 To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. For Against Abstain 2. Proposal to ratify the selection of KPMG LLP as ABM Industries Incorporated's independent registered public accounting firm for fiscal year 2012. 3. Proposal to approve, by advisory vote, executive compensation. For All Withhold All For All Except 0 0 0 01) Linda Chavez 02) J. Philip Ferguson 03) Henrik C. Slipsager 1. Election of Directors Nominees: VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following: 0 0 0 0 0 0 0 0 0 The Board of Directors recommends you vote FOR the following proposals: 4. Proposal to approve amendments to the ABM Industries Incorporated 2006 Equity Incentive Plan. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 6, 2012 The undersigned hereby appoints Anthony G. Fernandes, Luke S. Helms and Maryellen C. Herringer and each of them, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the reverse side of this card, all the shares of common stock of ABM Industries Incorporated which the undersigned is entitled to vote at the Annual Meeting of Shareholders of ABM to be held on March 6, 2012, or at any adjournment thereof, with all powers which the undersigned would possess if present at the meeting. The undersigned also appoints these persons, in their discretion, to vote upon such other business as may properly come before the meeting or any adjournment thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDERS. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2 THROUGH 4. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Annual Report on Form 10-K for the Fiscal Year Ended October 31, 2011 and the ABM 2011 Report to Shareholders are available at www.proxyvote.com. M39499-P18720 Continued and to be signed on reverse side